As filed with the Securities and Exchange Commission on February 27, 2007

1933 Act Registration No. 333 - 70752

1940 Act Registration No. 811 - 10507

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 17	☒

(Check appropriate box or boxes)

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

AXA Enterprise Multimanager Funds Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Prospectuses

Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PROSPECTUS MARCH 1, 2007

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

(28892)

INTRODUCTION

AXA Enterprise Multimanager Funds Trust (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C, Class P and Class Y shares of each of the AXA Enterprise Multimanager Funds.* Each fund is a diversified fund, except AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund, which are non-diversified funds. AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund are sometimes referred to as “sector funds.” Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objectives and policies of a fund are not fundamental policies and may be changed without a shareholder vote, except where otherwise noted. Each fund (except the AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Value Fund) has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the relevant fund.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The distributor for each fund is Enterprise Fund Distributors, Inc. (the “Distributor”).

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

*	On December 13, 2004, all Class A shares of the Trust then outstanding were renamed Class P shares and the Trust began offering new Class A shares, as described in this Prospectus. Class P shares are no longer available for purchase, except through exchanges of Class P shares of another fund and through dividend reinvestments, as described in this Prospectus. Also on that date, Class Z shares of the Trust were renamed Class Y shares.

INFORMATION REGARDING THE PROPOSED REORGANIZATIONS OF CERTAIN AXA MULTIMANAGER FUNDS INTO CORRESPONDING GOLDMAN SACHS FUNDS

On December 28, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“Reorganization Agreement”), which must be approved by shareholders of the AXA Multimanager Funds. The Reorganization Agreement provides for the reorganization of each AXA Multimanager Fund into a corresponding Goldman Sachs Fund as set forth below (each, a “Reorganization” and collectively, the “Reorganizations”):

AXA Multimanager Funds

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Core Bond Fund

Goldman Sachs Fund

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Structured Large Cap Growth Fund

Goldman Sachs Structured International Equity Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Tollkeeper Fund

Goldman Sachs Structured Large Cap Value Fund

Goldman Sachs Core Plus Fixed Income Fund

Each AXA Multimanager Fund and the corresponding Goldman Sachs Fund listed above have similar investment objectives, policies and risks. AXA Equitable Life Insurance Company serves as the investment manager for the AXA Multimanager Funds, while Goldman Sachs Asset Management L.P. serves as the investment adviser for the Goldman Sachs Funds and will continue to provide the day-to-day portfolio management for the Goldman Sachs Funds after the Reorganization.

A special shareholder meeting of the AXA Multimanager Funds is scheduled to be held on or about May 9, 2007 to vote on the Reorganization Agreement. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will occur in the second quarter of 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the AXA Multimanager Funds above (subject to the usual limitations described in the Trust’s Prospectus).

INFORMATION REGARDING THE PROPOSED LIQUIDATION OF THE AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

On December 7, 2006, the Trust’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) under which the AXA Enterprise Multimanager Health Care Fund will liquidate and terminate due to the inability to attract a sufficient number of investors in the AXA Enterprise Multimanager Health Care Fund and maintain its assets at an economically viable level. It is expected that the liquidation will take place in the second quarter 2007 (the “Liquidation Date”). Under the Plan, the AXA Enterprise Multimanager Health Care Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, the AXA Enterprise Multimanager Health Care Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the AXA Enterprise Multimanager Health Care Fund shares. Once the distribution is complete, the Fund will terminate.

In anticipation of the liquidation, the AXA Enterprise Multimanager Health Care Fund was closed to new investment accounts, effective Monday, January 8, 2007. In addition, the AXA Enterprise Multimanager Health Care Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, the AXA Enterprise Multimanager Health Care Fund might not pursue its investment objectives or policies.

Please note that you may redeem or exchange your shares of the AXA Enterprise Multimanager Health Care Fund at any time prior to the Liquidation Date.

Table of

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles — in this case “growth” styles — to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
13.89% (2003 2nd Quarter)	–19.11% (2002 2nd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	–5.32%	N/A	0.68%
Return After Taxes on Distributions	–5.32%	N/A	0.68%
Return After Taxes on Distributions & Sale of Fund Shares	–3.46%	N/A	0.58%
Class B—Return Before Taxes	–6.05%	0.63%	0.63%
Return After Taxes on Distributions	–6.05%	–0.63%	–0.63%
Return After Taxes on Distributions & Sale of Fund Shares	–3.93%	–0.54%	–0.54%
Class C—Return Before Taxes	–2.09%	–0.25%	–0.25%
Return After Taxes on Distributions	–2.09%	–0.25%	–0.25%
Return After Taxes on Distributions & Sale of Fund Shares	–1.36%	–0.21%	–0.21%
Class P—Return Before Taxes	–5.91%	–0.62%	–0.62%
Return After Taxes on Distributions	–5.91%	–0.67%	–0.67%
Return After Taxes on Distributions & Sale of Fund Shares	–3.84%	–0.56%	–0.56%
Class Y—Return Before Taxes	–0.10%	0.76%	0.76%
Return After Taxes on Distributions	–0.10%	0.67%	0.67%
Return After Taxes on Distributions & Sale of Fund Shares	–0.06%	0.59%	0.59%
Russell 1000 Growth Index**	9.07%	2.69%	2.69%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including at least 65% of its total assets in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.26% (2003 2nd Quarter)	–16.07% (2002 3rd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	7.74%	N/A	7.53%
Return After Taxes on Distributions	6.47%	N/A	6.63%
Return After Taxes on Distributions & Sale of Fund Shares	6.52%	N/A	6.37%
Class B—Return Before Taxes	7.50%	4.41%	4.41%
Return After Taxes on Distributions	6.15%	3.98%	3.98%
Return After Taxes on Distributions & Sale of Fund Shares	6.48%	3.72%	3.72%
Class C—Return Before Taxes	11.50%	4.74%	4.74%
Return After Taxes on Distributions	10.15%	4.32%	4.32%
Return After Taxes on Distributions & Sale of Fund Shares	9.08%	4.02%	4.02%
Class P—Return Before Taxes	7.14%	4.36%	4.36%
Return After Taxes on Distributions	5.87%	3.87%	3.87%
Return After Taxes on Distributions & Sale of Fund Shares	6.12%	3.63%	3.63%
Class Y—Return Before Taxes	13.77%	5.80%	5.80%
Return After Taxes on Distributions	12.32%	5.23%	5.23%
Return After Taxes on Distributions & Sale of Fund Shares	10.51%	4.83%	4.83%
Standard and Poor’s 500 Index**	15.80%	6.19%	6.19%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Institutional Capital LLC MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the fund to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles — in this case “value” styles — to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.02% (2003 2nd Quarter)	–17.25% (2002 3rd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	13.46%	N/A	10.48%
Return After Taxes on Distributions	12.18%	N/A	9.12%
Return After Taxes on Distributions & Sale of Fund Shares	9.12%	N/A	8.37%
Class B—Return Before Taxes	13.54%	7.91%	7.91%
Return After Taxes on Distributions	12.35%	7.35%	7.35%
Return After Taxes on Distributions & Sale of Fund Shares	9.20%	6.60%	6.60%
Class C—Return Before Taxes	17.52%	8.22%	8.22%
Return After Taxes on Distributions	16.33%	7.66%	7.66%
Return After Taxes on Distributions & Sale of Fund Shares	11.78%	6.88%	6.88%
Class P—Return Before Taxes	12.81%	7.76%	7.76%
Return After Taxes on Distributions	11.45%	6.98%	6.98%
Return After Taxes on Distributions & Sale of Fund Shares	8.70%	6.31%	6.31%
Class Y—Return Before Taxes	19.68%	9.30%	9.30%
Return After Taxes on Distributions	18.14%	8.41%	8.41%
Return After Taxes on Distributions & Sale of Fund Shares	13.18%	7.61%	7.61%
Russell 1000 Value Index**	22.25%	10.86%	10.86%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $1.2 billion to $21.4 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The fund also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles — in this case “growth” styles — to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the seller would like. This may result in a loss or may be costly to a fund.

•

Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
20.53% (2003 2nd Quarter)	–22.35% (2002 2nd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	4.24%	N/A%	7.27%
Return After Taxes on Distributions*	2.94%	N/A%	6.62%
Return After Taxes on Distributions & Sale of Fund Shares	4.49%	N/A%	6.22%
Class B—Return Before Taxes	3.79%	1.87%	1.87%
Return After Taxes on Distributions	2.39%	1.60%	1.60%
Return After Taxes on Distributions & Sale of Fund Shares	4.34%	1.60%	1.60%
Class C—Return Before Taxes	7.77%	2.22%	2.22%
Return After Taxes on Distributions	6.37%	1.95%	1.95%
Return After Taxes on Distributions & Sale of Fund Shares	6.93%	1.90%	1.90%
Class P—Return Before Taxes	3.47%	1.86%	1.86%
Return After Taxes on Distributions	2.19%	1.60%	1.60%
Return After Taxes on Distributions & Sale of Fund Shares	3.98%	1.59%	1.59%
Class Y—Return Before Taxes	9.82%	3.26%	3.26%
Return After Taxes on Distributions	8.47%	3.01%	3.01%
Return After Taxes on Distributions & Sale of Fund Shares	8.18%	2.80%	2.80%
Russell Midcap Growth Index**	10.66%	8.22%	8.22%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $1.3 billion to $19.2 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The fund also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the fund. This approach will often lead the fund to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles — in this case “value” styles — to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the seller would like. This may result in a loss or may be costly to a fund.

•

Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.66% (2003 2nd Quarter)	–20.69% (2002 3rd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	8.99%	N/A	9.19%
Return After Taxes on Distributions	6.93%	N/A	7.27%
Return After Taxes on Distributions & Sale of Fund Shares	7.61%	N/A	7.48%
Class B—Return Before Taxes	8.89%	7.35%	7.35%
Return After Taxes on Distributions	6.67%	6.53%	6.53%
Return After Taxes on Distributions & Sale of Fund Shares	6.67%	6.53%	6.53%
Class C—Return Before Taxes	12.83%	7.60%	7.60%
Return After Taxes on Distributions	10.61%	6.79%	6.79%
Return After Taxes on Distributions & Sale of Fund Shares	10.24%	6.43%	6.43%
Class P—Return Before Taxes	8.34%	7.21%	7.21%
Return After Taxes on Distributions	6.30%	6.38%	6.38%
Return After Taxes on Distributions & Sale of Fund Shares	7.18%	6.04%	6.04%
Class Y—Return Before Taxes	14.92%	8.68%	8.68%
Return After Taxes on Distributions	12.77%	7.80%	7.80%
Return After Taxes on Distributions & Sale of Fund Shares	11.54%	7.31%	7.31%
Russell Midcap Value Index**	20.22%	15.88%	15.88%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. JPMorgan Investment Management Inc. Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund’s success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in cash instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — To the extent the fund invests in securities of large-capitalization issuers, it will be exposed to the risks of investing in such issuers. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the seller would like. This may result in a loss or may be costly to a fund.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — To the extent the fund invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.54% (2003 2nd Quarter)	–22.89% (2002 3rd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	19.17%	N/A	18.48%
Return After Taxes on Distributions	15.72%	N/A	16.01%
Return After Taxes on Distributions & Sale of Fund Shares	13.65%	N/A	14.77%
Class B—Return Before Taxes	19.27%	12.00%	12.00%
Return After Taxes on Distributions	15.64%	11.06%	11.06%
Return After Taxes on Distributions & Sale of Fund Shares	13.78%	10.07%	10.07%
Class C—Return Before Taxes	23.34%	12.26%	12.26%
Return After Taxes on Distributions	19.71%	11.34%	11.34%
Return After Taxes on Distributions & Sale of Fund Shares	16.43%	10.31%	10.31%
Class P—Return Before Taxes	18.42%	11.80%	11.80%
Return After Taxes on Distributions	14.89%	10.65%	10.65%
Return After Taxes on Distributions & Sale of Fund Shares	13.16%	9.74%	9.74%
Class Y—Return Before Taxes	25.55%	13.38%	13.38%
Return After Taxes on Distributions	21.72%	12.11%	12.11%
Return After Taxes on Distributions & Sale of Fund Shares	17.86%	11.07%	11.07%
Morgan Stanley Capital International EAFE Index**	26.34%	14.98%	14.98%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC, Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The fund does not limit its investment to issuers with a specific market capitalization range. While the fund can invest in securities of U.S. and foreign companies, the majority of fund assets are expected to be invested in securities of U.S. companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — To the extent the fund invests in securities of large-capitalization issuers, it will be exposed to the risks of investing in such issuers. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the fund invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•

Technology Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub- advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
27.53% (2003 2nd Quarter)	–26.99% (2002 2nd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	1.66%	N/A	5.66%
Return After Taxes on Distributions	1.66%	N/A	4.57%
Return After Taxes on Distributions & Sale of Fund Shares	1.08%	N/A	4.25%
Class B—Return Before Taxes	1.31%	1.33%	1.33%
Return After Taxes on Distributions	1.31%	0.87%	0.87%
Return After Taxes on Distributions & Sale of Fund Shares	0.85%	0.89%	0.89%
Class C—Return Before Taxes	5.20%	1.68%	1.68%
Return After Taxes on Distributions	5.20%	1.23%	1.23%
Return After Taxes on Distributions & Sale of Fund Shares	3.38%	1.20%	1.20%
Class P—Return Before Taxes	1.25%	1.33%	1.33%
Return After Taxes on Distributions	1.25%	0.88%	0.88%
Return After Taxes on Distributions & Sale of Fund Shares	0.81%	0.89%	0.89%
Class Y—Return Before Taxes	7.29%	2.70%	2.70%
Return After Taxes on Distributions	7.29%	2.23%	2.23%
Return After Taxes on Distributions & Sale of Fund Shares	4.74%	2.05%	2.05%
Russell 1000 Technology Index**#	10.58%	0.99%	0.99%
Russell 1000 Index**	15.46%	6.82%	6.82%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the fund can invest in securities of U.S. and foreign companies of any size, the majority of fund assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is a non-diversified fund, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•

Health Care Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — To the extent the fund invests in securities of large-capitalization issuers, it will be exposed to the risks of investing in such issuers. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the fund invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
18.23% (2003 2nd Quarter)	–13.13% (2002 2nd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	–0.23%	N/A	4.49%
Return After Taxes on Distributions	–1.33%	N/A	2.83%
Return After Taxes on Distributions & Sale of Fund Shares	0.76%	N/A	3.40%
Class B—Return Before Taxes	–0.70%	3.99%	3.99%
Return After Taxes on Distributions	–1.89%	3.27%	3.27%
Return After Taxes on Distributions & Sale of Fund Shares	0.53%	3.24%	3.24%
Class C—Return Before Taxes	3.12%	4.33%	4.33%
Return After Taxes on Distributions	1.94%	3.62%	3.62%
Return After Taxes on Distributions & Sale of Fund Shares	3.01%	3.54%	3.54%
Class P—Return Before Taxes	–0.75%	3.89%	3.89%
Return After Taxes on Distributions	–1.85%	3.18%	3.18%
Return After Taxes on Distributions & Sale of Fund Shares	0.41%	3.14%	3.14%
Class Y—Return Before Taxes	5.25%	5.36%	5.36%
Return After Taxes on Distributions	4.10%	4.61%	4.61%
Return After Taxes on Distributions & Sale of Fund Shares	4.36%	4.40%	4.40%
Russell 1000 Healthcare Index**#	6.32%	2.29%	2.29%
Russell 1000 Index**	15.46%	6.82%	6.82%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Manager:	AXA Equitable

Sub-advisers:	BlackRock Financial Management, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Service (“S&P”).

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The fund may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. The fund normally will seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The fund’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-advisers determine that they have the potential for above-average total return.

The fund may purchase bonds of any maturity, but generally the fund’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently approximately 4.46 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The fund’s sub-advisers may, when consistent with the fund’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the fund uses a derivative security for purposes other than as a hedge, the fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•

Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
3.33% (2006 3rd Quarter)	–2.26% (2004 2nd Quarter)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	–1.46%	N/A	0.03%
Return After Taxes on Distributions	–2.79%	N/A	–1.42%
Return After Taxes on Distributions & Sale of Fund Shares	–0.97%	N/A	–0.79%
Class B—Return Before Taxes	–2.13%	3.15%	3.15%
Return After Taxes on Distributions	–3.31%	1.75%	1.75%
Return After Taxes on Distributions & Sale of Fund Shares	–1.40%	1.87%	1.87%
Class C—Return Before Taxes	1.95%	3.49%	3.49%
Return After Taxes on Distributions	0.77%	2.12%	2.12%
Return After Taxes on Distributions & Sale of Fund Shares	1.25%	2.18%	2.18%
Class P—Return Before Taxes	–1.08%	3.30%	3.30%
Return After Taxes on Distributions	–2.48%	1.67%	1.67%
Return After Taxes on Distributions & Sale of Fund Shares	–0.73%	1.85%	1.85%
Class Y—Return Before Taxes	3.99%	4.55%	4.55%
Return After Taxes on Distributions	2.43%	2.81%	2.81%
Return After Taxes on Distributions & Sale of Fund Shares	2.57%	2.86%	2.86%
Lehman Brothers Aggregate Bond Index**	4.33%	5.06%	5.06%
*	The inception date for the fund’s Class A shares is December 13, 2004. The fund’s Class A shares have no operating history or performance information of their own prior to that date. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares. The inception date for the fund’s Class B, Class C, Class P and Class Y shares is December 31, 2001.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS P		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		5.50%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		5.50%	[2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None	[6]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[7]	2.00%		2.00%		2.00%		2.00%		2.00%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Fund Services.” The maximum sales charge imposed on purchases of Class P shares of the AXA Enterprise Multimanager Core Bond Fund is 4.50% of the offering price.
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “Fund Services.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[6]	If you buy $1,000,000 or more of Class P shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions on those shares.
[7]	If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Enterprise Multimanager Growth Fund					AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	2.89%	2.89%	2.89%	2.89%	2.89%	2.50%	2.50%	2.50%	2.50%	2.50%
Total operating expenses	4.34%	4.89%	4.89%	4.14%	3.89%	3.95%	4.50%	4.50%	3.75%	3.50%
Waiver/expense reimbursement*	(2.69)%	(2.69)%	(2.69)%	(2.69)%	(2.69)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%
Net operating expenses**	1.65%	2.20%	2.20%	1.45%	1.20%	1.65%	2.20%	2.20%	1.45%	1.20%
	AXA Enterprise Multimanager Value Fund					AXA Enterprise Multimanager Mid Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	0.94%	0.94%	0.94%	0.94%	0.94%	2.29%	2.29%	2.29%	2.29%	2.29%
Total operating expenses	2.39%	2.94%	2.94%	2.19%	1.94%	3.94%	4.49%	4.49%	3.74%	3.49%
Waiver/expense reimbursement*	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(2.04)%	(2.04)%	(2.04)%	(2.04)%	(2.04)%
Net operating expenses**	1.65%	2.20%	2.20%	1.45%	1.20%	1.90%	2.45%	2.45%	1.70%	1.45%
	AXA Enterprise Multimanager Mid Cap Value Fund					AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	2.00%	2.00%	2.00%	2.00%	2.00%	1.17%	1.17%	1.17%	1.17%	1.17%
Total operating expenses	3.65%	4.20%	4.20%	3.45%	3.20%	2.77%	3.32%	3.32%	2.57%	2.32%
Waiver/expense reimbursement*	(1.75)%	(1.75)%	(1.75)%	(1.75)%	(1.75)%	(0.77)%	(0.77)%	(0.77)%	(0.77)%	(0.77)%
Net operating expenses**	1.90%	2.45%	2.45%	1.70%	1.45%	2.00%	2.55%	2.55%	1.80%	1.55%
Acquired Fund Fees and Expenses (underlying fund)***	0.01%	0.01%	0.01%	0.01%	0.01%
Net operating expenses and Acquired Fund Fees and Expenses (underlying fund)	1.91%	2.46%	2.46%	1.71%	1.46%
	AXA Enterprise Multimanager Technology Fund					AXA Enterprise Multimanager Health Care Fund
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	1.69%	1.69%	1.69%	1.69%	1.69%	3.44%	3.44%	3.44%	3.44%	3.44%
Total operating expenses	3.44%	3.99%	3.99%	3.24%	2.99%	5.19%	5.74%	5.74%	4.99%	4.74%
Waiver/expense reimbursement*	(1.29)%	(1.29)%	(1.29)%	(1.29)%	(1.29)%	(3.04)%	(3.04)%	(3.04)%	(3.04)%	(3.04)%
Net operating expenses**	2.15%	2.70%	2.70%	1.95%	1.70%	2.15%	2.70%	2.70%	1.95%	1.70%

	AXA Enterprise Multimanager Core Bond Fund
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total operating expenses	1.94%	2.49%	2.49%	1.74%	1.49%
Waiver/expense reimbursement*	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%
Net operating expenses	1.25%	1.80%	1.80%	1.05%	0.80%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each fund through February 28, 2008 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which a fund invests and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class A, Class B, Class C, Class P and Class Y shares for the fiscal year ended October 31, 2006 were 1.64%, 2.19%, 2.19%, 1.44% and 1.19% for Growth Fund, 1.64%, 2.19%, 2.19%, 1.44% and 1.19% for Core Equity Fund, 1.61%, 2.16%, 2.16%, 1.41% and 1.16% for Value Fund, 1.86%, 2.41%, 2.41%, 1.66% and 1.41% for Mid Cap Growth Fund, 1.89%, 2.44%, 2.44%, 1.69% and 1.44% for Mid Cap Value Fund, 1.98%, 2.53%, 2.53%, 1.78% and 1.53% for International Equity Fund, 2.12%, 2.67%, 2.67%, 1.92% and 1.67% for Technology Fund, 2.09%, 2.64%, 2.64%, 1.89% and 1.64% for Health Care Fund and 1.94%, 2.49%, 2.49%, 1.74% and 1.49% for Core Bond Fund.
***	The fund invests in shares of an unaffiliated underlying fund. Therefore, the fund will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the underlying fund and the investment return of the fund will be reduced by the underlying fund’s expenses.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Multimanager Growth Fund							AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$635	$723	$223	$323	$223	$689	$122
3 years	$1,495	$1,630	$1,230	$1,230	$1,230	$1,507	$939	$1,421	$1,553	$1,153	$1,153	$1,153	$1,433	$860
5 years	$2,366	$2,438	$2,238	$2,238	$2,238	$2,338	$1,774	$2,223	$2,292	$2,092	$2,092	$2,092	$2,194	$1,620
10 years	$4,596	$4,661	$4,661	$4,770	$4,770	$4,480	$3,943	$4,304	$4,368	$4,368	$4,481	$4,481	$4,184	$3,621

	AXA Enterprise Multimanager Value Fund							AXA Enterprise Multimanager Mid Cap Growth Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$659	$748	$248	$348	$248	$713	$148
3 years	$1,118	$1,240	$840	$840	$840	$1,130	$537	$1,441	$1,574	$1,174	$1,174	$1,174	$1,453	$881
5 years	$1,626	$1,683	$1,483	$1,483	$1,483	$1,596	$978	$2,240	$2,309	$2,109	$2,109	$2,109	$2,211	$1,637
10 years	$3,018	$3,079	$3,079	$3,209	$3,209	$2,880	$2,204	$4,312	$4,376	$4,376	$4,489	$4,489	$4,191	$3,630

	AXA Enterprise Multimanager Mid Cap Value Fund							AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$660	$749	$249	$349	$249	$714	$149	$668	$758	$258	$358	$258	$723	$158
3 years	$1,388	$1,519	$1,119	$1,119	$1,119	$1,400	$825	$1,224	$1,350	$950	$950	$950	$1,236	$651
5 years	$2,136	$2,203	$2,003	$2,003	$2,003	$2,107	$1,526	$1,805	$1,865	$1,665	$1,665	$1,665	$1,775	$1,170
10 years	$4,096	$4,160	$4,160	$4,275	$4,275	$3,973	$3,392	$3,374	$3,436	$3,436	$3,561	$3,561	$3,241	$2,597

	AXA Enterprise Multimanager Technology Fund							AXA Enterprise Multimanager Health Care Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$683	$773	$273	$373	$273	$737	$173	$683	$773	$273	$373	$273	$737	$173
3 years	$1,367	$1,498	$1,098	$1,098	$1,098	$1,379	$803	$1,698	$1,839	$1,439	$1,439	$1,439	$1,709	$1,155
5 years	$2,073	$2,139	$1,939	$1,939	$1,939	$2,044	$1,459	$2,709	$2,787	$2,587	$2,587	$2,587	$2,681	$2,142
10 years	$3,937	$4,000	$4,000	$4,118	$4,118	$3,812	$3,217	$5,220	$5,285	$5,285	$5,385	$5,385	$5,112	$4,631

	AXA Enterprise Multimanager Core Bond
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$552	$82
3 years	$992	$1,110	$710	$710	$710	$909	$403
5 years	$1,411	$1,463	$1,263	$1,263	$1,263	$1,290	$748
10 years	$2,579	$2,638	$2,638	$2,774	$2,774	$2,355	$1,720
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that come with inherent risks. Each fund’s principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the funds.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s asset and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a fund cannot sell on an open market. This means that a fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A fund that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a fund may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A fund’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the fund will receive an allocation of shares. To the extent a fund invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  Each fund may lend portfolio securities with a value of up to 33 1/3% of a fund’s total assets, including collateral received for securities lent. If a fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to be more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Fund, Technology Fund and Core Bond Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the funds employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the fund. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of fund securities may result in the recognition of capital gain, which can create adverse tax results for shareholders when distributed to them, or loss. Depending on the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Repurchase Agreements Risk.  A fund may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, a fund may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Small-cap and/or Mid-cap Company Risk.  A fund’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

companies generally have narrower product lines, more limited financial resources and more limited markets for their stock, as compared with larger companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are far greater for small-cap companies than mid-cap.

Special Situations Risk.  The Core Equity Fund and International Equity Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Mid Cap Growth Fund, Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the funds that may invest in equity securities may participate in the IPO market, and a significant portion of those funds’ returns may be attributable to their investment in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a fund may lend its portfolio securities with a value of up to 33 1/3% of the fund’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The funds may engage in short sales. A “short sale” is the sale by a fund of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to oversee and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to appoint, dismiss and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders. AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers, which act independently of one another. The following describes each fund’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the funds is available in the Trust’s SAI.

A I M Capital Management, Inc. (“AIM”) serves as a sub-adviser to AXA Enterprise Multimanager Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2006, AIM Management had approximately $149 billion in assets under management.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund and AXA Enterprise Multimanager International Equity Fund. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers, S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2006, AXA Rosenberg Group had approximately $120 billion in assets under management.

BlackRock Financial Management, Inc. (“BFI”) serves as a sub-adviser to AXA Enterprise Multimanager Core Bond Fund. BFI is a subsidiary of BlackRock, Inc., Merril Lynch & Co., Inc. and The PNC Financial Services Group, Inc. each have an economic ownership of approximately 49.8% and 34%, respectively in BlackRock, Inc. The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. are both publicly traded financial services companies. As of December 31, 2006, BFI had approximately $1.1 trillion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to AXA Enterprise Multimanager Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2006, Firsthand had approximately $750 million in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2006, Franklin, together with its affiliates, had approximately $552 billion in assets under management.

Institutional Capital LLC (“ICAP”) serves as a sub-adviser to AXA Enterprise Multimanager Value Fund. ICAP is a wholly owned subsidiary of New York Life Investment Management Holdings LLC, which in turn is a wholly owned subsidiary of New York Life Insurance Company. As of December 31, 2006, ICAP had approximately $18.2 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2006, JCG had approximately $167.7 billion in assets under management.

JPMorgan Investment Management Inc. (“JPMorgan”) serves as a sub-adviser to AXA Enterprise Multimanager International Equity Fund. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding. As of December 31, 2006, JPMorgan had approximately $1.013 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to AXA Enterprise Multimanager International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2006, Marsico had approximately $84 billion in assets under management.

MFS Investment Management (“MFS”) serves as a sub-adviser to AXA Enterprise Multimanager Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Inc., a diversified financial services organization. As of December 31, 2006, MFS had approximately $187.3 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to AXA Enterprise Multimanager Core Bond Fund. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had approximately $667.8 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2006, Provident had approximately $3.2 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. RCM is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company. As of December 31, 2006, RCM had approximately $20 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. (“SGAM”) holds a majority interest in the TCW Group, Inc. SGAM is a wholly

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2006, TCW had approximately $31.3 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2006, Thornburg had approximately $33.7 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Value Fund, AXA Enterprise Multimanager Health Care Fund and AXA Enterprise Multimanager Technology Fund. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 99 partners, all active within the firm. As of December 31, 2006, Wellington Management had approximately $575 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Growth Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the allocated portion of the fund are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is primarily responsible for day-to-day management of the fund.

Mr. Baird is a Senior Vice President and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined AllianceBernstein in 1994 as a Quantitative Analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the allocated portion of the fund.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the allocated portion of the fund.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Equity Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the fund are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the fund. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the fund are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer – US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the AllianceBernstein Value Equities business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the Board of Directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with AllianceBernstein in 2000.

Mr. Mahedy was named Co-Chief Investment Officer – US Value Equities in 2003. He continues to serve as Director of Research – US Value Equities, a position he has held since 2001.

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities for the past five years.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the allocated portion of the fund. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus since 1994.

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Managers William V. Fries, CFA Connor Browne, CFA Ed Maran, CFA

William V. Fries, Connor Browne and Ed Maran are primarily responsible for day-to-day management of the allocated portion of the fund.

Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

Connor Browne joined Thornburg in August 2001 as an associate portfolio manager and has had portfolio management responsibilities since that time. In 2006 Mr. Browne became co-portfolio manager and managing director.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and has had portfolio management responsibilities since that time. From February 2001 to May 2002 Mr. Maran was a Senior Analyst at USAA.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Value Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the allocated portion of the fund are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of AllianceBernstein large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is primarily responsible for day-to-day management of the allocated portion of the fund.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined AllianceBernstein in 1993.

	Institutional Capital LLC 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Robert H. Lyon Jerrold K. Senser	Robert H. Lyon and Jerrold K. Senser are primarily responsible for the day-to-day management of the allocated portion of the fund. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. Mr. Senser is Executive Vice President and Co-Chief Investment Officer of ICAP. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for day-to-day management of the allocated portion of the fund. Mr. Chitkara is a Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Mid Cap Growth Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse-Tseng

The management of and investment decisions for the allocated portion of the fund are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the allocated portion of the fund are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse-Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as Team Leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003. Prior to that time Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer – Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the allocated portion of the fund. Members of the team work jointly to determine investment strategy and security selection for the fund.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has had portfolio management responsibilities since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Mid Cap Growth Fund (cont’d)	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Richard S. Campagna, James M. Landreth and John J. Yoon are primarily responsible for the day-to-day management of the allocated portion of the fund. Members of the team work jointly to determine investment strategy and security selection for the fund.

Mr. Campagna, a Senior Vice President, Portfolio Manager and Analyst, joined Provident in 2005 as an investment professional. From 2001 to 2005 Mr. Campagna was a Portfolio Manager, Managing Director and Head of Research at Shaker Investments, LLC.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst, joined Provident in 1993 as an investment professional.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined Provident in 1995 as an investment professional.

AXA Enterprise Multimanager Mid Cap Value Fund	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the allocated portion of the fund and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Mid Cap Value Fund (cont’d)	TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the allocated portion of the fund.

Mr. Galluccio has been a Group Managing Director of TCW since 1997 and joined TCW in 1982.

Ms. Suvall has been a Managing Director of TCW since 1998 and joined TCW in 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the allocated portion of the fund. Mr. Mordy, a Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the fund since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.
AXA Enterprise Multimanager International Equity Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the fund are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the fund. The four members of the portfolio management team are: Sharon Fay, Kevin Simms, John Mahedy and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value Equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined AllianceBernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value Equities, a position he has held since 2000. He joined AllianceBernstein in 1992.

Mr. Mahedy was named Co-Chief Investment Officer – US Value Equities in 2003. He continues to serve as Director of Research – US Value Equities, a position he has held since 2001.

Mr. D’Auria was named Co-CIO of International Value equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of AllianceBernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined AllianceBernstein in 1991.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager International Equity Fund (cont’d)	JPMorgan Investment Management Inc. 245 Park Avenue New York, NY 10167 Portfolio Management Team

Howard Williams and James Fisher are primarily responsible for the day-to-day management of the allocated portion of the fund.

Mr. Williams joined JPMorgan as a portfolio manager in 1994 and has had portfolio management responsibilities since that time. He is currently a Managing Director and the head of JPMorgan’s Global Portfolios Group.

Mr. Fisher joined JPMorgan in 1985 as a trainee portfolio manager and has had portfolio management responsibilities since that time. He is currently a Managing Director and Portfolio Manager in JPMorgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman is primarily responsible for day-to-day management of the allocated portion of the fund. Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000.
AXA Enterprise Multimanager Technology Fund	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the allocated portion of the fund. Mr. Landis is a Portfolio Manager for Firsthand and has been an executive of the firm since co-founding it in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the allocated portion of the fund.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM as an investment professional since 1984.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Technology Fund (cont’d)	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill, CFA Bruce L. Glazer Anita M. Killian, CFA Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the allocated portion of the fund.

Mr. Averill, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since 2003.

Mr. Glazer, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since 2003.

Ms. Killian, a Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003.

Mr. Simpson, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since 2003.

Mr. Stromquist, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the Fund since 2003.

AXA Enterprise Multimanager Health Care Fund	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Manager Derek M. Taner	Derek M. Taner, Portfolio Manager, has been primarily responsible for the allocated portion of the fund since 2005 and has been associated with AIM and/or its affiliates as an investment professional since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Michael Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 - October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004, he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Health Care Fund (cont’d)	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Robert L. Deresiewicz Ann C. Gallo Jean M. Hynes, CFA Kirk J. Mayer, CFA Joseph H. Schwartz

Robert L. Deresiewicz, Ann C. Gallo, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the allocated portion of the fund.

Mr. Deresiewicz, a Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the Fund since 2004.

Ms. Gallo, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the Fund since its inception.

Ms. Hynes, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the Fund since its inception.

Mr. Mayer, a Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the Fund since its inception.

Mr. Schwartz, a Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the Fund since its inception.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Bond Fund	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022 Portfolio Managers Scott M. Amero Keith T. Anderson

Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the allocated portion of the fund. Messrs. Anderson and Amero lead BlackRock’s Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock’s risk management analytics to regularly evaluate the composition of the fund.

Mr. Anderson is a Managing Director at BlackRock, and has been a Managing Director of BlackRock since joining the firm in 1988. Mr. Amero is a Managing Director at BlackRock, and has been a Managing Director of BlackRock since joining the firm in 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Paul A. McCulley

Paul A. McCulley is primarily responsible for day-to-day management of the allocated portion of the fund. Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each fund pays a fee to AXA Equitable for management services. For the fiscal year ended October 31, 2006, the Core Equity Fund, Growth Fund and Value Fund each paid a management fee at an annual rate of 1.00% of the average net assets of the fund; the Mid Cap Growth Fund and Mid Cap Value Fund each paid a management fee at an annual rate of 1.20% of the average net assets of the fund; the International Equity Fund paid a management fee at an annual rate of 1.15% of the average net assets of the fund; the Technology Fund and Health Care Fund each paid a management fee at an annual rate of 1.30% of the average net assets of the fund; the Core Bond Fund paid a management fee at an annual rate of 0.70% of the average net assets of the fund.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders dated October 31, 2006.

AXA Equitable also provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operations risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.15% of the fund’s total average net assets plus $35,000 per fund and an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until February 28, 2008 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses of other investment companies in which a fund invests, and other extraordinary expenses not incurred in the ordinary course of each fund’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
AXA Enterprise Multimanager Core Equity Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Growth Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Value Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Mid Cap Growth Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager Mid Cap Value Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager International Equity Fund	2.00%	2.55%	2.55%	1.80%	1.55%
AXA Enterprise Multimanager Technology Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Health Care Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Core Bond Fund	1.25%	1.80%	1.80%	1.05%	0.80%

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Legal Proceedings Relating to the Sub-advisers

AllianceBernstein L.P.

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1.	Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. This complaint and similar complaints have been consolidated in New York federal district court. In general, the consolidated complaint alleges (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiffs seek unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs also seek rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, restitution, and an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. On May 31, 2006, the Court denied plaintiffs’ request to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date. The firm believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them.

2.	Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants - mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

*    *    *

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1.	Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). We responded to the Information Requests, which sought information concerning market timing, and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. In January 2006, we and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, we filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. We intend to vigorously defend against the allegations in the Summary Order.

2.

On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

3.	On May 24, 2006, the enforcement staff of the National Association of Securities Dealers, Inc. (“NASD”) issued a Wells notice to AllianceBernstein Investments, Inc. (“ABI”), a wholly owned subsidiary of AllianceBernstein. The NASD is considering taking action alleging that ABI failed to comply with NASD Rule 2830 in connection with certain meals, entertainment and investment forums provided by ABI to brokers and other financial intermediaries that distributed AllianceBernstein-sponsored mutual funds during 2001-2003. ABI revised its policies and procedures in 2004 and ABI believes it fully complies with the requirements of NASD Rule 2830.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of AllianceBernstein, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on AllianceBernstein’s ability to perform under its investment management agreements with clients.

Franklin Advisers, Inc.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Janus Capital Management LLC

In the fall of 2003, the SEC, NYAG, the Colorado Attorney General, and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (‘‘JIF’’), Janus Aspen Series (‘‘JAS’’), Janus Adviser Series (‘‘JAD’’), Janus Distributors LLC, Enhanced Investment Technologies, LLC (‘‘INTECH’’), Bay Isle Financial LLC (‘‘Bay Isle’’), Perkins, Wolf, McDonnell and Company, LLC (‘‘Perkins’’), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice but the plaintiff has now appealed that dismissal decision.

The Auditor of the State of West Virginia, in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including Janus Capital) and is seeking disgorgement and other monetary relief based on similar market timing allegations. The parties are awaiting resolution of certain administrative and procedural matters.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

In addition to the ‘‘market timing’’ actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November, 2003; however the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolio.

MFS Investment Management

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Pacific Investment Management Company LLC

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

RCM Capital Management LLC

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the recission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

FUND SERVICES

Investing in the Funds

Choosing a Share Class

Each fund offers Class A, Class B, Class C and Class Y shares to the public. This prospectus also describes Class P shares of the funds. However, Class P shares are no longer available for investment except through exchanges of Class P shares of another fund and through dividend reinvestments. These funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers & Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds as well as additional information regarding each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class P	Class Y
• Availability?	• Generally available through most investment dealers.	• Available only to investors making a single purchase of less than $100,000.	• Available only to investors making a single purchase of less than $1,000,000.	• No longer available for investment, except through reinvestment of dividends and distributions and exchanges from Class P shares of another fund.	• Available only to certain types of investors purchasing $1,000,000 or more.
• Initial Sales Charge?

•   Yes, payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. See “Fund Services — How Sales Charges are Calculated.”

		• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.	• Yes, payable at the time of purchase. Lower sales charges available for larger investments.	• No. Entire purchase is invested in shares of a fund.

FUND SERVICES

Investing in the Funds (cont’d)

	Class A	Class B	Class C	Class P	Class Y
• Contingent Deferred Sales Charge (“CDSC”)?

•   No. (However, under certain circumstances, we will charge a CDSC if you sell shares within twelve months of purchasing them and you did not pay an initial sales charge on such purchase. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services — How Sales Charges are Calculated.”)

		• Yes, payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes, payable if you redeem your shares within one year of purchase.	• No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	• No.
• Distribution and Service Fees?	• 0.20% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.	• No.

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the AXA Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans qualified under Sections 401, 403, 414, or 457 of the Internal Revenue Code and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) of Class A shares and redeem those shares within 12 months of the end of the calendar months of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gains distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class P Shares

Please note that Class P shares are no longer available for investment, except through reinvestment of dividends and distributions and through exchanges of Class P shares of another fund.

Class P Sales Charges for:

All Funds (other than the AXA Enterprise Multimanager Core Bond Fund)

Your Investment	As a % of offering price	As a % of your investment	Dealer Discount or Agency Fee as a % of Offering Price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to $99,999	4.75%	4.99%	4.25%
$100,000 up to $249,999	3.75%	3.90%	3.25%
$250,000 up to $499,999	2.75%	2.83%	2.50%
$500,000 up to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up*	None	None	None
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class P Sales Charges for AXA Enterprise Multimanager Core Bond Fund:

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to $249,999	3.50%	3.63%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.25%
$500,000 up to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up*	None	None	None
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee (not subject to $1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer (not subject to $1,000,000 minimum investment amount);

•

Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted in the Prospectus, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B, Class C and Class P shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A and Class P shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares at a rate equal to or in excess of the amounts the dealers receive for sales of Class A or Class P shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B, Class C and Class P shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. Because these distribution fees are paid out of the funds’ assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more over time than paying the front-end sales charge on Class A or Class P shares.

From time to time, the Distributor also may accept financial support from sub-advisers for marketing, education and training programs.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fund Fees and Expenses.”

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the funds may differ depending on the fund and are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by related parties of the shareholder, such as immediate family members; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings of a particular fund at the time of the additional purchase calculated at the then applicable net asset value per share or initial purchase price less any redemption, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the Class A sales charges table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of broker dealers and other intermediaries that have entered into selling or service arrangements with the Manager or the Distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Manager’s employees;

•	Clients of fee-based/fee-only financial advisors; and

•	State-sponsored Texas 529 qualified tuition savings plan.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges (cont’d)

reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•

Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), Roth IRAs under IRC Section 408(a), Coverdell ESAs, participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•

Redemptions through a systematic withdrawal plan for applicable share classes (however, for Class B shares the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Multimanager Funds Trust. Check the SAI for details.

FUND SERVICES

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$ 250	$50
Automatic Bank Draft Plan	$ 250	$50**
Certain fee-based programs with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	No minimum requirement.	No minimum requirement.
Coverdell Education Savings Accounts	$ 250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B or Class C shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-432-4320. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. The fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV, on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

FUND SERVICES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street

Kansas City, Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust ABA # 011000028,
Account # 99047144, Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment, and $50 minimum subsequently).

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an ACH Form. A signature guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.” In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and in particular, the section on signature guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to AXA Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

FUND SERVICES

By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A medallion guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A medallion guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Medallion guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Medallion guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc., series of mutual funds for which AXA Equitable or Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, serves as the investment manager and for which AXA Equitable or Enterprise Capital has retained one or more sub-advisers to provide day-to-day management, without paying a sales charge or a CDSC. Shares of each AXA Enterprise Fund also may be acquired in exchange for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or CDSC. For more information about any AXA Enterprise Fund that is not described in this prospectus, including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized. In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•   Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXAEnterprise Shareholder Services P.O.Box 219731 KansasCity, MO 64121-9731
By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent exchanges or purchases and redemptions of AXA Enterprise Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the AXA Enterprise Funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities (e.g., the International Equity Fund) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the AXA Enterprise Funds discourage frequent exchanges and purchases and redemptions of AXA Enterprise Fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in AXA Enterprise Fund shares. As a general matter, each AXA Enterprise Fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Enterprise Fund’s other shareholders or would disrupt the management of the AXA Enterprise Fund.

The Trust’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply such policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•

The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s exchange or purchase and redemption patterns involving the AXA Enterprise Funds are disruptive to the AXA Enterprise Funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently considers exchanges into and out of (or vice versa) an AXA Enterprise Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions described below) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The AXA Enterprise Funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The AXA Enterprise Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The AXA Enterprise Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the AXA Enterprise Funds will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions:

2. Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plans;

3. Shares redeemed or exchanged through rebalancing, or asset allocation, wrap fee, omnibus or other program approved by AXA Equitable; and

4. Shares redeemed by an AXA Enterprise Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions placed on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us, the Transfer Agent or an approved financial intermediary.

•

Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•

A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Generally, fund securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities — shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

FUND SERVICES

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Fund normally pays income dividends monthly and distributes its net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive income dividends in cash while reinvesting distributions from net capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Trust in writing, contact your broker or call 800-432-4320.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(K) plan and except for “exempt-interest dividends described in the following section). Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are taxable at ordinary income tax rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

If you receive more than $10 in a year in taxable distributions from a fund, you will receive a Form 1099 in January of the following year to help you report the prior year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions and redemption proceeds you receive.

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the AXA Enterprise Funds for each class (except Class Y) in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class of one or more of the AXA Enterprise Funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to the AXA Enterprise Money Market Fund dividends invested in another AXA Enterprise Fund, which may be subject to a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Enterprise Fund, subject to the eligibility requirements of that other AXA Enterprise Fund and to state securities law requirements. Shares will be purchased at the selected AXA Enterprise Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

AXA Enterprise Funds have an automatic exchange plan under which shares of a class of an AXA Enterprise Fund are automatically exchanged each month for shares for the same class of other AXA Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any AXA Enterprise Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Manager. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The AXA Enterprise Fund will not knowingly permit additional

FUND SERVICES

investments of less than $2,000 if you are making systematic withdrawals at the same time. The AXA Enterprise Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The AXA Enterprise Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the AXA Enterprise Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

AXA Enterprise Funds-Related Web Site

Visit www.axaenterprise.com to review your account balance and recent transaction, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell AXA Enterprise Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the AXA Enterprise Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the AXA Enterprise Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The AXA Enterprise Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from AXA Equitable or its affiliates and certain Processing Organizations may receive compensation from the AXA Enterprise Funds for shareholder recordkeeping and similar services.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index

Contains the bottom 800 companies in the Russell 1000 Index with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell Midcap Value Index

Contains the bottom 800 companies in the Russell 1000 Index with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The financial information in the tables below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

	Class A		Class B
	Year Ended October 31, 2006(c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.76	$9.53	$9.56		$8.63	$8.57	$7.00	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.09)	(0.07)	(0.14)		(0.13)	(0.13)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.35	0.30	0.34		1.06	0.19	1.68	(2.90)

Total from investment operations	0.26	0.23	0.20		0.93	0.06	1.58	(3.00)

Redemption fees	—	— #	—		—	—	—	—

Less distributions:
Dividends from net investment income	—	—	—		—	—	(0.01)	—

Net asset value, end of period	$10.02	$9.76	$9.76		$9.56	$8.63	$8.57	$7.00

Total return (b)†	2.66%	2.41%	2.09%		10.78%	0.70%	22.52%	(30.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$921	$372	$338		$159	$2,544	$2,497	$1,732
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%	2.20%		2.20%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.64%	1.63%	2.19%		2.18%	2.16%	2.17%	2.15%
Before waivers, reimbursements and fees paid indirectly (a)	4.34%	5.00%	4.89	%(e)	5.55%	5.98%	6.73%	7.46%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.90)%	(0.87)%	(1.45)%		(1.42)%	(1.56)%	(1.41)%	(1.49)%
After waivers, reimbursements and fees paid indirectly (a)	(0.88)%	(0.85)%	(1.44)%		(1.40)%	(1.52)%	(1.38)%	(1.44)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.58)%	(4.22)%	(4.07)%		(4.77)%	(5.34)%	(5.94)%	(6.75)%
Portfolio turnover rate (d)	49%	40%	49%		40%	51%	31%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.26	$0.28	$0.25		$0.30	$0.33	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER GROWTH FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)		2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.55		$8.62	$8.56	$7.00	$10.00	$9.78		$8.77	$8.64	$7.05	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.14)		(0.13)	(0.13)	(0.10)	(0.10)	(0.07)		(0.06)	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.34		1.06	0.19	1.67	(2.90)	0.35		1.07	0.20	1.69	(2.90)

Total from investment operations	0.20		0.93	0.06	1.57	(3.00)	0.28		1.01	0.13	1.64	(2.95)

Less distributions:
Dividends from net investment income	—		—	—	(0.01)	—	—		—	—	(0.05)	—

Net asset value, end of period	$9.75		$9.55	$8.62	$8.56	$7.00	$10.06		$9.78	$8.77	$8.64	$7.05

Total return (b)†	2.09%		10.66%	0.82%	22.37%	(30.00)%	2.86%		11.52%	1.50%	23.38%	(29.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$228		$266	$265	$325	$243	$3,160		$3,774	$2,146	$2,199	$1,429
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%		2.20%	2.20%	2.20%	2.20%	1.45%		1.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	2.19%		2.18%	2.16%	2.17%	2.15%	1.44%		1.43%	1.41%	1.42%	1.40%
Before waivers, reimbursements and fees paid indirectly (a)	4.89	%(e)	5.55%	5.98%	6.73%	7.46%	4.14	%(e)	4.80%	5.23%	5.98%	6.71%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.47)%		(1.42)%	(1.56)%	(1.41)%	(1.49)%	(0.72)%		(0.67)%	(0.81)%	(0.66)%	(0.74)%
After waivers, reimbursements and fees paid indirectly (a)	(1.45)%		(1.40)%	(1.52)%	(1.38)%	(1.44)%	(0.70)%		(0.65)%	(0.77)%	(0.63)%	(0.69)%
Before waivers, reimbursements and fees paid indirectly (a)	(4.07)%		(4.77)%	(5.34)%	(5.94)%	(6.75)%	(3.34)%		(4.02)%	(4.59)%	(5.19)%	(6.00)%
Portfolio turnover rate (d)	49%		40%	51%	31%	26%	49%		40%	51%	31%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.25		$0.30	$0.33	$0.34	$0.34	$0.26		$0.31	$0.33	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER GROWTH FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.82		$8.79	$8.65	$7.06	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.04)		(0.04)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.35		1.08	0.20	1.69	(2.91)

Total from investment operations	0.31		1.04	0.15	1.66	(2.94)

Less distributions:
Dividends from net investment income	—		(0.01)	(0.01)	(0.07)	—

Net asset value, end of period	$10.13		$9.82	$8.79	$8.65	$7.06

Total return (b)	3.16%		11.83%	1.72%	23.66%	(29.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,216		$6,191	$5,682	$6,028	$4,567
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.20%		1.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	1.19%		1.18%	1.16%	1.17%	1.15%
Before waivers, reimbursements and fees paid indirectly (a)	3.89	%(e)	4.55%	4.98%	5.73%	6.46%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.46)%		(0.42)%	(0.56)%	(0.41)%	(0.49)%
After waivers, reimbursements and fees paid indirectly (a)	(0.45)%		(0.40)%	(0.52)%	(0.38)%	(0.44)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.10)%		(3.77)%	(4.34)%	(4.94)%	(5.75)%
Portfolio turnover rate (d)	49%		40%	51%	31%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.26		$0.31	$0.33	$0.34	$0.36

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

	Class A		Class B
	Year Ended October 31, 2006(c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.94	$10.56	$10.72		$9.78	$9.21	$7.70	$10.00

Income (loss) from investment operations:
Net investment (loss) income	— #	0.03	(0.06)		(0.02)	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.52	0.35	1.48		0.96	0.64	1.61	(2.25)

Total from investment operations	1.52	0.38	1.42		0.94	0.57	1.56	(2.30)

Less distributions:
Dividends from net investment income	—	—	—		—	—	(0.05)	—
Distributions from realized gains	(0.42)	—	(0.42)		—	—	—	—

Total dividends and distributions	—	—	(0.42)		—	—	(0.05)	—

Net asset value, end of period	$12.04	$10.94	$11.72		$10.72	$9.78	$9.21	$7.70

Total return (b)†	14.21%	3.60%	13.54%		9.61%	6.19%	20.37%	23.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$679	$401	$359		$229	$2,987	$2,765	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%	2.20%		2.20%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.64%	1.61%	2.19%		2.16%	2.15%	2.19%	2.13%
Before waivers, reimbursements and fees paid indirectly (a)	3.95%	4.57%	4.50	%(e)	5.12%	5.55%	6.31%	6.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.02)%	0.27%	(0.57)%		(0.28)%	(0.78)%	(0.62)%	(0.69)%
After waivers, reimbursements and fees paid indirectly (a)	— %@	0.31%	(0.55)%		(0.24)%	(0.73)%	(0.61)%	(0.62)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.32)%	(2.65)%	(2.86)%		(3.20)%	(4.13)%	(4.73)%	(5.31)%
Portfolio turnover rate (d)	51%	48%	51%		48%	52%	56%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.26	$0.28	$0.25		$0.30	$0.32	$0.34	$0.33

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)		2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.72		$9.78	$9.21	$7.69	$10.00	$10.93		$9.92	$9.27	$7.75	$10.00

Income (loss) from investment operations:
Net investment (loss) income	(0.06)		(0.02)	(0.07)	(0.05)	(0.05)	0.02		0.05	— #	0.01	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.48		0.96	0.64	1.62	(2.26)	1.52		0.98	0.65	1.62	(2.25)

Total from investment operations	1.42		0.94	0.57	1.57	(2.31)	1.54		1.03	0.65	1.63	(2.25)

Less distributions:
Dividends from net investment income	—		—	—	(0.05)	—	—	#	(0.02)	—	(0.11)	—
Distributions from realized gains	(0.42)		—	—	—	—	(0.42)		—	—	—	—

Total dividends and distributions	(0.42)		—	—	(0.05)	—	(0.42)		(0.02)	—	(0.11)	—

Net asset value, end of period	$11.72		$10.72	$9.78	$9.21	$7.69	12.05		$10.93	$9.92	9.27	7.75

Total return (b)†	13.54%		9.61%	6.19%	20.53%	23.10%	14.42%		10.41%	7.01%	21.29%	(22.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$339		$363	$392	$408	$293	$3,948		$4,165	$2,317	$2,011	$1,335
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%		2.20%	2.20%	2.20%	2.20%	1.45%		1.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	2.19%		2.16%	2.15%	2.19%	2.13%	1.44%		1.41%	1.40%	1.44%	1.38%
Before waivers, reimbursements and fees paid indirectly (a)	4.50	%(e)	5.12%	5.55%	6.31%	6.83%	3.75	%(e)	4.37%	4.80%	5.56%	6.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.55)%		(0.28)%	(0.78)%	(0.62)%	(0.69)%	0.19%		0.47%	(0.03)%	0.13%	0.06%
After waivers, reimbursements and fees paid indirectly (a)	(0.54)%		(0.24)%	(0.73)%	(0.61)%	(0.62)%	0.21%		0.51%	0.02%	0.14%	0.13%
Before waivers, reimbursements and fees paid indirectly (a)	(2.81)%		(3.20)%	(4.13)%	(4.73)%	(5.31)%	(2.07)%		(2.45)%	(3.38)%	(3.98)%	(4.56)%
Portfolio turnover rate (d)	51%		48%	52%	56%	39%	51%		48%	52%	56%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.25		$0.30	$0.32	$0.34	$0.33	$0.26		$0.31	$0.33	$0.34	$0.32

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.97		$9.95	$9.28	$7.76	$10.00

Income (loss) from investment operations:
Net investment income	0.05		0.08	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.52		0.99	0.65	1.62	(2.26)

Total from investment operations	1.57		1.07	0.68	1.65	(2.24)

Less distributions:
Dividends from net investment income	(0.03)		(0.05)	(0.01)	(0.13)	—
Distributions from realized gains	(0.42)		—	—	—	—

Total dividends and distributions	(0.45)		(0.05)	(0.01)	(0.13)	—

Net asset value, end of period	$12.09		$10.97	$9.95	$9.28	$7.76

Total return (b)	14.67%		10.76%	7.29%	21.57%	(22.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,351		$7,315	$6,949	$6,776	$5,248
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.20%		1.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	1.19%		1.16%	1.15%	1.19%	1.13%
Before waivers, reimbursements and fees paid indirectly (a)	3.50	%(e)	4.12%	4.55%	5.31%	5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.44%		0.72%	0.22%	0.38%	0.31%
After waivers, reimbursements and fees paid indirectly (a)	0.46%		0.76%	0.27%	0.39%	0.38%
Before waivers, reimbursements and fees paid indirectly (a)	(1.83)%		(2.20)%	(3.13)%	(3.73)%	(4.31)%
Portfolio turnover rate (d)	51%		48%	52%	56%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.26		$0.31	$0.33	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER VALUE FUND

	Class A			Class B
	Year Ended October 31, 2006(c)		December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
				2006(c)		2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$11.96		$11.61	$11.88		$10.80	$9.46	$7.96	$10.00

Income (loss) from investment operations:
Net investment (loss) income	0.05		0.06	(0.01)		— #	0.01	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96		0.53	1.92		1.26	1.33	1.59	(2.02)

Total from investment operations	2.01		0.59	1.91		1.26	1.34	1.59	(2.04)

Less distributions:
Dividends from net investment income	(0.02)		(0.07)	—		(0.01)	—	(0.09)	—
Distributions from realized gains	(0.47)		(0.17)	(0.47)		(0.17)	—	—	—

Total dividends and distributions	(0.49)		(0.24)	(0.47)		(0.18)	—	(0.09)	—

Redemption fees	—		—	0.01		—	—	—	—

Net asset value, end of period	$13.48		$11.96	$13.33		$11.88	$10.80	$9.46	$7.96

Total return (b)†	17.40%		5.19%	16.72%		11.60%	14.27%	20.28%	(20.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,826		$356	$1,011		$332	$2,787	$2,818	$2,217
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%		1.65%	2.20%		2.20%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.61%		1.56%	2.16%		2.11%	2.02%	2.10%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)	2.39	%(e)	3.38%	2.94	%(e)	3.93%	5.68%	6.55%	6.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.37%		0.47%	(0.16)%		(0.08)%	(0.12)%	(0.07)%	(0.28)%
After waivers, reimbursements and fees paid indirectly (a)	0.40%		0.56%	(0.12)%		0.01%	0.06%	0.03%	(0.18)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.35)%		(1.26)%	(0.89)%		(1.81)%	(3.60)%	(4.42)%	(5.01)%
Portfolio turnover rate (d)	71%		85%	71%		85%	108%	148%	123%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.09		$0.18	$0.09		$0.20	$0.36	$0.37	$0.35

AXA ENTERPRISE MULTIMANAGER VALUE FUND (cont’d)

	Class C					Class P
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004	2003(c)		2006(c)	2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$11.89	$10.81	$9.46	$7.95	$10.00	$11.96	$10.88	$9.51	$7.99	$10.00

Income (loss) from investment operations:
Net investment (loss) income	(0.01)	— #	0.01	— #	(0.02)	0.09	0.09	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.92	1.26	1.34	1.60	(2.03)	1.93	1.25	1.34	1.60	(2.05)

Total from investment operations	1.91	1.26	1.35	1.60	(2.05)	2.02	1.34	1.42	1.67	(2.01)

Less distributions:
Dividends from net investment income	—	(0.01)	—	(0.09)	—	(0.04)	(0.09)	(0.05)	(0.15)	—
Distributions from realized gains	(0.47)	(0.17)	—	—	—	(0.47)	(0.17)	—	—	—

Total dividends and distributions	(0.47)	(0.18)	—	(0.09)	—	(0.51)	(0.26)	(0.05)	(0.15)	—

Net asset value, end of period	$13.33	$11.89	$10.81	$9.46	$7.95	$13.47	$11.96	$10.88	$9.51	$7.99

Total return (b)†	16.62%	11.70%	14.27%	20.28%	(20.50)%	17.56%	12.48%	15.14%	21.11%	(20.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$685	$494	$375	$386	$315	$4,050	$4,108	$2,231	$1,990	$1,364
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%	2.20%	2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	2.16%	2.11%	2.02%	2.10%	2.10%	1.41%	1.36%	1.27%	1.35%	1.35%
Before waivers, reimbursements and fees paid indirectly (a)	2.94%	3.93%	5.68%	6.55%	6.94%	2.19%	3.18%	4.93%	5.80%	6.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.11)%	(0.08)%	(0.12)%	(0.07)%	(0.28)%	0.66%	0.67%	0.63%	0.68%	0.47%
After waivers, reimbursements and fees paid indirectly (a)	(0.07)%	0.01%	0.06%	0.03%	(0.18)%	0.70%	0.76%	0.81%	0.78%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	(0.85)%	(1.81)%	(3.60)%	(4.42)%	(5.01)%	(0.08)%	(1.06)%	(2.85)%	(3.67)%	(4.26)%
Portfolio turnover rate (d)	71%	85%	108%	148%	123%	71%	85%	108%	148%	123%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.09	$0.20	$0.36	$0.37	$0.36	$0.09	$0.20	$0.36	$0.37	$0.35

AXA ENTERPRISE MULTIMANAGER VALUE FUND (cont’d)

	Class Y
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$12.01	$10.92	$9.54	$8.02	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.12	0.11	0.09	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.95	1.26	1.35	1.60	(2.04)

Total from investment operations	2.07	1.38	1.46	1.69	(1.98)

Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.08)	(0.17)	—
Distributions from realized gains	(0.47)	(0.17)	—	—	—

Total dividends and distributions	(0.55)	(0.29)	(0.08)	(0.17)	—

Net asset value, end of period	$13.53	$12.01	$10.92	$9.54	$8.02

Total return (b)	17.88%	12.82%	15.37%	21.47%	(19.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,897	$33,061	$6,924	$6,306	$5,318
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.20%	1.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	1.16%	1.11%	1.02%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly (a)	1.94%	2.93%	4.68%	5.55%	5.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.90%	0.92%	0.88%	0.93%	0.72%
After waivers, reimbursements and fees paid indirectly (a)	0.94%	1.01%	1.06%	1.03%	0.82%
Before waivers, reimbursements and fees paid indirectly (a)	0.16%	(0.81)%	(2.60)%	(3.42)%	(4.01)%
Portfolio turnover rate (d)	71%	85%	108%	148%	123%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.09	$0.21	$0.36	$0.37	$0.36

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND

	Class A		Class B
	Year Ended October 31, 2006(c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.91	$9.54	$9.64		$8.70	$8.36	$6.16	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.15)	(0.13)	(0.21)		(0.19)	(0.17)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	1.42	0.50	1.39		1.13	0.51	2.33	(3.71)

Total from investment operations	1.27	0.37	1.18		0.94	0.34	2.20	(3.84)

Redemption fees	0.01	— #	—		—	—	—	—

Net asset value, end of period	$11.19	$9.91	$10.82		$9.64	$8.70	$8.36	$6.16

Total return (b)†	12.92%	3.88%	12.24%		10.80%	4.07%	35.71%	(38.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,400	$886	$822		$195	$3,263	$3,299	$2,094
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.90%	1.90%	2.45%		2.45%	2.45%	2.45%	2.45%
After waivers, reimbursements and fees paid indirectly (a)	1.86%	1.86%	2.41%		2.41%	2.20%	2.27%	2.37%
Before waivers, reimbursements and fees paid indirectly (a)	3.94%	4.80%	4.49	%(e)	5.35%	5.99%	7.11%	7.97%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.42)%	(1.54)%	(1.97)%		(2.09)%	(2.20)%	(2.04)%	(2.15)%
After waivers, reimbursements and fees paid indirectly (a)	(1.39)%	(1.50)%	(1.94)%		(2.05)%	(1.95)%	(1.86)%	(2.07)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.46)%	(4.44)%	(3.99)%		(4.99)%	(5.74)%	(6.70)%	(7.67)%
Portfolio turnover rate (d)	83%	80%	83%		80%	86%	180%	192%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.22	$0.25	$0.22		$0.27	$0.30	$0.32	$0.33

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)		2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.62		$8.67	$8.34	$6.15	$10.00	$9.92	$8.88	$8.47	$6.20	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.21)		(0.19)	(0.17)	(0.13)	(0.13)	(0.13)	(0.12)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.40		1.14	0.50	2.32	(3.72)	1.43	1.16	0.51	2.35	(3.71)

Total from investment operations	1.19		0.95	0.33	2.19	(3.85)	1.30	1.04	0.41	2.27	(3.80)

Net asset value, end of period	$10.81		$9.62	$8.67	$8.34	$6.15	$11.22	$9.92	$8.88	$8.47	$6.20

Total return (b)†	12.37%		10.83%	4.08%	35.61%	(38.50)%	13.10%	11.59%	4.96%	36.61%	(38.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$578		$331	$352	$376	$485	$4,604	$5,094	$2,747	$2,440	$1,409
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.45%		2.45%	2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	2.41%		2.41%	2.20%	2.27%	2.37%	1.66%	1.66%	1.45%	1.52%	1.62%
Before waivers, reimbursements and fees paid indirectly (a)	4.49	%(e)	5.35%	5.99%	7.11%	7.97%	3.74%	4.60%	5.24%	6.36%	7.22%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.96)%		(2.09)%	(2.20)%	(2.04)%	(2.15)%	(1.20)%	(1.34)%	(1.45)%	(1.29)%	(1.40)%
After waivers, reimbursements and fees paid indirectly (a)	(1.93)%		(2.05)%	(1.95)%	(1.86)%	(2.07)%	(1.17)%	(1.30)%	(1.20)%	(1.11)%	(1.32)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.99)%		(4.99)%	(5.74)%	(6.70)%	(7.67)%	(3.24)%	(4.24)%	(4.99)%	(5.95)%	(6.92)%
Portfolio turnover rate (d)	83%		80%	86%	180%	192%	83%	80%	86%	180%	192%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.22		$0.27	$0.30	$0.32	$0.33	$0.22	$0.28	$0.31	$0.32	$0.34

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND (cont’d)

	Class Y
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.01	$8.94	$8.51	$6.21	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.10)	(0.10)	(0.08)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	1.45	1.17	0.51	2.36	(3.71)

Total from investment operations	1.35	1.07	0.43	2.30	(3.79)

Net asset value, end of period	$11.36	$10.01	$8.94	$8.51	$6.21

Total return (b)	13.49%	11.97%	5.05%	37.04%	(37.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,179	$6,385	$5,884	$5,841	$4,155
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.45%	1.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	1.41%	1.41%	1.20%	1.27%	1.37%
Before waivers, reimbursements and fees paid indirectly (a)	3.49%	4.35%	4.99%	6.11%	6.97%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.96)%	(1.09)%	(1.20)%	(1.04)%	(1.15)%
After waivers, reimbursements and fees paid indirectly (a)	(0.92)%	(1.05)%	(0.95)%	(0.86)%	(1.07)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.00)%	(3.99)%	(4.74)%	(5.70)%	(6.67)%
Portfolio turnover rate (d)	83%	80%	86%	180%	192%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.23	$0.28	$0.31	$0.32	$0.36

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND

	Class A			Class B
	Year Ended October 31, 2006(c)		December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
				2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$12.19		$11.79	$11.95		$10.81	$9.71	$7.15	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.05)		(0.06)	(0.12)		(0.13)	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.12		0.46	2.07		1.27	1.21	2.65	(2.76)

Total from investment operations	2.07		0.40	1.95		1.14	1.10	2.57	(2.85)

Less distributions:
Distributions from realized gains	(1.33)		—	(1.33)		—	—	(0.01)	—

Redemption fees	—		—	—		— #	—	—	—

Net asset value, end of period	$12.93		$12.19	$12.57		$11.95	$10.81	$9.71	$7.15

Total return (b)†	18.25%		3.39%	17.54%		10.55%	11.33%	35.90%	(28.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,882		$1,233	$943		$412	$3,803	$3,661	$2,451
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.90%		1.90%	2.45%		2.45%	2.45%	2.45%	2.45%
After waivers, reimbursements and fees paid indirectly (a)	1.89%		1.88%	2.44%		2.43%	2.37%	2.43%	2.32%
Before waivers, reimbursements and fees paid indirectly (a)	3.65	%(g)	4.35%	4.20	%(e)	4.90%	5.25%	6.18%	6.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.42)%		(0.56)%	(0.97)%		(1.11)%	(1.13)%	(1.00)%	(1.23)%
After waivers, reimbursements and fees paid indirectly (a)	(0.41)%		(0.54)%	(0.96)%		(1.09)%	(1.05)%	(0.98)%	(1.10)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.18)%		(3.01)%	(2.74)%		(3.56)%	(3.93)%	(4.73)%	(5.39)%
Portfolio turnover rate (d)	73%		72%	73%		72%	68%	78%	112%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.22		$0.27	$0.21		$0.29	$0.29	$0.30	$0.29

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND (cont’d)

	Class C					Class P
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004(c)	2003(c)		2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$11.93	$10.80	$9.70	$7.15	$10.00	$12.20	$10.98	$9.78	$7.20	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.12)	(0.13)	(0.11)	(0.08)	(0.09)	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.07	1.26	1.21	2.64	(2.76)	2.13	1.26	1.23	2.65	(2.77)

Total from investment operations	1.95	1.13	1.10	2.56	(2.85)	2.10	1.22	1.20	2.63	(2.80)

Less distributions:
Distributions from realized gains	(1.33)	—	—	(0.01)	—	(1.33)	—	—	(0.05)	—

Net asset value, end of period	$12.55	$11.93	$10.80	$9.70	$7.15	$12.97	$12.20	$10.98	$9.78	$7.20

Total return (b)†	17.58%	10.36%	11.44%	35.76%	(28.50)%	18.50%	11.11%	12.27%	36.84%	(28.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$617	$542	$461	$490	$550	$6,062	$6,579	$3,921	$3,770	$2,902
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.45%	2.45%	2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	2.44%	2.43%	2.37%	2.43%	2.32%	1.69%	1.68%	1.62%	1.68%	1.57%
Before waivers, reimbursements and fees paid indirectly (a)	4.20%	4.90%	5.25%	6.18%	6.61%	3.45%	4.15%	4.50%	5.43%	5.86%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.97)%	(1.11)%	(1.13)%	(1.00)%	(1.23)%	(0.23)%	(0.36)%	(0.38)%	(0.25)%	(0.48)%
After waivers, reimbursements and fees paid indirectly (a)	(0.96)%	(1.09)%	(1.05)%	(0.98)%	(1.10)%	(0.22)%	(0.34)%	(0.30)%	(0.23)%	(0.35)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.72)%	(3.56)%	(3.93)%	(4.73)%	(5.39)%	(1.98)%	(2.81)%	(3.18)%	(3.98)%	(4.64)%
Portfolio turnover rate (d)	73%	72%	68%	78%	112%	73%	72%	68%	78%	112%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.21	$0.29	$0.29	$0.30	$0.29	$0.22	$0.29	$0.30	$0.30	$0.28

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND (cont’d)

	Class Y
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$12.27	$11.00	$9.79	$7.21	$10.00

Income (loss) from investment operations:
Net investment (loss) income	— #	(0.01)	(0.01)	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.13	1.28	1.23	2.65	(2.77)

Total from investment operations	2.13	1.27	1.22	2.65	(2.79)

Less distributions:
Distributions from realized gains	(1.33)	—	(0.01)	(0.07)	—

Net asset value, end of period	$13.07	$12.27	$11.00	$9.79	$7.21

Total return (b)	18.66%	11.55%	12.51%	37.13%	(27.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,971	$8,233	$7,555	$7,017	$5,167
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.45%	1.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	1.44%	1.43%	1.37%	1.43%	1.32%
Before waivers, reimbursements and fees paid indirectly (a)	3.20%	3.90%	4.25%	5.18%	5.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.03%	(0.11)%	(0.13)%	0.00%@	(0.23)%
After waivers, reimbursements and fees paid indirectly (a)	0.04%	(0.09)%	(0.05)%	0.02%	(0.10)%
Before waivers, reimbursements and fees paid indirectly (a)	(1.72)%	(2.56)%	(2.93)%	(3.73)%	(4.39)%
Portfolio turnover rate (d)	73%	72%	68%	78%	112%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.22	$0.30	$0.30	$0.30	$0.30

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

	Class A		Class B
	Year Ended October 31, 2006 (c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)		2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$13.15	$12.19	$13.04		$11.32	$9.72	$7.86	$10.00

Income (loss) from investment operations:
Net investment (loss) income	(0.01)	0.05	(0.09)		(0.02)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	3.62	1.03	3.59		1.79	1.63	1.92	(2.11)

Total from investment operations	3.61	1.08	3.50		1.77	1.60	1.90	(2.14)

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	—		(0.02)	—	(0.04)	—
Distributions from realized gains	(0.57)	(0.03)	(0.57)		(0.03)	—	—	—

Total dividends and distributions	(0.65)	(0.12)	(0.57)		(0.05)	—	(0.04)	—

Redemption fees	0.01	—	—		—	—	—	—

Net asset value, end of period	$16.12	$13.15	$15.97		$13.04	$11.32	$9.72	$7.86

Total return (b)†	28.41%	8.95%	27.61%		15.70%	16.46%	24.23%	(21.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,448	$1,729	$3,735		$744	$2,806	$2,423	$1,814
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.02%	2.10%	2.57%		2.65%	2.65%	2.65%	2.65%
After waivers, reimbursements and fees paid indirectly (a)	2.00%	2.06%	2.55	%(e)	2.61%	2.38%	2.61%	2.61%
Before waivers, reimbursements and fees paid indirectly (a)	2.77%	3.70%	3.32%		4.25%	6.47%	7.77%	8.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.10)%	0.37%	(0.59)%		(0.18)%	(0.50)%	(0.26)%	(0.36)%
After waivers, reimbursements and fees paid indirectly (a)	(0.08)%	0.41%	(0.57)%		(0.14)%	(0.23)%	(0.22)%	(0.32)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.85)%	(1.23)%	(1.35)%		(1.78)%	(4.32)%	(5.38)%	(6.12)%
Portfolio turnover rate (d)	64%	73%	64%		73%	67%	92%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.12	$0.18	$0.12		$0.20	$0.41	$0.43	$0.43

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004	2003(c)		2006(c)		2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$13.04		$11.33	$9.72	$7.87	$10.00	$13.14		$11.41	$9.77	$7.91	$10.00

Income (loss) from investment operations:
Net investment (loss) income	(0.07)		(0.02)	(0.03)	(0.02)	(0.03)	0.04		0.08	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	3.57		1.78	1.64	1.91	(2.10)	3.59		1.79	1.63	1.91	(2.12)

Total from investment operations	3.50		1.76	1.61	1.89	(2.13)	3.63		1.87	1.69	1.95	(2.09)

Less distributions:
Dividends from net investment income	—		(0.02)	—	(0.04)	—	(0.11)		(0.11)	(0.05)	(0.09)	—
Distributions from realized gains	(0.57)		(0.03)	—	—	—	(0.57)		(0.03)	—	—	—

Total dividends and distributions	(0.57)		(0.05)	—	(0.04)	—	(0.68)		(0.14)	(0.05)	(0.09)	—

Redemption fees	—		— #	—	—	—	—		—	—	—	—

Net asset value, end of period	$15.97		$13.04	$11.33	$9.72	$7.87	$16.09		$13.14	$11.41	$9.77	$7.91

Total return (b)†	27.61%		15.60%	16.56%	24.08%	(21.30)%	28.54%		16.55%	17.39%	25.02%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,372		$682	$349	$305	$213	$4,233		$4,208	$1,982	$1,562	$1,059
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.57%		2.65%	2.65%	2.65%	2.65%	1.82	%(e)	1.90%	1.90%	1.90%	1.90%
After waivers, reimbursements and fees paid indirectly (a)	2.55%		2.61%	2.38%	2.61%	2.61%	1.80	%(e)	1.86%	1.63%	1.86%	1.86%
Before waivers, reimbursements and fees paid indirectly (a)	3.32	%(e)	4.25%	6.47%	7.77%	8.40%	2.57	%(e)	3.50%	5.72%	7.02%	7.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.51)%		(0.18)%	(0.50)%	(0.26)%	(0.36)%	0.24%		0.57%	0.25%	0.49%	0.39%
After waivers, reimbursements and fees paid indirectly (a)	(0.49)%		(0.14)%	(0.23)%	(0.22)%	(0.32)%	0.26%		0.61%	0.52%	0.53%	0.43%
Before waivers, reimbursements and fees paid indirectly (a)	(1.24)%		(1.78)%	(4.32)%	(5.38)%	(6.12)%	(0.48)%		(1.03)%	(3.57)%	(4.63)%	(5.37)%
Portfolio turnover rate (d)	64%		73%	67%	92%	27%	64%		73%	67%	92%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.11		$0.20	$0.41	$0.43	$0.44	$0.11		$0.20	$0.41	$0.43	$0.43

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004	2003(c)
Net asset value, beginning of period	$13.18		$11.44	$9.80	$7.93	$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.11	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.60		1.81	1.64	1.91	(2.12)

Total from investment operations	3.67		1.92	1.72	1.98	(2.07)

Less distributions:
Dividends from net investment income	(0.14)		(0.15)	(0.08)	(0.11)	—
Distributions from realized gains	(0.57)		(0.03)	—	—	—

Total dividends and distributions	(0.71)		(0.18)	(0.08)	(0.11)	—

Net asset value, end of period	$16.14		$13.18	$11.44	$9.80	$7.93

Total return (b)	28.87%		16.79%	17.73%	25.40%	(20.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,737		$33,503	$7,119	$6,164	$5,055
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.57	%(e)	1.65%	1.65%	1.65%	1.65%
After waivers, reimbursements and fees paid indirectly (a)	1.55	%(e)	1.61%	1.38%	1.61%	1.61%
Before waivers, reimbursements and fees paid indirectly (a)	2.32	%(e)	3.25%	5.47%	6.77%	7.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.48%		0.82%	0.50%	0.74%	0.64%
After waivers, reimbursements and fees paid indirectly (a)	0.50%		0.86%	0.77%	0.78%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)	(0.24)%		(0.78)%	(3.32)%	(4.38)%	(5.12)%
Portfolio turnover rate (d)	64%		73%	67%	92%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11		$0.20	$0.42	$0.43	$0.44

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

	Class A		Class B
	Year Ended October 31, 2006(c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.91	$9.53	$9.67		$8.67	$8.97	$5.74	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.14)	(0.08)	(0.19)		(0.14)	(0.20)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.46	0.95		1.14	(0.10)	3.41	(4.12)

Total from investment operations	0.83	0.38	0.76		1.00	(0.30)	3.24	(4.26)

Less distributions:
Distributions from realized gains	(0.72)	—	(0.72)		—	—	(0.01)	—

Redemption fees	— #	— #	—	#	— #	—	—	—

Net asset value, end of period	$10.02	$9.91	$9.71		$9.67	$8.67	$8.97	$5.74

Total return (b)†	8.51%	3.99%	7.98%		11.53%	(3.34)%	56.41%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,434	$23,301	$23,575		$30,012	$1,035	$1,056	$429
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.15%	2.15%	2.70%		2.70%	2.70%	2.70%	2.70%
After waivers, reimbursements and fees paid indirectly (a)	2.12%	1.40%	2.67%		1.95%	2.49%	2.67%	2.67%
Before waivers, reimbursements and fees paid indirectly (a)	3.44%	4.43%	3.99	%(e)	4.98%	8.09%	10.01%	10.13%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.41)%	(1.62)%	(1.97)%		(2.17)%	(2.48)%	(2.44)%	(2.44)%
After waivers, reimbursements and fees paid indirectly (a)	(1.38)%	(0.87)%	(1.94)%		(1.42)%	(2.27)%	(2.41)%	(2.41)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.71)%	(3.90)%	(3.23)%		(4.45)%	(7.87)%	(9.75)%	(9.87)%
Portfolio turnover rate (d)	136%	252%	136%		252%	172%	125%	154%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.13	$0.20	$0.12		$0.22	$0.47	$0.51	$0.43

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(g)	2004(c)	2003(c)		2006(c)		2005(c)(g)	2004(c)	2003(c)
Net asset value, beginning of period	$9.67		$8.67	$8.97	$5.74	$10.00	$9.93		$8.84	$9.07	$5.77	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.19)		(0.14)	(0.20)	(0.17)	(0.14)	(0.12)		(0.06)	(0.14)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95		1.14	(0.10)	3.41	(4.12)	0.98		1.15	(0.09)	3.44	(4.13)

Total from investment operations	0.76		1.00	(0.30)	3.24	(4.26)	0.86		1.09	(0.23)	3.32	(4.23)

Less distributions:
Distributions from realized gains	(0.72)		—	—	(0.01)	—	(0.72)		—	—	(0.02)	—

Redemption fees	—	#	— #	—	—	—	—		—	—	—	—

Net asset value, end of period	$9.71		$9.67	$8.67	$8.97	$5.74	$10.07		$9.93	$8.84	$9.07	$5.77

Total return (b)†	7.86%		11.53%	(3.34)%	56.41%	(42.60)%	8.82%		12.33%	(2.54)%	57.67%	(42.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,547		$7,753	$67	$62	$41	$1,127		$1,297	$477	$480	$219
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.70%		2.70%	2.70%	2.70%	2.70%	1.95%		1.95%	1.95%	1.95%	1.95%
After waivers, reimbursements and fees paid indirectly (a)	2.67%		1.95%	2.49%	2.67%	2.67%	1.92%		1.20%	1.74%	1.92%	1.92%
Before waivers, reimbursements and fees paid indirectly (a)	3.99	%(e)	4.98%	8.09%	10.01%	10.13%	3.24	%(e)	4.23%	7.34%	9.26%	9.38%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.97)%		(2.17)%	(2.48)%	(2.44)%	(2.44)%	(1.21)%		(1.42)%	(1.73)%	(1.69)%	(1.69)%
After waivers, reimbursements and fees paid indirectly (a)	(1.94)%		(1.42)%	(2.27)%	(2.41)%	(2.41)%	(1.18)%		(0.67)%	(1.52)%	(1.66)%	(1.66)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.24)%		(4.45)%	(7.87)%	(9.75)%	(9.87)%	(2.50)%		(3.70)%	(7.12)%	(9.00)%	(9.12)%
Portfolio turnover rate (d)	136%		252%	172%	125%	154%	136%		252%	172%	125%	154%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.12		$0.22	$0.47	$0.50	$0.46	$0.13		$0.21	$0.48	$0.52	$0.44

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.99		$8.87	$9.09	$5.78	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.09)		(0.04)	(0.11)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.98		1.16	(0.11)	3.44	(4.13)

Total from investment operations	0.89		1.12	(0.22)	3.34	(4.22)

Less distributions:
Distributions from realized gains	(0.72)		—	— #	(0.03)	—

Net asset value, end of period	$10.16		$9.99	$8.87	$9.09	$5.78

Total return (b)	9.08%		12.63%	(2.39)%	58.14%	(42.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,376		$6,337	$5,474	$5,954	$3,494
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.70%		1.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	1.67%		0.95%	1.49%	1.67%	1.67%
Before waivers, reimbursements and fees paid indirectly (a)	2.99	%(e)	3.98%	7.09%	9.01%	9.13%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.96)%		(1.17)%	(1.48)%	(1.44)%	(1.44)%
After waivers, reimbursements and fees paid indirectly (a)	(0.93)%		(0.42)%	(1.27)%	(1.41)%	(1.41)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.27)%		(3.45)%	(6.87)%	(8.75)%	(8.87)%
Portfolio turnover rate (d)	136%		252%	172%	125%	154%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.13		$0.21	$0.48	$0.51	$0.47

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

	Class A		Class B
	Year Ended October 31, 2006(c)	December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
			2006(c)(e)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.98	$11.07	$10.73		$10.25	$9.30	$8.02	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.12)	(0.11)	(0.17)		(0.17)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	0.63	1.04		1.26	1.12	1.44	(1.84)

Total from investment operations	0.96	0.52	0.87		1.09	0.95	1.29	(1.98)

Redemption fees	—	— #	—		—	—	—	—

Less distributions:
Dividends from net investment income	—	—	—		—	—	(0.01)	—

Distributions from realized gains	(0.65)	(0.61)	(0.65)		(0.61)	—	—	—

Total dividends and distributions	—	—	(0.65)		(0.61)	—	(0.01)	—

Net asset value, end of period	$11.29	$10.98	$10.95		$10.73	$10.25	$9.30	$8.02

Total return (b)†	8.98%	4.89%	8.32%		10.70%	10.32%	15.89%	(19.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$878	$408	$316		$234	$1,288	$1,126	$932
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.15%	2.15%	2.70%		2.70%	2.70%	2.70%	2.70%
After waivers, reimbursements and fees paid indirectly (a)	2.09%	2.12%	2.64%		2.67%	2.63%	2.69%	2.68%
Before waivers, reimbursements and fees paid indirectly (a)	5.19%	6.07%	5.74	%(e)	6.62%	7.25%	8.15%	8.58%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.12)%	(1.14)%	(1.68)%		(1.69)%	(1.71)%	(1.72)%	(1.90)%
After waivers, reimbursements and fees paid indirectly (a)	(1.06)%	(1.11)%	(1.62)%		(1.66)%	(1.64)%	(1.71)%	(1.88)%
Before waivers, reimbursements and fees paid indirectly (a)	(4.16)%	(5.06)%	(4.69)%		(5.61)%	(6.26)%	(7.17)%	(7.78)%
Portfolio turnover rate (d)	161%	115%	161%		115%	127%	103%	102%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.33	$0.38	$0.32		$0.41	$0.46	$0.47	$0.42

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND (cont’d)

	Class C						Class P
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)		2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$10.73		$10.26	$9.30	$8.03	$10.00	$10.98		$10.42	$9.38	$8.07	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.17)		(0.17)	(0.17)	(0.15)	(0.14)	(0.10)		(0.10)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.05		1.25	1.13	1.43	(1.83)	1.08		1.27	1.13	1.43	(1.85)

Total from investment operations	0.88		1.08	0.96	1.28	(1.97)	0.98		1.17	1.04	1.35	(1.93)

Less distributions:
Dividends from net investment income	—		—	—	(0.01)	—	—		—	—	(0.04)	—
Distributions from realized gains	(0.65)		(0.61)	—	—	—	(0.65)		(0.61)	—	—	—

Total dividends and distributions	(0.65)		(0.61)	—	(0.01)	—	(0.65)		(0.61)	—	(0.04)	—

Redemption fees	—		— #	—	—	—	—		—	—	—	—

Net asset value, end of period	$10.96		$10.73	$10.26	$9.30	$8.03	$11.31		$10.98	$10.42	$9.38	$8.07

Total return (b)†	8.42%		10.70%	10.32%	15.89%	(19.70)%	9.26%		11.43%	11.09%	16.78%	(19.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$271		$183	$98	$165	$157	$1,664		$1,796	$848	$801	$561
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.70%		2.70%	2.70%	2.70%	2.70%	1.95%		1.95%	1.95%	1.95%	1.95%
After waivers, reimbursements and fees paid indirectly (a)	2.64%		2.67%	2.63%	2.69%	2.68%	1.89%		1.92%	1.88%	1.94%	1.93%
Before waivers, reimbursements and fees paid indirectly (a)	5.74	%(e)	6.62%	7.25%	8.15%	8.58%	4.99	%(g)	5.87%	6.50%	7.40%	7.83%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.68)%		(1.69)%	(1.71)%	(1.72)%	(1.90)%	(0.94)%		(0.94)%	(0.96)%	(0.97)%	(1.15)%
After waivers, reimbursements and fees paid indirectly (a)	(1.62)%		(1.66)%	(1.64)%	(1.71)%	(1.88)%	(0.88)%		(0.91)%	(0.89)%	(0.96)%	(1.13)%
Before waivers, reimbursements and fees paid indirectly (a)	(4.67)%		(5.61)%	(6.26)%	(7.17)%	(7.78)%	(3.96)%		(4.86)%	(5.51)%	(6.42)%	(7.03)%
Portfolio turnover rate (d)	161%		115%	127%	103%	102%	161%		115%	127%	103%	102%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.32		$0.41	$0.46	$0.47	$0.43	$0.33		$0.42	$0.47	$0.47	$0.42

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$11.07		$10.47	$9.41	$8.09	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.07)		(0.07)	(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.09		1.28	1.13	1.44	(1.84)

Total from investment operations	1.02		1.21	1.06	1.38	(1.91)

Less distributions:
Dividends from net investment income	—		—	— #	(0.06)	—
Distributions from realized gains	(0.65)		(0.61)	—	—	—

Total dividends and distributions	(0.65)		(0.61)	— #	(0.06)	—

Net asset value, end of period	$11.44		$11.07	$10.47	$9.41	$8.09

Total return (b)	9.47%		11.77%	11.32%	17.16%	(19.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,727		$6,566	$6,277	$5,670	$4,884
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.70%		1.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	1.64%		1.67%	1.63%	1.69%	1.68%
Before waivers, reimbursements and fees paid indirectly (a)	4.74	%(e)	5.62%	6.25%	7.15%	7.58%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.69)%		(0.69)%	(0.71)%	(0.72)%	(0.90)%
After waivers, reimbursements and fees paid indirectly (a)	(0.63)%		(0.66)%	(0.64)%	(0.71)%	(0.88)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.74)%		(4.61)%	(5.26)%	(6.17)%	(6.78)%
Portfolio turnover rate (d)	161%		115%	127%	103%	102%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.34		$0.42	$0.47	$0.47	$0.44

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

	Class A			Class B
	Year Ended October 31, 2006(c)		December 13, 2004* to October 31, 2005(c)(e)	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
				2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.83		$10.22	$9.81	$10.21	$10.23	$10.20	$10.00

Income (loss) from investment operations:
Net investment income	0.37		0.28	0.32	0.26	0.17	0.19	0.26
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.04		(0.24)	0.03	(0.26)	0.24	0.32	0.18

Total from investment operations	0.41		0.04	0.35	0.00	0.41	0.51	0.44

Less distributions:
Dividends from net investment income	(0.37)		(0.29)	(0.31)	(0.26)	(0.24)	(0.27)	(0.24)
Distributions from realized gains	—		(0.14)	—	(0.14)	(0.19)	(0.21)	—

Total dividends and distributions	(0.37)		(0.43)	(0.31)	(0.40)	(0.43)	(0.48)	(0.24)

Redemption fees	—	#	— #	—	—	—	—	—

Net asset value, end of period	$9.87		$9.83	$9.85	$9.81	$10.21	$10.23	$10.20

Total return (b)†	4.25%		0.44%	3.67%	0.07%	4.02%	5.14%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,509		$39,508	$19,634	$24,373	$7,380	$9,647	$8,989
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%		1.25%	1.80%	1.80%	1.80%	1.80%	1.80%
Before waivers and reimbursements (a)	1.94	%(e)	2.37%	2.49%	2.92%	3.19%	3.00%	3.33%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.80%		3.11%	3.24%	2.56%	1.68%	1.84%	2.94%
Before waivers and reimbursements (a)	3.10%		1.99%	2.55%	1.44%	0.29%	0.64%	1.41%
Portfolio turnover rate (d)	301%		736%	301%	736%	564%	566%	422%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07		$0.10	$0.07	$0.11	$0.14	$0.12	$0.13

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND (cont’d)

	Class C					Class P
	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)	Year Ended October 31,				December 31, 2001* to October 31, 2002(c)
	2006(c)	2005(c)(e)	2004(c)	2003(c)		2006(c)	2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.80	$10.20	$10.22	$10.19	$10.00	$9.82	$10.23	$10.25	$10.22	$10.00

Income (loss) from investment operations:
Net investment income	0.31	0.26	0.17	0.19	0.25	0.39	0.33	0.25	0.27	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.04	(0.26)	0.24	0.32	0.18	0.04	(0.27)	0.24	0.32	0.19

Total from investment operations	0.35	0.00	0.41	0.51	0.43	0.43	0.06	0.49	0.59	0.50

Less distributions:
Dividends from net investment income	(0.31)	(0.26)	(0.24)	(0.27)	(0.24)	(0.39)	(0.33)	(0.32)	(0.35)	(0.28)
Distributions from realized gains	—	(0.14)	(0.19)	(0.21)	—	—	(0.14)	(0.19)	(0.21)	—

Total dividends and distributions	(0.31)	(0.40)	(0.43)	(0.48)	(0.24)	(0.39)	(0.47)	(0.51)	(0.56)	(0.28)

Redemption fees	—	— #	—	—	—	—	—	—	—	—

Net asset value, end of period	$9.84	$9.80	$10.20	$10.22	$10.19	$9.86	$9.82	$10.23	$10.25	$10.22

Total return (b)†	3.67%	(0.03)%	4.12%	5.14%	4.38%	4.46%	0.63%	4.91%	5.93%	5.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,232	$18,819	$1,000	$1,538	$1,960	$6,762	$7,977	$4,287	$4,514	$4,837
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.80%	1.80%	1.80%	1.80%	1.80%	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and reimbursements (a)	2.49%	2.92%	3.19%	3.00%	3.33%	1.74%	2.17%	2.44%	2.25%	2.58%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.23%	2.56%	1.68%	1.84%	2.94%	3.99%	3.31%	2.43%	2.59%	3.69%
Before waivers and reimbursements (a)	2.54%	1.44%	0.29%	0.64%	1.41%	3.30%	2.19%	1.04%	1.39%	2.16%
Portfolio turnover rate (d)	301%	736%	564%	566%	422%	301%	736%	564%	566%	422%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	$0.11	$0.14	$0.12	$0.13	$0.07	$0.11	$0.14	$0.12	$0.13

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND (cont’d)

	Class Y
	Year Ended October 31,					December 31, 2001* to October 31, 2002(c)
	2006(c)		2005(c)(e)	2004(c)	2003(c)
Net asset value, beginning of period	$9.83		$10.23	$10.25	$10.22	$10.00

Income (loss) from investment operations:
Net investment income	0.42		0.36	0.27	0.29	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03		(0.26)	0.24	0.33	0.19

Total from investment operations	0.45		0.10	0.51	0.62	0.52

Less distributions:
Dividends from net investment income	(0.41)		(0.36)	(0.34)	(0.38)	(0.30)
Distributions from realized gains	—		(0.14)	(0.19)	(0.21)	—

Total dividends and distributions	(0.41)		(0.50)	(0.53)	(0.59)	(0.30)

Net asset value, end of period	$9.87		$9.83	$10.23	$10.25	$10.22

Total return (b)	4.71%		0.98%	5.17%	6.19%	5.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,033		$39,747	$26,206	$26,589	$28,552
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%		0.80%	0.80%	0.80%	0.80%
Before waivers and reimbursements (a)	1.49	%(e)	1.92%	2.19%	2.00%	2.33%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.25%		3.56%	2.68%	2.84%	3.94%
Before waivers and reimbursements (a)	3.55%		2.44%	1.29%	1.64%	2.41%
Portfolio turnover rate (d)	301%		736%	564%	566%	422%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07		$0.11	$0.14	$0.12	$0.13

*	Commencement of operations.
**	Prior to October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
@	Ratio amount is less than 0.005%
†	The total returns for Class A, Class B, Class C and Class P do not include sales charges.
(a)	Ratios for periods of less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on daily average shares outstanding.
(d)	Portfolio turnover rate for periods less than one year are not annualized.
(e)	Reflects overall fund ratios adjusted for class specific expenses.

If you would like more information about the funds, the following documents are available free upon request and on the funds’ website at www.axaenterprise.com.

Annual and Semi-Annual Reports — Includes more information about the funds’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Portfolio Holdings Disclosure — A description of the funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available (i) in the funds’ SAI and (ii) on the funds’ website at www.axaenterprise.com.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Distributor at:

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Multimanager Funds

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund AXA Enterprise Multimanager Technology Fund AXA Enterprise Multimanager Healthcare Fund AXA Enterprise Multimanager Core Bond Fund

(Investment Company Act File No. 811-10507)

PROSPECTUS MARCH 1, 2007

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Allocation Funds

AXA Enterprise Conservative Allocation Fund

AXA Enterprise Moderate Allocation Fund

AXA Enterprise Moderate-Plus Allocation Fund

AXA Enterprise Aggressive Allocation Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

(67617)

INTRODUCTION

AXA Enterprise Multimanager Funds Trust (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A, Class B, Class C and Class Y shares of the Trust’s four (4) AXA Enterprise Allocation Funds (“Allocation Funds”). The Allocation Funds are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each Allocation Fund, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objectives and policies of each Allocation Fund may be changed without a shareholder vote, except as otherwise noted.

The investment manager to the Allocation Funds is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The Manager, through its AXA Funds Management Group unit, provides the day-to-day management of the Allocation Funds. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The distributor for each Allocation Fund is Enterprise Fund Distributors, Inc. (the “Distributor”).

An investment in an Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

INFORMATION REGARDING THE PROPOSED REORGANIZATIONS OF CERTAIN AXA MULTIMANAGER FUNDS INTO CORRESPONDING GOLDMAN SACHS FUNDS

On December 28, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“Reorganization Agreement”), which must be approved by shareholders of the AXA Multimanager Funds. The Reorganization Agreement provides for the reorganization of each AXA Multimanager Fund into a corresponding Goldman Sachs Fund as set forth below (each, a “Reorganization” and collectively, the “Reorganizations”):

AXA Multimanager Funds AXA Enterprise Aggressive Allocation Fund AXA Enterprise Conservative Allocation Fund AXA Enterprise Moderate Allocation Fund AXA Enterprise Moderate Plus Allocation Fund	Goldman Sachs Fund Goldman Sachs Equity Growth Strategy Portfolio Goldman Sachs Balanced Strategy Portfolio Goldman Sachs Growth and Income Strategy Portfolio Goldman Sachs Growth Strategy Portfolio

Each AXA Multimanager Fund and the corresponding Goldman Sachs Fund listed above have similar investment objectives, policies and risks. AXA Equitable Life Insurance Company serves as the investment manager for the AXA Multimanager Funds, while Goldman Sachs Asset Management L.P. serves as the investment adviser for the Goldman Sachs Funds and will continue to provide the day-to-day portfolio management for the Goldman Sachs Funds after the Reorganization.

A special shareholder meeting of the AXA Multimanager Funds is scheduled to be held on or about May 9, 2007 to vote on the Reorganization Agreement. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will occur in the second quarter of 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the AXA Multimanager Funds above (subject to the usual limitations described in the Trust’s Prospectus).

Table of

THE ALLOCATION FUNDS AT A GLANCE

The Allocation Funds are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Allocation Funds based on their risk tolerance, investment time horizons and personal investment goals.

There are four Allocation Funds — AXA Enterprise Conservative Allocation Fund (“Conservative Allocation Fund”), AXA Enterprise Moderate Allocation Fund (“Moderate Allocation Fund”), AXA Enterprise Moderate-Plus Allocation Fund (“Moderate-Plus Allocation Fund”) and AXA Enterprise Aggressive Allocation Fund (“Aggressive Allocation Fund”). Each Allocation Fund pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Funds”) managed by AXA Equitable or Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable. The chart below illustrates each Allocation Fund according to its relative emphasis on seeking income and seeking growth of capital:

Allocation Fund	Income	Growth of Capital
Conservative Allocation Fund	High	Low
Moderate Allocation Fund	Medium	Medium to High
Moderate-Plus Allocation Fund	Low	Medium to High
Aggressive Allocation Fund	Low	High

AXA Equitable, under the oversight of the Trust’s Board of Trustees (the “Board”), has established an asset allocation target for each Allocation Fund. This target is the approximate percentage of each fund’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Funds in which the fund invests. Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an Allocation Fund invests. Each target investment percentage is an approximate percentage of a fund’s assets that is invested in a particular asset category through investments in Underlying Funds whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Funds in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Funds, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and the target investment percentages and may add new Underlying Funds or replace existing Underlying Funds. AXA Equitable may sell a Fund’s holdings in an Underlying Fund believed to offer superior investment opportunities. The following chart describes the current asset allocation targets and target investment percentages among the asset classes and asset categories for each Allocation Fund.

Asset Class	Conservative Allocation	Moderate Allocation	Moderate Plus Allocation	Aggressive Allocation
Percentage of Equity	20%	50%	70%	90%
• International	5%	15%	20%	25%
• Large Cap	10%	25%	35%	45%
• Small/Mid Cap	5%	10%	15%	20%
Percentage of Fixed Income*	80%	50%	30%	10%
• Investment Grade	75%	45%	30%	10%
• High Yield	5%	5%	0%	0%
*	The target allocation for the investment grade and high yield fixed income classes may include securities of both U.S. and foreign issuers.

1

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class and each asset category. Each Allocation Fund also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each Allocation Fund may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Funds in which it invests. The Allocation Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each Allocation Fund’s holdings periodically to bring the asset allocation of an Allocation Fund back into alignment with its asset allocation targets and target investment percentages. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Fund that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Funds that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

In order to give you a better understanding of the types of Underlying Funds in which the Allocation Funds currently may invest, the table below lists the Underlying Funds, divided by asset category based on each Underlying Fund’s primary security holdings. Each of the Underlying Funds is advised by AXA Equitable or Enterprise Capital and sub-advised by other advisers, certain of which are affiliates of AXA Equitable and Enterprise Capital. In this connection, the Manager’s selection of Underlying Funds may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an Allocation Fund, you will also indirectly bear the fees of the Underlying Funds, which include management and administration fees paid to AXA Equitable or Enterprise Capital, and in certain instances, advisory fees paid by AXA Equitable or Enterprise Capital to their affiliates. The Allocation Funds will purchase Class Y shares of the Underlying Funds, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

Investment Grade Bond

AXA Enterprise Multimanager Core Bond Fund

AXA Enterprise Government Securities Fund

AXA Enterprise Short Duration Bond Fund

AXA Enterprise Money Market Fund

Large Cap Equities

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Capital Appreciation Fund

AXA Enterprise Deep Value Fund

AXA Enterprise Equity Fund

AXA Enterprise Equity Income Fund

AXA Enterprise Growth Fund

AXA Enterprise Growth and Income Fund

AXA Enterprise Large Cap Growth Fund

High Yield Bond

AXA Enterprise High-Yield Bond Fund

Small/Mid Cap Equities

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Small Company Growth Fund

AXA Enterprise Small Company Value Fund

International Equities

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise International Growth Fund

Please note that you may invest directly in the Underlying Funds and that, as an investor in any of the Allocation Funds, you will bear both the expenses of the particular Allocation Fund as well as the indirect expenses associated with the Underlying Funds. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Funds of an Allocation Fund instead of in the Allocation Fund itself. An investor who chooses to invest directly in the Underlying Funds would not, however, receive the asset allocation and rebalancing services provided by AXA Equitable.

2

AXA ENTERPRISE CONSERVATIVE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This fund invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Affiliated Fund Risk — In managing the Allocation Funds, the Manager will have the authority to select and substitute the Underlying Funds. The Manager may be subject to potential conflicts of interest in allocating each of the Allocation Fund’s assets among the various Underlying Funds both because the fees payable to it by some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because the Manager is also responsible for managing, and with respect to certain Underlying Funds, its affiliates are responsible for sub-advising, the Underlying Funds.

•

Risks Associated with Underlying Funds — The investments of each Allocation Fund are concentrated in the Underlying Funds and, thus, each Allocation Fund’s investment performance is directly related to the performance in the Underlying Funds in which it invests. Because the Allocation Funds invest in Underlying Funds, each Allocation Fund’s net asset value (“NAV”) is subject to fluctuations in the Underlying Fund’s NAV. In addition, the Allocation Funds are subject to the risks associated with the securities in which the Underlying Funds invest. Both the Allocation Funds and the Underlying Funds are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an Allocation Fund invests in Underlying Funds that invest in equity securities, fixed income securities and/or foreign securities, the Allocation Fund is subject to the risks associated with investing in such securities, which are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•	Market Risk — The Underlying Funds’ share prices, and thus the share price of the fund, can fall because of weakness in the broad market, a particular industry, or specific holdings. The

3

market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Funds fail to produce the desired results.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by comparing the fund’s performance with a broad measure of market performance. Since the fund has been operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the fund’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total return for the fund’s Class Y shares for 2006, the fund’s first full calendar year of operations. The inception date for the fund is January 10, 2005. The returns for the fund’s Class A, B, and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart does not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
2.86% (2006 3rd Quarter)	0.00% (2006 2nd Quarter)

Average Annual Total Returns

For the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (for the periods ended December 31, 2006)	1 Year	Since Inception
Class A—Return Before Taxes	1.49%	1.77%
Return After Taxes on Distributions	0.44%	0.95%
Return After Taxes on Distributions & Sale of Fund Shares	1.00%	1.04%
Class B—Return Before Taxes	0.74%	1.76%
Return After Taxes on Distributions	–0.16%	1.10%
Return After Taxes on Distributions & Sale of Fund Shares	0.51%	1.13%
Class C—Return Before Taxes	4.85%	3.73%
Return After Taxes on Distributions	3.95%	3.09%
Return After Taxes on Distributions & Sale of Fund Shares	3.18%	2.82%
Class Y—Return Before Taxes	6.84%	4.65%
Return After Taxes on Distributions	5.56%	3.64%
Return After Taxes on Distributions & Sale of Fund Shares	4.48%	3.39%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	6.56%	5.07%
*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

4

AXA ENTERPRISE MODERATE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying funds investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This fund invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	15%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	45%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Affiliated Fund Risk — In managing the Allocation Funds, the Manager will have the authority to select and substitute the Underlying Funds. The Manager may be subject to potential conflicts of interest in allocating each of the Allocation Fund’s assets among the various Underlying Funds both because the fees payable to it by some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because the Manager is also responsible for managing, and with respect to certain Underlying Funds, its affiliates are responsible for sub-advising, the Underlying Funds.

•

Risks Associated with Underlying Funds — The investments of each Allocation Fund are concentrated in the Underlying Funds and, thus, each Allocation Fund’s investment performance is directly related to the performance in the Underlying Funds in which it invests. Because the Allocation Funds invest in Underlying Funds, each Allocation Fund’s net asset value (“NAV”) is subject to fluctuations in the Underlying Fund’s NAV. In addition, the Allocation Funds are subject to the risks associated with the securities in which the Underlying Funds invest. Both the Allocation Funds and the Underlying Funds are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an Allocation Fund invests in Underlying Funds that invest in equity securities, fixed income securities and/or foreign securities, the Allocation Fund is subject to the risks associated with investing in such securities, which are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•	Market Risk — The Underlying Funds’ share prices, and thus, the share price of the fund, can fall because of weakness in the broad market, a particular industry, or specific holdings. The

5

market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Funds fail to produce the desired results.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by comparing the fund’s performance with a broad measure of market performance. Since the fund has been operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the fund’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total return for the fund’s Class Y shares for 2006, the fund’s first full calendar year of operations. The inception date for the fund is January 10, 2005. The returns for the fund’s Class A, B, and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart does not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
5.10% (2006 4th Quarter)	–0.67% (2006 2nd Quarter)

Average Annual Total Returns

For the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (for the periods ended December 31, 2006)	1 Year	Since Inception
Class A—Return Before Taxes	4.81%	4.44%
Return After Taxes on Distributions	3.86%	3.59%
Return After Taxes on Distributions & Sale of Fund Shares	3.24%	3.31%
Class B—Return Before Taxes	4.44%	4.52%
Return After Taxes on Distributions	3.66%	3.86%
Return After Taxes on Distributions & Sale of Fund Shares	3.00%	3.50%
Class C—Return Before Taxes	8.33%	6.45%
Return After Taxes on Distributions	7.55%	5.80%
Return After Taxes on Distributions & Sale of Fund Shares	5.53%	5.15%
Class Y—Return Before Taxes	10.57%	7.50%
Return After Taxes on Distributions	9.40%	6.46%
Return After Taxes on Distributions & Sale of Fund Shares	6.99%	5.82%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*	9.97%	7.43%
*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

6

AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying funds

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This fund invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	20%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	30%
High Yield Bonds	0%

Actual allocation between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Affiliated Fund Risk — In managing the Allocation Funds, the Manager will have the authority to select and substitute the Underlying Funds. The Manager may be subject to potential conflicts of interest in allocating each of the Allocation Fund’s assets among the various Underlying Funds both because the fees payable to it by some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because the Manager is also responsible for managing, and with respect to certain Underlying Funds, its affiliates are responsible for sub-advising, the Underlying Funds.

•

Risks Associated with Underlying Funds — The investments of each Allocation Fund are concentrated in the Underlying Funds and, thus, each Allocation Fund’s investment performance is directly related to the performance in the Underlying Funds in which it invests. Because the Allocation Funds invest in Underlying Funds, each Allocation Fund’s net asset value (“NAV”) is subject to fluctuations in the Underlying Fund’s NAV. In addition, the Allocation Funds are subject to the risks associated with the securities in which the Underlying Funds invest. Both the Allocation Funds and the Underlying Funds are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an Allocation Fund invests in Underlying Funds that invest in equity securities, fixed income securities and/or foreign securities, the Allocation Fund is subject to the risks associated with investing in such securities, which are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•	Market Risk — The Underlying Funds’ share prices, and thus the share price of the fund, can fall because of weakness in the broad market, a particular industry, or specific holdings. The

7

market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Funds fail to produce the desired results.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Managed Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital, and assumed its operating history and performance record.

Past performance (before and after taxes) is not an indication of future performance. This may be particularly true for this fund because its predecessor had a different investment objective and invested directly in equity and debt securities, while the fund invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. If the predecessor fund had invested in other mutual funds instead of investing directly in equity and debt securities, the performance of the predecessor fund may have been different.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is July 5, 1995. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Calendar Year Annual Total Returns (Class Y)

Best quarter (% and time period)	Worst quarter (% and time period)
13.55% (1997 2nd Quarter )	–16.38% (2001 3rd Quarter )

8

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares. Please note, as described above, that these sections include the performance of the fund’s predecessor which had a somewhat different investment objective and sought to achieve the objective by investing directly in equity and debt securities rather than by investing in other investment companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	10 Years*
Class A—Return Before Taxes	8.17%	3.18%	3.72%
Return After Taxes on Distributions	7.25%	2.75%	2.72%
Return After Taxes on Distributions & Sales of Fund Shares	5.31%	2.47%	2.76%
Class B—Return Before Taxes	7.93%	3.27%	3.76%
Return After Taxes on Distributions	7.19%	2.99%	2.87%
Return After Taxes on Distributions & Sales of Fund Shares	5.15%	2.64%	2.88%
Class C—Return Before Taxes	11.98%	3.57%	3.41%
Return After Taxes on Distributions	11.24%	3.28%	2.50%
Return After Taxes on Distributions & Sales of Fund Shares	7.79%	2.89%	2.56%
Class Y—Return Before Taxes	14.20%	4.62%	4.65%
Return After Taxes on Distributions	13.05%	4.05%	3.51%
Return After Taxes on Distributions & Sales of Fund Shares	9.23%	3.63%	3.48%
60% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index/15% MSCI EAFE Index**	14.38%	7.50%	8.39%
*	The inception date for the Class A shares is October 1, 1994, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is July 5, 1995. The performance of the fund’s Class C shares for the 10-year period includes the performance of the fund’s Class A shares for the periods prior to the inception date of the fund’s Class C shares restated to reflect the fees and expenses associated with the fund’s Class C shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

9

AXA ENTERPRISE AGGRESSIVE ALLOCATION FUND

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity funds

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This fund invests approximately 90% of its assets in equity investments and approximately 10% of its assets in fixed income investments through investments in Underlying Funds. Subject to this asset allocation target, the fund generally invests its assets in a combination of Underlying Funds that would result in the fund being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	10%
High Yield Bonds	0%

Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the fund’s assets.

This fund is managed so that it can serve as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the fund. AXA Equitable has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the fund’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Funds in which the fund invests.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Affiliated Fund Risk — In managing the Allocation Funds, the Manager will have the authority to select and substitute the Underlying Funds. The Manager may be subject to potential conflicts of interest in allocating each of the Allocation Fund’s assets among the various Underlying Funds both because the fees payable to it by some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because the Manager is also responsible for managing, and with respect to certain Underlying Funds, its affiliates are responsible for sub-advising, the Underlying Funds.

•

Risks Associated with Underlying Funds — The investments of each Allocation Fund are concentrated in the Underlying Funds and, thus, each Allocation Fund’s investment performance is directly related to the performance in the Underlying Funds in which it invests. Because the Allocation Funds invest in Underlying Funds, each Allocation Fund’s net asset value (“NAV”) is subject to fluctuations in the Underlying Fund’s NAV. In addition, the Allocation Funds are subject to the risks associated with the securities in which the Underlying Funds invest. Both the Allocation Funds and the Underlying Funds are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an Allocation Fund invests in Underlying Funds that invest in equity securities, fixed income securities and/or foreign securities, the Allocation Fund is subject to the risks associated with investing in such securities, which are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Market Risk — The Underlying Funds’ share prices, and thus the share price of the fund, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA

10

Equitable’s assessment of the companies in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Funds fail to produce the desired results.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by comparing the fund’s performance with a broad measure of market performance. Since the fund has been operation for only one full calendar year, the performance information does not necessarily reflect the volatility and changes that could occur in the fund’s performance from year to year. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total return for the fund’s Class Y shares for 2006, the fund’s first full calendar year of operations. The inception date for the fund is January 10, 2005. The returns for the fund’s Class A, B, and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart does not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
8.00% (2006 4th Quarter)	–0.96% (2006 2nd Quarter)

Average Annual Total Returns

For the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (for the periods ended December 31, 2006)	1 Year	Since inception
Class A—Return Before Taxes	10.93%	10.33%
Return After Taxes on Distributions	10.01%	9.44%
Return After Taxes on Distributions & Sale of Fund Shares	7.23%	8.34%
Class B—Return Before Taxes	10.77%	10.64%
Return After Taxes on Distributions	10.03%	9.93%
Return After Taxes on Distributions & Sale of Fund Shares	7.13%	8.71%
Class C—Return Before Taxes	14.69%	12.37%
Return After Taxes on Distributions	13.94%	11.67%
Return After Taxes on Distributions & Sale of Fund Shares	9.68%	10.21%
Class Y—Return Before Taxes	16.78%	13.48%
Return After Taxes on Distributions	15.62%	12.38%
Return After Taxes on Distributions & Sale of Fund Shares	11.04%	10.93%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	16.15%	12.07%
*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

11

FEES AND EXPENSES OF THE ALLOCATION FUNDS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Fund Services.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) of Class A shares and redeem those shares within twelve months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “Fund Services.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[6]	If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

12

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	Conservative Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.30%	1.00%	1.00%	None
Other expenses*	2.94%	2.89%	2.89%	2.89%
Total operating expenses	3.44%	4.09%	4.09%	3.09%
Less fee waiver/expense reimbursement**	(2.94)%	(2.89)%	(2.89)%	(2.89)%
Net operating expenses	0.50%	1.20%	1.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Funds)***	0.83%	0.83%	0.83%	0.83%
Net operating expenses and Acquired Fund Fees and Expenses (Underlying Funds)	1.33%	2.03%	2.03%	1.03%
	Moderate Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.30%	1.00%	1.00%	None
Other expenses*	1.40%	1.33%	1.33%	1.33%
Total operating expenses	1.90%	2.53%	2.53%	1.53%
Less fee waiver/expense reimbursement**	(1.40)%	(1.33)%	(1.33)%	(1.33)%
Net operating expenses	0.50%	1.20%	1.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Funds)***	1.00%	1.00%	1.00%	1.00%
Net operating expenses and Acquired Fund Fees and Expenses (Underlying Funds)	1.50%	2.20%	2.20%	1.20%
	Moderate-Plus Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.30%	1.00%	1.00%	None
Other expenses*	0.93%	0.85%	0.85%	0.85%
Total operating expenses	1.43%	2.05%	2.05%	1.05%
Less fee waiver/expense reimbursement**	(0.93)%	(0.85)%	(0.85)%	(0.85)%
Net operating expenses	0.50%	1.20%	1.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Funds)***	1.12%	1.12%	1.12%	1.12%
Net operating expenses and Acquired Fund Fees and Expenses (Underlying Funds)	1.62%	2.32%	2.32%	1.32%
	Aggressive Allocation Fund
	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.30%	1.00%	1.00%	None
Other expenses*	1.69%	1.64%	1.64%	1.64%
Total operating expenses	2.19%	2.84%	2.84%	1.84%
Less fee waiver/expense reimbursement**	(1.69)%	(1.64)%	(1.64)%	(1.64)%
Net operating expenses	0.50%	1.20%	1.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Funds)***	1.22%	1.22%	1.22%	1.22%
Net operating expenses and Acquired Fund Fees and Expenses (Underlying Funds)	1.72%	2.42%	2.42%	1.42%
*	The “Other Expenses” of the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund are based on each fund’s last fiscal year annualized. The “Other Expenses” of the Moderate-Plus Allocation Fund are based on expenses incurred by the fund during the last fiscal year restated to reflect current expenses.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each fund through February 28, 2008 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, expenses of Underlying Funds in which the funds invest, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement” in the prospectus.
***	The fund invests in shares of Underlying Funds. Therefore, the fund will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Funds and the investment return of the fund will be reduced by each Underlying Fund’s expenses.

13

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds. It does not show certain indirect costs of investing.

The example assumes that:

•	You invest $10,000 in a fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses (and the expenses of the Underlying Funds incurred indirectly) remain the same; and

•	The expense limitation agreement currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. The total expenses will vary depending on, among other things, the allocation of a fund’s assets among Underlying Funds. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Conservative Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$604	$706	$206	$306	$206	$105
3 years	$1,453	$1,620	$1,220	$1,220	$1,220	$929
5 years	$2,315	$2,436	$2,236	$2,236	$2,236	$1,771
10 years	$4,526	$4,653	$4,653	$4,782	$4,782	$3,956

	Moderate Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$620	$723	$223	$323	$223	$122
3 years	$1,204	$1,360	$960	$960	$960	$661
5 years	$1,813	$1,918	$1,718	$1,718	$1,718	$1,226
10 years	$3,450	$3,572	$3,572	$3,713	$3,713	$2,766

	Moderate-Plus Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$632	$735	$235	$335	$235	$134
3 years	$1,146	$1,298	$898	$898	$898	$597
5 years	$1,687	$1,786	$1,586	$1,586	$1,586	$1,087
10 years	$3,157	$3,274	$3,274	$3,417	$3,417	$2,436

	Aggressive Allocation Fund
	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$642	$745	$245	$345	$245	$145
3 years	$1,323	$1,486	$1,086	$1,086	$1,086	$791
5 years	$2,027	$2,143	$1,943	$1,943	$1,943	$1,462
10 years	$3,886	$4,017	$4,017	$4,156	$4,156	$3,259
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

14

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each fund follows a distinct set of investment strategies. To the extent a fund invests in Underlying Funds that invest primarily in equity securities, the performance of the fund will be subject to the risks of investing in equity securities. To the extent a fund invests in Underlying Funds that invest primarily in fixed income securities, the performance of the fund will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. To the extent a fund invests in Underlying Funds that invest primarily in foreign securities, the performance of the fund will be subject to the risks of investing in foreign securities.

The funds also may hold cash or cash equivalents (instead of being allocated to an Underlying Fund) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a fund take this action, it may not achieve its investment objective. The funds also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Funds have principal investment strategies that come with inherent risks. Certain Underlying Funds may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Fund’s principal risks are described in more detail in the Underlying Fund’s prospectus.

General Risks of Underlying Funds

Each of the Underlying Funds may be subject to certain general investment risks, as discussed below.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

Leveraging Risk.  When a fund borrows money or otherwise leverages its holdings, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. The Underlying Fund may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk.  The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a fund.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Some of the Underlying Funds employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Underlying Fund. Because each sub-adviser directs the trading for its own portion of the Underlying Fund, and does not aggregate its transactions with those of the other sub-advisers, the Underlying Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Portfolio Management Risk.  The risk that the strategies used by the Underlying Funds’ Sub-advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of fund securities may result in the recognition of capital gain, which can create adverse tax results on shareholders. Depending on the frequency of sales, any such net gain will likely be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Securities Lending Risk.  For purposes of realizing additional income, each Underlying Fund may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

15

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Sub-Adviser Selection Risk.  The risk that the process for selecting or replacing a Sub-adviser for an Underlying Fund and the decision to select or replace a Sub-adviser does not produce the intended result.

Risks of Equity Investments

Each fund may invest a portion of its assets in Underlying Funds that emphasize investments in equity securities. Therefore, as an investor in a fund, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus and Moderate Allocation Funds will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation Fund. The risks of investing in equity securities include:

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of an Underlying Fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Initial Public Offering (“IPO”) Risk — A fund that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a fund may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A fund’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the fund will receive an allocation of shares. To the extent a fund invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

•

Investment Style Risk — The sub-advisers to the Underlying Funds may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Fund. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Fund’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Funds that invest in small and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risks of Fixed Income Investments

Each fund may invest a portion of its assets in Underlying Funds that invest primarily in debt securities. Therefore, as an investor in a fund, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Fund’s investment strategies. In addition to bonds, debt securities also include money market instruments.

16

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

In general, the performance of the Conservative Allocation and Moderate Allocation Funds will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation and Moderate-Plus Allocation Funds. The risks of investing in fixed income securities include:

•

Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — An Underlying Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of an Underlying Fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•

Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Lower Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk) — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage- related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a collateralized mortgage obligation held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

17

INFORMATION REGARDING THE UNDERLYING FUNDS

The following is additional information regarding the Underlying Funds. If you would like more information about the Underlying Funds, the Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the Funds at:

AXA Enterprise Funds Trust

AXA Enterprise Multimanager Funds Trust

The Enterprise Group of Funds, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
AXA Enterprise Multimanager Core Bond Fund	Seeks a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Fund may purchase bonds of any maturity, but generally the fund’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently, approximately 4.46 years).

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Government Securities Fund	Seeks current income and safety of principal.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Sub-adviser generally seeks to maintain a duration within 1.5 years of that of the Lehman Brothers U.S. Treasury Index, which had a duration of approximately 4.95 years as of December 31, 2006.	• Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

18

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Short Duration Bond Fund	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. The Fund seeks to maintain a high level of share price stability by keeping the average duration of the overall portfolio between one year and three years.

•   Credit/Default Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Money Market Fund	Seeks highest possible level of current income consistent with preservation of capital and liquidity.	Under normal circumstances, the Fund intends to invest only in short-term, high quality U.S. dollar denominated securities. The Sub-adviser will actively manage the Fund’s average maturity based on current interest rates and its outlook on the market.	• Banking Industry Sector Risk • Credit/Default Risk • Foreign Investing Risk • Interest Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
LARGE CAP EQUITIES
AXA Enterprise Multimanager Growth Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies. The Sub-advisers use an investment style that emphasizes companies with strong earnings growth.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise Multimanager Core Equity Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including at least 65% of its total assets in equity securities of U.S. large capitalization companies. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Enterprise Multimanager Value Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies. The Sub-advisers use an investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

19

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Capital Appreciation Fund	Seeks maximum capital appreciation.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Sub-adviser selects for their long-term growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Deep Value Fund	Seeks total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Sub-adviser believes are undervalued. The Sub-adviser utilizes a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Equity Fund	Seeks long-term capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Sub-adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

20

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Equity Income Fund	Seeks above average and consistent total return through a combination of growth and income investing.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. The Sub-adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small- and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Growth Fund	Seeks capital appreciation.	Under normal circumstances, the Fund invests primarily in equity securities of U.S. large capitalization companies.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small- and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Growth and Income Fund	Seeks total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Fund intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. The Sub-adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Sub-adviser’s assessment of what the security is worth) and its market price, with the aim of constructing a portfolio of stocks with attractive price and value characteristics.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small- and Mid-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Large Cap Growth Fund	Seeks capital appreciation.	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. The Sub-Adviser’s investment philosophy is to invest in companies it believes will be beneficiaries of change and are likely to exceed investor expectations. It is anticipated that in managing the assets of the Fund, the sub-adviser will create a concentrated portfolio of 20-35 holdings of large capitalization companies with growth characteristics, which it believes will provide superior rates of return over time, as compared to the Russell 1000 Growth Index.	• Equity Risk • Investment Style Risk • Issuer Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small- and Mid-Capitalization Risk • Sub-Adviser Selection Risk

21

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
AXA Enterprise High-Yield Bond Fund	Seeks maximum current income.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Sub-adviser is not required to maintain the Fund’s duration within any particular range and actively manages the Fund’s duration based on the Sub-adviser’s view of the market and interest rates.

•   Below Investment Grade Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

SMALL/MID CAP EQUITIES
AXA Enterprise Multimanager Mid Cap Growth Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

AXA Enterprise Multimanager Mid Cap Value Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

22

INFORMATION REGARDING THE UNDERLYING FUNDS (cont’d)

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Small Company Growth Fund	Seeks capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Sub-adviser utilizes an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Small-Capitalization Risk • Sub-Adviser Selection Risk
AXA Enterprise Small Company Value Fund	Seeks maximum capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Sub-adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements.	• Equity Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Small-Capitalization Risk • Sub-Adviser Selection Risk
INTERNATIONAL EQUITIES
AXA Enterprise Multimanager International Equity Fund	Seeks long-term growth of capital.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.).

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Enterprise International Growth Fund	Seeks capital appreciation.	Under normal circumstances, the Fund intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes are positioned for capital appreciation.

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

23

MANAGEMENT TEAM

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each Allocation Fund. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the Allocation Funds. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each Allocation Fund and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each Allocation Fund, AXA Equitable will periodically establish specific percentage targets for each asset class and asset category and identify the specific and each Underlying Funds to be held by an Allocation Fund using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Funds, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each fund’s holdings as deemed necessary to bring the asset allocation of a fund back into alignment with its asset allocation range.

A committee of AXA FMG investment personnel manages each Allocation Fund.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU

Mr. Kozlowksi has served as Vice President of AXA Financial from February 2001 to present and as Chief Financial Officer of the Trust and other investment companies managed by AXA Equitable. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He is responsible for portfolio administration, accounting and product development and has had day-to-day portfolio management responsibilities since 2003.

Kenneth B. Beitler, CFA®

Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has also served as Vice President of the Trust and other investment companies managed by AXA Equitable since 2001. He is responsible for portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities since 2003.

Alwi Chan

Mr. Chan has served as Assistant Vice President of AXA Equitable from November 2005 to present. From December 2002 to October 2005 he served as Senior Investment Analyst of AXA Financial. Mr. Chan served as a Senior Financial Analyst at the General Account Investment Group of AXA Equitable from June 1999 to November 2002. Mr.Chan assists in portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities since 2003.

Xavier Poutas	Mr. Poutas joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003 he was a senior auditor with AXA Internal Audit. Prior to 2002, Mr. Poutas held several positions within the AXA Group. Mr. Poutas is responsible for assisting in portfolio analysis and portfolio performance evaluation with respect to the Allocation Funds.

Mr. Kozlowski and Mr. Beitler serve as the lead managers of the committee with joint and primary responsibility for day-to-day management of the funds. Information about each lead manager’s compensation, other accounts they manage and their ownership of securities in the funds is available in the Trust’s SAI.

A discussion regarding the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2006.

24

MANAGEMENT TEAM (cont’d)

Management Fees

Each fund pays a fee to AXA Equitable for management services. For the fiscal year ended October 31, 2006, each fund paid a fee at an annual rate of 0.20% of the average daily net assets of the fund. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; fund accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Allocation Fund pays AXA Equitable a fee at an annual rate of 0.15% of the Allocation Fund’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Fund, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Funds and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a fund. In this connection, the Manager’s selection of Underlying Funds may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until February 28, 2008 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each Allocation Fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the Allocation Funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, expenses of the Underlying Funds, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Allocation Fund’s business), are limited to 0.50% for Class A shares, 1.20% for Class B shares, 1.20% for Class C shares, and 0.20% for Class Y shares.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments or waivers made, the fund will be charged such lower expenses.

25

FUND SERVICES

Investing in the Funds

Choosing a Share Class

Each fund offers Class A, Class B, Class C and Class Y shares to the public. These funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers & Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds as well as additional information regarding each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class Y
• Availability?	• Generally available through most investment dealers.	• Available only to investors making a single purchase of less than $100,000.	• Available only to investors making a single purchase of less than $1,000,000.	• Available only to certain types of investors purchasing $1,000,000 or more.
• Initial Sales Charge?

•   Yes, payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs) or if you invest $1,000,000

		• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.

26

FUND SERVICES

Investing in the Funds (cont’d)

	Class A	Class B	Class C	Class Y
or more in Class A shares, no initial sales charge applies to those shares. See “Fund Services — How Sales Charges are Calculated.”
• Contingent Deferred Sales Charge (“CDSC”)?

•  No. (However, under certain circumstances, we will charge a CDSC if you sell shares within twelve months of purchasing them and you did not pay an initial sales charge on such purchase. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services — How Sales Charges are Calculated.”)

		• Yes, payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes, payable if you redeem your shares within one year of purchase.	• No.
• Distribution and Service Fees?	• 0.05% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.

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FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the AXA Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans qualified under Sections 401, 403, 414, or 457 of the Internal Revenue Code and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) of Class A shares and redeem those shares within 12 months of the end of the calendar months of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

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FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gains distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

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FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee (not subject to $1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer (not subject to $1,000,000 minimum investment amount);

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted in the Prospectus, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.05% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. Because these distribution fees are paid out of the funds’ assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more over time than paying the front-end sales charge on Class A shares.

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FUND SERVICES

How Sales Charges are Calculated (cont’d)

From time to time, the Distributor also may accept financial support from sub-advisers for marketing, education and training programs.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fund Fees and Expenses.”

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the funds may differ depending on the fund and are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

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FUND SERVICES

How Sales Charges are Calculated (cont’d)

You can find further information in the SAI about the payments made by the Distributor and its affiliates and services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

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FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by related parties of the shareholder, such as immediate family members; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•	Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•	Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings of a particular fund at the time of the additional purchase calculated at the then applicable net asset value per share or initial purchase price less any redemption, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the Class A sales charges table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of broker dealers and other intermediaries that have entered into selling or service arrangements with the Manager or the Distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Manager’s employees;

•	Clients of fee-based/fee-only financial advisors; and

•	State-sponsored Texas 529 qualified tuition savings plan.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

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Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•

Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), Roth IRAs under IRC Section 408(a), Coverdell ESAs, participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•

Redemptions through a systematic withdrawal plan for applicable share classes (however, for Class B shares the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Multimanager Funds Trust. Check the SAI for details.

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I t’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$ 250	$50
Automatic Bank Draft Plan	$ 250	$50**
Certain fee-based programs with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	No minimum requirement.	No minimum requirement.
Coverdell Education Savings Accounts	$ 250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B or Class C shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-432-4320. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. The fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV, on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

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Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•  Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•  Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•  Mail the check with your completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street
Kansas City, Missouri 64105

•  Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•  Visit www.axaenterprise.com to add shares to your account by wire.

•  Instruct your bank to transfer funds to State Street Bank & Trust ABA # 011000028,
Account # 99047144, Attn: Custody.

•  Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•  Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment, and $50 minimum subsequently).

•  Send a check marked “Void” or a deposit slip from your bank account with your application.

•  Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an ACH Form. A signature guarantee may be required to add this privilege.

•  Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

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Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.” In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•  Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•  Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and in particular, the section on signature guarantees).

•  The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•  Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

•  Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•  Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•  Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•  If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to AXA Enterprise Shareholder Services.

•  Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•  Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•  Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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By Telephone

•  If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•  If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•  Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

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Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A medallion guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A medallion guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•  The signature on the letter must include all trustees authorized to sign, including title.

•  If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•  Medallion guarantee, if applicable (see above).

Power of Attorney (POA)

•  The signatures on the letter must include the attorney-in-fact, indicating such title.

•  Medallion guarantee, if applicable (see above).

•  Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

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Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc., series of mutual funds for which AXA Equitable or Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, serves as the investment manager and for which AXA Equitable or Enterprise Capital has retained one or more sub-advisers to provide day-to-day management, without paying a sales charge or a CDSC. Shares of each AXA Enterprise Fund also may be acquired in exchange for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or CDSC. For more information about any AXA Enterprise Fund that is not described in this prospectus, including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized. In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•  Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•  The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•  Mail your request to:

AXAEnterprise Shareholder Services P.O.Box 219731 KansasCity, MO 64121-9731
By Telephone

•  If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•  If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•  Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

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Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent exchanges or purchases and redemptions of AXA Enterprise Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the AXA Enterprise Funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the AXA Enterprise Funds discourage frequent exchanges and purchases and redemptions of AXA Enterprise Fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in AXA Enterprise Fund shares. As a general matter, each AXA Enterprise Fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Enterprise Fund’s other shareholders or would disrupt the management of the AXA Enterprise Fund.

The Trust’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply such policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s exchange or purchase and redemption patterns involving the AXA Enterprise Funds are disruptive to the AXA Enterprise Funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently considers exchanges into and out of (or vice versa) an AXA Enterprise Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

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In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions described below) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The AXA Enterprise Funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The AXA Enterprise Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The AXA Enterprise Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the AXA Enterprise Funds will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions:

2. Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plans;

3. Shares redeemed or exchanged through rebalancing, or asset reallocation, wrap fee, omnibus or other program approved by AXA Equitable; and

4. Shares redeemed by an AXA Enterprise Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions placed on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

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How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to the following schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us, the Transfer Agent or an approved financial intermediary.

•

Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•

An Underlying Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Shares of the Underlying Funds held by the funds are valued at their net asset value. Generally, portfolio securities held by the Underlying Funds are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees or directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities — shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the fund’s board of trustees or directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the fund’s calculation of net asset values for each applicable fund when the fund’s board of trustees or directors deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

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The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees or directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive income dividends in cash while reinvesting distributions from net capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Trust in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gain (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan and except for “exempt-interest dividends” described in the following section). Distributions derived from the excess of net short-term capital gain over net long-term capital loss or net investment income are taxable at ordinary income tax rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

If you receive more than $10 in a year in taxable distributions from a fund, you will receive a Form 1099 in January of the following year to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions and redemption proceeds you receive.

44

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the AXA Enterprise Funds for each class (except Class Y) in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class of one or more of the AXA Enterprise Funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to the AXA Enterprise Money Market Fund dividends invested in another AXA Enterprise Fund, which may be subject to a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Enterprise Fund, subject to the eligibility requirements of that other AXA Enterprise Fund and to state securities law requirements. Shares will be purchased at the selected AXA Enterprise Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

AXA Enterprise Funds have an automatic exchange plan under which shares of a class of an AXA Enterprise Fund are automatically exchanged each month for shares for the same class of other AXA Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any AXA Enterprise Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Manager. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you

45

FUND SERVICES

purchased shares at net asset value. The AXA Enterprise Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The AXA Enterprise Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The AXA Enterprise Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the AXA Enterprise Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

AXA Enterprise Funds-Related Web Site

Visit www.axaenterprise.com to review your account balance and recent transaction, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell AXA Enterprise Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the AXA Enterprise Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the AXA Enterprise Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The AXA Enterprise Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from AXA Equitable or its affiliates and certain Processing Organizations may receive compensation from the AXA Enterprise Funds for shareholder recordkeeping and similar services.

46

DESCRIPTION OF BENCHMARKS

Broad-based securities are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investment cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard & Poor’s to be representative of the larger capitalization portion of the U.S. Stock Market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and BBB-or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

47

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Allocation Funds’ financial performance for the periods shown. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The financial information in the tables below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA ENTERPRISE CONSERVATIVE ALLOCATION FUND

	Class A		Class B			Class C			Class Y
	Year Ended October 31, 2006(c)	January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)
Net asset value, beginning of period	$10.07	$10.00	$10.04		$10.00	$10.04		$10.00	$10.10		$10.00

Income (loss) from investment operations:
Net investment income	0.31	0.20	0.25		0.15	0.25		0.15	0.35		0.23
Net realized and unrealized gain (loss) on investments	0.31	(0.13)	0.30		(0.11)	0.30		(0.11)	0.31		(0.13)

Total from investment operations	0.62	0.07	0.55		0.04	0.55		0.04	0.66		0.10

Less distributions:
Dividends from net investment income	(0.15)	—	(0.09)		—	(0.09)		—	(0.20)		—
Distributions from realized gains	(0.01)	—	(0.01)		—	(0.01)		—	(0.01)		—

Total dividends and distributions	(0.16)	—	(0.10)		—	(0.10)		—	(0.21)		—

Net asset value, end of period	$10.53	$10.07	$10.49		$10.04	$10.49		$10.04	$10.55		$10.10

Total return (b)†	6.26%	0.70%	5.58%		0.40%	5.58%		0.40%	6.63%		1.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,756	$1,650	$1,008		$449	$767		$493	$11		$10
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.57%	0.75%	1.22%		1.30%	1.22	%(g)	1.30%	0.22	%(g)	0.30%
Before waivers and reimbursements (a)	3.44%	12.44%	4.09	%(g)	12.99%	4.09%		12.99%	3.09	%(g)	11.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.06%	2.42%	2.42%		1.87%	2.44%		1.87%	3.44%		2.87%
Before waivers and reimbursements (a)	0.19%	(9.27)%	(0.48)%		(9.82)%	(0.42)%		(9.82)%	0.57%		(8.82)%
Portfolio turnover rate (d)	41%	25%	41%		25%	41%		25%	41%		25%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.29	$0.95	$0.30		$0.95	$0.29		$0.95	$0.29		$0.95

48

AXA ENTERPRISE MODERATE ALLOCATION FUND

	Class A			Class B		Class C			Class Y
	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)	January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)
Net asset value, beginning of period	$10.17		$10.00	$10.13	$10.00	$10.14		$10.00	$10.21		$10.00

Income from investment operations:
Net investment income	0.18		0.10	0.12	0.05	0.12		0.05	0.21		0.13
Net realized and unrealized gain on investments	0.77		0.07	0.76	0.08	0.75		0.09	0.78		0.08

Total from investment operations	0.95		0.17	0.88	0.13	0.87		0.14	0.99		0.21

Less distributions:
Dividends from net investment income	(0.15)		—	(0.09)	—	(0.09)		—	(0.20)		—
Distributions from realized gains	(0.05)		—	(0.05)	—	(0.05)		—	(0.05)		—

Total dividends and distributions	(0.20)		—	(0.14)	—	(0.14)		—	(0.25)		—

Redemption Fees	—	#	—	—	—	—	#	—	—		—

Net asset value, end of period	$10.92		$10.17	$10.87	$10.13	$10.87		$10.14	$10.95		$10.21

Total return (b)†	9.52%		1.70%	8.85%	1.30%	8.74%		1.40%	9.99%		2.10%

Ratios/Supplemental Data:
Net assets, end of period (000's)	$16,130		$4,413	$5,599	$3,309	$3,364		$1,136	$106		$10
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.60	%(g)	0.75%	1.23%	1.30%	1.23%		1.30%	0.23	%(g)	0.30%
Before waivers and reimbursements (a)	1.90%		4.31%	2.53%	4.86%	2.53	%(g)	4.86%	1.53	%(g)	3.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.76%		1.17%	1.19%	0.62%	1.19%		0.62%	2.01%		1.62%
Before waivers and reimbursements (a)	0.43%		(2.39)%	(0.12)%	(2.94)%	(0.12)%		(2.94)%	0.74%		(1.94)%
Portfolio turnover rate (d)	27%		52%	27%	52%	27%		52%	27%		52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.14		$0.29	$0.14	$0.29	$0.14		$0.29	$0.13		$0.29

49

AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND(e)

	Class A							Class B
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)	Year Ended December 31,			Year Ended October 31,				Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(f)(g)			2003(c)	2002(c)	2001(c)	2006(c)		2005(c)(f)(g)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$7.24	$6.72		$6.61	$5.54	$7.08	$8.03	$7.05		$6.54		$6.46	$5.42	$6.96	$7.93

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07		0.03	0.04	0.01	(0.01)	0.04		0.03		— #	0.01	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.92	0.51		0.08	1.09	(1.55)	(0.94)	0.89		0.50		0.08	1.05	(1.52)	(0.92)

Total from investment operations	1.00	0.58		0.11	1.13	(1.54)	(0.95)	0.93		0.53		0.08	1.06	(1.54)	(0.97)

Less distributions:
Dividends from net investment income	(0.14)	(0.06)		—	(0.06)	—	—	(0.10)		(0.02)		—	(0.02)	—	—

Redemption fees	— #	—	#	— #	—	—	—	—	#	—	#	— #	—	—	—

Net asset value, end of period	$8.10	$7.24		$6.72	$6.61	$5.54	$7.08	$7.88		$7.05		$6.54	$6.46	$5.42	$6.96

Total return (b)†	14.03%	8.61%		1.66%	20.35%	(21.75)%	(11.83)%	13.29%		8.08%		1.24%	19.59%	(22.13)%	(12.23)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,074	$61,429		$61,415	$57,797	$47,471	$82,109	$39,083		$42,238		$53,200	$65,876	$61,098	$93,248
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.60%	1.18%		1.45%	1.45%	1.49%	1.50%	1.22	%(g)	1.73%		2.00%	2.00%	2.03%	2.05%
After waivers, reimbursements and fees paid indirectly (a)	0.55%	1.09%		N/A	N/A	N/A	N/A	1.17%		1.64%		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	1.43%	1.77%		1.76%	1.78%	1.73%	1.58%	2.05	%(g)	2.32%		2.31%	2.33%	2.28%	2.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.01%	0.90%		0.59%	0.67%	0.24%	(0.08)%	0.45%		0.35%		0.04%	0.14%	(0.30)%	(0.63)%
After waivers, reimbursements and fees paid indirectly (a)	1.06%	0.99%		N/A	N/A	N/A	N/A	0.52%		0.44%		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	0.18%	0.31%		0.28%	0.34%	0.00%	(0.16)%	(0.34)%		(0.24)%		(0.27)%	(0.19)%	(0.55)%	(0.71)%
Portfolio turnover rate (d)	21%	153	%(h)	53%	78%	88%	130%	21%		153	%(h)	53%	78%	88%	130%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	$0.04		* *	* *	* *	* *	$0.06		$0.04		* *	* *	* *	* *

50

	Class C								Class Y
	Year Ended October 31,				Ten Months Ended October 31, 2004(c)	Year Ended December 31,			Year Ended October 31,				Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)		2005(c)(f)(g)			2003(c)	2002(c)	2001(c)	2006(c)		2005(c)(f)(g)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$7.02		$6.52		$6.44	$5.41	$6.96	$7.93	$7.31		$6.79		$6.65	$5.57	$7.10	$8.01

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.03		— #	0.01	(0.02)	(0.05)	0.11		0.10		0.06	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.91		0.49		0.08	1.05	(1.53)	(0.92)	0.94		0.51		0.08	1.09	(1.55)	(0.94)

Total from investment operations	0.94		0.52		0.08	1.06	(1.55)	(0.97)	1.05		0.61		0.14	1.16	(1.53)	(0.91)

Less distributions:
Dividends from net investment income	(0.10)		(0.02)		—	(0.03)	—	—	(0.18)		(0.09)		—	(0.08)	—	—

Redemption fees	—		—	#	— #	—	—	—	—		—	#	— #	—	—	—

Net asset value, end of period	$7.86		$7.02		$6.52	$6.44	$5.41	$6.96	$8.18		$7.31		$6.79	$6.65	$5.57	$7.10

Total return (b)†	13.49%		7.95%		1.24%	19.59%	(22.27)%	(12.23)%	14.57%		9.05%		2.11%	20.91%	(21.55)%	(11.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,975		$7,141		$6,732	$6,149	$3,513	$5,597	$450		$307		$381	$374	$172	$43,417
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.22%		1.73%		2.00%	2.00%	2.04%	2.05%	0.22	%(g)	0.73%		1.00%	1.00%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	1.17%		1.64%		N/A	N/A	N/A	N/A	0.17%		0.64%		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.05	%(g)	2.32%		2.31%	2.33%	2.28%	2.13%	1.05%		1.32%		1.31%	1.33%	1.20%	1.13%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.38%		0.35%		0.04%	0.09%	(0.31)%	(0.63)%	1.41%		1.35%		1.04%	1.10%	0.28%	0.37%
After waivers, reimbursements and fees paid indirectly (a)	0.44%		0.44%		N/A	N/A	N/A	N/A	1.47%		1.44%		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.45)%		(0.24)%		(0.27)%	(0.24)%	(0.55)%	(0.71)%	0.59%		0.76%		0.73%	0.77%	0.13%	0.29%
Portfolio turnover rate (d)	21%		153	%(h)	53%	78%	88%	130%	21%		153	%(h)	53%	78%	88%	130%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		$0.04		* *	* *	* *	* *	$0.06		$0.04		* *	* *	* *	* *

51

AXA ENTERPRISE AGGRESSIVE ALLOCATION FUND

	Class A		Class B		Class C		Class Y
	Year Ended October 31, 2006(c)	January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)	January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)	January 10, 2005* to October 31, 2005(c)(g)	Year Ended October 31, 2006(c)		January 10, 2005* to October 31, 2005(c)(g)
Net asset value, beginning of period	$10.46	$10.00	$10.42	$10.00	$10.41	$10.00	$10.49		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.06)	(0.08)	(0.06)	(0.08)	0.02		— #
Net realized and unrealized gain on investments	1.74	0.49	1.74	0.50	1.73	0.49	1.78		0.49

Total from investment operations	1.75	0.46	1.68	0.42	1.67	0.41	1.80		0.49

Less distributions:
Dividends from net investment income	(0.19)	—	(0.13)	—	(0.13)	—	(0.24)		—
Distributions from realized gains	(0.06)	—	(0.06)	—	(0.06)	—	(0.06)		—

Total dividends and distributions	(0.25)	—	(0.19)	—	(0.19)	—	(0.30)		—

Redemption Fees					— #	—	—		—

Net asset value, end of period	$11.96	$10.46	$11.91	$10.42	$11.89	$10.41	$11.99		$10.49

Total return (b)†	16.90%	4.60%	16.21%	4.20%	16.13%	4.10%	17.39%		4.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,587	$2,746	$4,924	$1,216	$4,431	$1,188	$208		$12
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.57%	0.75%	1.22%	1.30%	1.22%	1.30%	0.22	%(g)	0.30%
Before waivers and reimbursements (a)	2.19%	7.10%	2.84%	7.65%	2.84%	7.65%	1.84	%(g)	6.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.08%	(0.40)%	(0.53)%	(0.95)%	(0.51)%	(0.95)%	0.21%		0.05%
Before waivers and reimbursements (a)	(1.54)%	(6.75)%	(2.15)%	(7.30)%	(2.14)%	(7.30)%	(1.40)%		(6.30)%
Portfolio turnover rate (d)	19%	68%	19%	68%	19%	68%	19%		68%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.18	$0.53	$0.18	$0.53	$0.18	$0.53	$0.18		$0.53

*	Commencement of operations.
**	Prior to October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B, Class C and Class P do not include sales charges.
(a)	Ratios for periods of less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on daily average shares outstanding.
(d)	Portfolio turnover rate for periods less than one year are not annualized.
(e)	On June 3, 2005, the Fund received, through a merger, the assets and liabilities of the Enterprise Managed Fund. The information from January 1, 2000 through October 31, 2004 is that of the predecessor Enterprise Managed Fund. Information for the year ended October 31, 2005 includes the results of the operations of the predecessor Enterprise Managed Fund from November 1, 2004 through June 3, 2005.
(f)	The ratios shown are Effective Ratios. During the period when the fund was the Enterprise Managed Fund, the expense limitations were 1.45%, 2.00%, 2.00, and 1.00% for Class A, Class B, Class C, and Class Y, respectively. During the period when the fund was AXA Enterprise Moderate-Plus Allocation Fund, the expense limitations were 0.75%, 1.30%, 1.30%, and 0.30% for Class A, Class B, Class C, and Class Y, respectively.
(g)	Reflects overall fund ratios adjusted for class specific expenses.
(h)	Reflects purchases and sales from change in investment strategy due to reorganization.

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If you would like more information about the funds, the following documents are available free upon request and on the funds’ website at www.axenterprise.com.

Annual and Semi-Annual Report — Includes more information about the funds’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Portfolio Holdings Disclosure — A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available (i) in the funds’ SAI; and (ii) on the fund’s website.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Distributor at:

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

100 F Street N.E.

Washington, D.C. 20549-0102

AXA Enterprise Multimanager Funds

AXA Enterprise Allocation Funds

AXA Enterprise Conservative Allocation Fund

AXA Enterprise Moderate Allocation Fund

AXA Enterprise Moderate-Plus Allocation Fund

AXA Enterprise Aggressive Allocation Fund

(Investment Company Act File No. 811-10507)

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2007

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

AXA Enterprise Conservative Allocation Fund

AXA Enterprise Moderate Allocation Fund

AXA Enterprise Moderate-Plus Allocation Fund

AXA Enterprise Aggressive Allocation Fund

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Enterprise Multimanager Funds Trust (“Trust”) dated March 1, 2007, which may be obtained without charge by calling the Trust toll free at 1-800-432-4320 or writing the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. The Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2006 is hereby incorporated by reference into this SAI.

The audited financial statements for the fiscal year ended October 31, 2006, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request), filed electronically with the SEC on January 9, 2007 (File No. 811-10507), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Enterprise Multimanager Funds Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”)

The Trust currently consists of 13 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

This SAI relates to the following thirteen (13) funds: AXA Enterprise Conservative Allocation Fund (“Conservative Fund”), AXA Enterprise Moderate Allocation Fund (“Moderate Fund”), AXA Enterprise Moderate-Plus Allocation Fund (“Moderate-Plus Fund”), AXA Enterprise Aggressive Allocation Fund (“Aggressive Fund”) (collectively the “Allocation Funds”), AXA Enterprise Multimanager Growth Fund (“Growth Fund”), AXA Enterprise Multimanager Core Equity Fund (“Core Equity Fund”), AXA Enterprise Multimanager Value Fund (“Value Fund”), AXA Enterprise Multimanager Mid Cap Growth Fund (“Mid Cap Growth Fund”), AXA Enterprise Multimanager Mid Cap Value Fund (“Mid Cap Value Fund”), AXA Enterprise Multimanager International Equity Fund (“International Equity Fund”), AXA Enterprise Multimanager Technology Fund (“Technology Fund”), AXA Enterprise Multimanager Health Care Fund (“Health Care Fund”) and AXA Enterprise Multimanager Core Bond Fund (“Core Bond Fund”) (each, a “fund” and collectively, the “funds”).

Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of investments in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class A, B, C and P shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

THE FUNDS

Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Core Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in

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equity securities, including at least 65% of its total assets in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Mid Cap Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Mid Cap Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The fund may also invest up to 35% of its assets in securities of U.S. companies.

Technology Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic

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manufacturing services. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Fund.    The fund’s objective is to seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The fund may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

THE ALLOCATION FUNDS

Each Allocation Fund operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable or Enterprise Capital Management, Inc., an affiliate of AXA Equitable (the “Underlying Funds”). In addition to the fees directly associated with an Allocation Fund, an investor in that Fund will also indirectly bear the fees of the Underlying Funds in which the Allocation Fund invests. This SAI contains information about Underlying Funds that are series of the Trust. For additional information about Underlying Funds that are series of AXA Enterprise Funds Trust, please see the March 1, 2007 prospectus and statement of additional information of AXA Enterprise Funds Trust (1940 Act File No. 811-21695). For additional information about Underlying Funds that are series of The Enterprise Group of Funds, Inc., please see the March 1, 2007 prospectus and statement of additional information (1940 Act File No. 811-01582) of The Enterprise Group of Funds, Inc.

Conservative Allocation Fund.    The fund’s objective is to seek a high level of current income. The fund pursues its objective by investing approximately 80% of its assets in Underlying Funds that emphasize fixed income investments and approximately 20% of its assets in Underlying Funds that emphasize equity investments.

Moderate Allocation Fund.    The fund’s objective is to seek long-term capital appreciation and current income. The fund pursues its objective by investing approximately 50% of its assets in Underlying Funds that emphasize equity investments and approximately 50% of its assets in Underlying Funds that emphasize fixed income investments.

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Moderate-Plus Allocation Fund.    The fund’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The fund pursues its objective by investing approximately 70% of its assets in Underlying Funds that emphasize equity investments and approximately 30% of its assets in Underlying Funds that emphasize fixed income investments.

Aggressive Allocation Fund.    The fund’s objective is to seek long-term capital appreciation. The fund pursues its objective by investing approximately 90% of its assets in Underlying Funds that emphasize equity investments and approximately 10% of its assets in Underlying Funds that emphasize fixed income investments.

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund, except the Technology Fund and the Health Care Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: (1) mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery

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or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund will not invest more than 15% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund, except the Allocation Funds, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Core Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Technology Fund, Health Care Fund and Core Bond Fund each have a policy regarding how 80% of its assets will be invested, and none of these funds may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders.

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ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund, except the Allocation Funds, may engage in other types of investment strategies further described below. Each fund, except the Allocation Funds, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the fund’s own investment restrictions. The funds, except the Allocation Funds, that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Fund invests in shares of Underlying Funds and its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Funds. Accordingly, each Allocation Fund’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Funds, as described below, in direct proportion to the amount of assets each Allocation Fund allocates to the Underlying Funds utilizing such strategies.

Asset-Backed Securities.    (All funds) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating

7

agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Fund and Core Bond Fund) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Collateralized Debt Obligations.    (Core Bond Fund) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds

8

may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (Core Equity Fund, Mid Cap Growth Fund, International Equity Fund and Health Care Fund) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Non-Investment Grade Bonds.    (Technology Fund, Health Care Fund and Core Bond Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to

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changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All funds except Core Bond Fund) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

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Derivatives.    Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls.    (Core Bond Fund and Health Care Fund) In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All funds) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All funds) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal

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invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters (All funds) and Inverse Floaters (Core Bond Fund).    Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.     (All funds) A fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All funds) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All funds) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on

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foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All funds) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All funds) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts

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and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All funds) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging

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market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All funds) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

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The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    (All funds) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the

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relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All funds) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a

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fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on the records of the Sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Health Care Sector Risk.    (Health Care Fund, Mid Cap Growth Fund and Mid Cap Value Fund) The value of the Health Care Fund’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Fund) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or

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convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities.    (All funds) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are

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eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    (All funds) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a fund will treat such obligations as subject to the limit for illiquid investments for each fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All funds) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Fund invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing

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directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (All funds) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    (All funds) The funds may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    (All funds) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.    (Core Bond Fund) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse

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impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All funds) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the fund’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the

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mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage- backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Fund) The fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance

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of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Fund) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private user.

Options and Futures Transactions.    (Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Each fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on Securities.    (Value Fund, Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Value Fund, Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus,

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upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Value Fund, Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Value Fund, Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Core Bond Fund) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Mid Cap Growth Fund, Mid Cap Value Fund and Health Care Fund) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All funds) A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and

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simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Fund and Health Care Fund) Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Funds’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of

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any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.    (Value Fund, Mid Cap Growth Fund, Core Bond Fund and Health Care Fund) A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. For a short sale against the box, the fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds. Not more than 10% of the fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Short Term Investments.    (All funds) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    (Mid Cap Growth Fund, Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund) Each fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Core Bond Fund) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the

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underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (International Equity Fund, Core Bond Fund, Health Care Fund and Technology Fund) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Technology Fund) The value of the Technology Fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and

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services, short product cycles and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes.    (All funds) The funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    (All funds) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All funds) Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly,

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such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Depending on the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

The following risks apply to certain Underlying Funds that are eligible for investment by the Allocation Funds and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a fund to engage in foreign currency transactions designed to protect the value of the fund’s interests in securities denominated in such currencies. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

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Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a fund has purchased may reduce the fund’s yield. In addition, the fund is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A fund may treat such redeemable preferred stock as a fixed income security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the fund’s portfolio holdings information and to prevent the selective disclosure of such information. Each fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the funds’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Trust’s website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each fund to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the funds or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the funds; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the funds, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

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FMG is responsible for administering the release of portfolio holdings information with respect to the funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the funds’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the funds. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman, Enterprise Fund Distributors, Inc. and a director, 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	116	None

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Gerald C. Crotty c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (55)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	33	From 2002 to present, Director of Access Integrated Technologies, Inc.; from 2005 to present, Director of Jones Apparel Group, Inc.
Barry Hamerling c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (60)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	33	From 2005 to present, Trustee of Granum Series Trust — Granum Value Fund; from 1998 to present, Director of Ayco Charitable Foundation.
Cynthia R. Plouché c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (49)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	33	None
Rayman L. Solomon c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (59)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	33	None

*	Affiliated with the Funds’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Premier VIP Trust, AXA Enterprise Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional

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services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2006.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider shareholder nominees. The Nominating and Compensation Committee held five (5) meetings during the fiscal year ended October 31, 2006.

The Trust has a Valuation Committee consisting of Kenneth Beitler, Kenneth T. Kozlowski, Andrew S. Novak and Brian Walsh and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $10,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $500 for each regularly-scheduled and special Board meeting attended, (ii) $250 for each fund or Nominating and Compensation Committee meeting attended and (iii) $750 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended October 31, 2006*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**	None	None	None	None
Gerald C. Crotty	$16,750	None	None	$92,500
Barry Hamerling	$16,750	None	None	$92,500
Cynthia R. Plouché	$18,750	None	None	$100,000
Rayman L. Solomon	$18,250	None	None	$97,500

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of October 31, 2006, Mr. Hamerling, Mr. Solomon and Mr. Crotty had accrued $127,761.57, $11,362.68 and $17,156.49, respectively, (including interest) as deferred compensation from the Trust and AXA Premier VIP Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act). Mr. Joenk was not a Trustee prior to September 2004.

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 33 funds of 2 trusts in the fund complex.

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As of February 1, 2007, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the funds of the Trust or of funds overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Funds*		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies:
[Steven M. Joenk	$0		Over $100,000
Gerald C. Crotty	Growth Fund Mid Cap Growth Fund International Equity Fund Technology Fund	$1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$10,001-$50,000
Barry Hamerling	Mid Cap Value Fund International Equity Fund Money Market Fund	Over $100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Cynthia R. Plouché	Core Equity Fund Mid Cap Growth Fund International Equity Fund Health Care Fund Core Bond Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Rayman L. Solomon	Growth Fund Core Equity Fund Value Fund Mid Cap Growth Fund Mid Cap Value Fund International Equity Fund Technology Fund Health Care Fund Core Bond Fund	$1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$10,001-$50,000]

*	As of February , 2007

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable and/or Enterprise Fund Distributors, Inc. (“EFD”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (45)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from July 2004 to present, a director of Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President of AXA Financial.
Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York 10104 (38)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Vice President and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchins Asset Management.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (45)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (31)	Vice President and Assistant Secretary	From June 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley, Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zack Kosnitzky P.A.
Patricia Cox Atlanta Financial Center 3343 Peachtree Road, N.E. Suite 450 Atlanta, Georgia 30326 (48)	Vice President and Anti-Money Laundering (“AML”) Compliance Officer	From December 2005 to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Fund Distributors, Inc.; from May 1996 to September 2001, Vice President of Operations for Enterprise Fund Distributors, Inc.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President	From December 2005 to present	From August 2005 to present, Vice President of AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; Vice President, AXA Financial and AXA Equitable; from March 2004 to July 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable, from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (39)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From September 2005 to present, Vice President and Chief Compliance Officer of AXA Financial’s Funds Management Group; from February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003; Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.
Carla Price 1290 Avenue of the Americas, New York, New York 10104 (30)	Assistant Treasurer	From December 2006 to present	From February 2004 to present, Assistant Vice President of AXA Financial and AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Financial and AXA Equitable; from October 2000 to January 2003, Senior Fund Administrator of AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York (32)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, AllianceBernstein LP
Judy Guhring 1290 Avenue of the Americas, New York, New York (35)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2007, AXA Equitable held investments in each of the funds as follows. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. Shareholders owning 25% or more of the outstanding shares of a fund may be able to determine the outcome of most issues that are submitted to shareholders for vote.

Funds:	Percentage of Ownership:
Growth Fund	55.57%
Core Equity Fund	55.83%
Mid Cap Growth Fund	41.52%
Mid Cap Value Fund	37.43%
Health Care Fund	69.21%

To the Trust’s knowledge, as of February 1, 2007, the following persons were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any fund:

Shareholder	Fund	Shares Owned	% of Ownership
A.G. Edwards & Sons Inc. Ann Romano TTEE Ann Romano 2004 Family St. Louis, MO	Growth Fund-Class C	4,152.623	12.85%

A.G. Edwards & Sons Inc. FBO Kenneth J. Creed & Maureen Creed St. Louis, MO	Growth Fund-Class C	3,095.814	9.58%

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Shareholder	Fund	Shares Owned	% of Ownership
AXA Equitable Life Insurance Company Attn: Anthony Bruccoleri New York, NY	Core Equity Fund-Class A Core Equity Fund-Class B Core Equity Fund-Class C Core Equity Fund-Class Y	9,523.810 5,250.000 5,250.000 575,753.324	13.03% 15.24% 17.39% 95.80%
	Growth Fund-Class A Growth Fund-Class B Growth Fund Class C Growth Fund-Class Y	10,559.662 5,250.000 5,250.000 574,723.684	11.10% 12.99% 16.24% 94.03%
	Value Fund-Class A Value Fund-Class B Value Fund-Class C Value Fund-Class Y	8,680.556 5,250.000 5,250.000 576,606.958	5.17% 5.85% 9.63% 15.45%
	Mid Cap Growth Fund-Class B Mid Cap Growth Fund-Class C Mid Cap Growth Fund-Class Y	5,250.000 5,250.000 574,723.684	6.35% 9.17% 91.78%
	Mid Cap Value Fund-Class B Mid Cap Value Fund-Class C Mid Cap Value Fund-Class Y	5,250.000 5,250.000 576,724.851	5.66% 9.12% 84.18%
	International Equity Fund-Class Y	576,992.362	24.83%
	Technology Fund-Class P	5,250.000	5.42%
	Technology Fund-Class Y	574,734.753	91.15%
	Health Care Fund-Class A Health Care Fund-Class B Health Care Fund-Class C Health Care Fund-Class Y	9,115.770 5,250.000 5,250.000 576,183.817	11.54% 17.41% 22.92% 98.21%
	Core Bond Fund-Class Y	2,463,489.216	53.92%
	Conservative Fund-Class Y	1,000.000	99.75%
	Moderate Fund-Class Y	1,000.000	13.33%
	Aggressive Fund-Class Y	1,000,000	5.43%

Bassett, Elaine H. Ponte Vedra, FL	Conservative Fund-Class B	7,352.923	7.37%

BISYS Retirement Services FBO Enterprise Capital Management, Inc. Denver, CO	Aggressive Fund-Class Y Moderate-Plus Fund-Class Y	15,485.419 13,901.144	84.11% 24.88%

BISYS Retirement Services FBO Atkinson Dyer Watson Architects Denver, CO	Aggressive Fund-Class A	66,226.973	5.20%

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Shareholder	Fund	Shares Owned	% of Ownership

Burns, Rita M. Pittsburgh, PA	Growth Fund-Class C	1,751.568	5.42%

Carnahan, Keith & Carolyn El Paso, TX	Core Equity Fund-Class B	2,223.102	6.45%

Doris Ann Nash TTEE DA Enterprises Inc. Defined Benefit Plan & Trust Cornelius, NC	Value Fund-Class C Mid Cap Value Fund-Class C	7,108.101 6,952.026	13.04% 12.08%

Edward D. Jones & Co. Tippett Eye Care PC FBO Timothy K. Tippett Evans, GA	Core Equity Fund-Class B	1,805.796	5.24%

First Clearing Corporation Custodian for Michael L. Easler SEP IRA Fenton, MI	Mid Cap Value Fund-Class C	3,067.325	5.33%

LPL Financial Services San Diego, CA	International Equity Fund-Class P Mid Cap Growth Fund-Class P	15,304.609 25,978.676	5.42% 6.07%

MCB Trust Services Agent TTEE Frontier Trust Co. Pinkerton Financial Corp. Fargo, ND	International Equity Fund-Class C Value Fund-Class C	7,164.378 3,204.730	6.74% 5.88%

MDM Cardiology Associates TTEE MDM Cardiology Associates Hialeah, FL	Core Equity Fund-Class P Health Care Fund-Class P	38,358.180 9,834.124	11.36% 6.51%

Menlo Enterprises LLC c/o Jerome Scherr Baltimore, MD	Core Equity Fund-Class A	10,122.544	13.85%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Value Fund-Class C	9,053.209	16.61%

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Shareholder	Fund	Shares Owned	% of Ownership

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Moderate Fund-Class Y	5,305.920	70.75%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Aggressive Fund-Class Y	1,011.073	5.49%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Core Bond Fund-Class C	184,348.832	13.24%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Health Care Fund-Class C	2,005.876	8.76%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Core Equity Fund-Class C	1,607.864	5.33%

Merrill Lynch Pierce Fenner & Smith FBO Jacksonville, FL	Technology Fund-Class P	5,917.842	6.11%

MG Trust Co. TTEE Bank of Commonwealth 401K PS Denver, CO	Conservative Fund-Class A	108,624.031	17.70%

MG Trust Co. Agent TTEE Frontier Trust Co. Bill Joplin’s Compressor Service Fargo, ND	Value Fund-Class A	25,242.247	15.02%

MG Trust Co. Agent TTEE Frontier Trust Co. Corporate Flight International Fargo, ND	Growth Fund-Class A	6,492.354	6.82%

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Shareholder	Fund	Shares Owned	% of Ownership

MG Trust Co. Agent TTEE Frontier Trust Co. Eastpointe Management LLC Fargo, ND	International Equity Fund-Class A	17,947.427	9.51%

MG Trust Co. Agent TTEE Frontier Trust Co. Mailmen Inc. 401k Plan Fargo, ND	Health Care Fund-Class A	6,240.751	7.90%

MONY Attn: Carla Montefusco New York, NY	Moderate-Plus Fund-Class Y	17,309.504	31.13%

Nelson, Dallas E.A. Surprise, AZ	Moderate-Plus Fund-Class Y	12,911.106	23.11%

NFS LLC FEBO NFS/FMTC IRA FBO Francis Duffy Magnolia, NJ	Growth Fund-Class B	4,564.468	11.29%

NFS LLC FEBO Rhoco Incorporated Humble, TX	Growth Fund-Class B	4,187.838	10.36%

NFS LLC FEBO NFS/FMTC IRA FBO Anne H. Vossenberg Wayne, PA	Health Care Fund-Class B	1,950.745	6.47%

NFS LLC FEBO Scott E. Zitko Hillsborough, NC	Growth Fund-Class B	2,258.346	5.59%

NFS LLC FEBO NFS/FMTC R/O IRA FBO George Hempel Oakdale, NY	Conservative Fund-Class B	9,300.760	9.32%

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Shareholder	Fund	Shares Owned	% of Ownership

Pershing LLC Jersey City, NJ	Conservative Fund-Class B Core Equity Fund-Class B	6,897.099 2,479.501	6.91% 7.20%
		2,434.755	7.07%
	Core Equity Fund-Class C	1,820.936 6,851.944	6.03% 22.70%
	Core Equity Fund-Class P	25,629.371	7.59%
	Growth Fund-Class A	6,593.059	6.93%
	Growth Fund-Class C	2,675.216 2,269.289 1,960.784	8.28% 7.02% 6.07%
	Value Fund-Class C	2,968.130	5.45%
	Mid Cap Growth Fund-Class C	2,924.716	5.11%
	Mid Cap Value Fund-Class C	3,335.672	5.80%
	Health Care Fund-Class B	1,568.725	5.20%

Ramsey, Wilbur F. Gainesville, GA	Moderate-Plus Fund-Class Y	5,500.387	9.84%

Savage, Conrad A. American Fork, UT	Conservative Fund-Class C	5,466.038	6.57%

S. Jersey Pulmonary Specialists PA Elizabeth Curatola Mt. Laurel, NJ	Conservative Fund-Class C	10,144.481	12.15%

S. Jersey Pulmonary Specialists PA William Morowitz Cherry Hill, NJ	Aggressive Fund-Class C	26,569.481	5.49%

Snyder, Russell J. & Jeanette A. Jacksonville, FL	Conservative Fund-Class B Conservative Fund-Class C	8,070.646 6,230.422	8.09% 7.49%

Spinal Diagnostics Profit Sharing Roy A. Slack Newberg, OR	Growth Fund-Class A Value Fund-Class A	10,775.793 8,535.508	11.32% 5.08%

State Street Bank & Trust Custodian for Clay Dental Care LLP NDFI SIM-IRA Carrie J. Eldridge Liverpool, NY	Core Equity Fund-Class B	1,722.217	5.00%

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Shareholder	Fund	Shares Owned	% of Ownership

State Street Bank & Trust Custodian for John Caputo IRA Jackson, NJ	Health Care Fund-Class B	2,208.288	7.32%

State Street Bank & Trust Custodian for Cecelia M. Dipreta IRA Woodstock, GA	Mid Cap Growth Fund-Class C	3,568.618	6.23%

State Street Bank & Trust Custodian for Dorothy V. Edwards IRA Weston, FL	Moderate Fund-Class C	18,692.629	5.25%

State Street Bank & Trust Custodian for Thomas B. Hubbard IRA Columbia, SC	Core Equity Fund-Class C	1,544.137	5.12%

State Street Bank & Trust Custodian for Sherry L. Koivunen IRA Marlboro, NY	Conservative Fund-Class C	17,141.579	20.59%

State Street Bank & Trust Custodian for Jesus Alberto Molina IRA El Paso, TX	Moderate Fund-Class C	23,757.540	6.67%

State Street Bank & Trust Custodian for Jamie Parker IRA Port Townsend, WA	Moderate Fund-Class B	33,949.920	5.54%

State Street Bank & Trust Custodian for Edward M. Wollery IRA Charlotte, NC	Growth Fund-Class B	2,739.862	6.78%

Texas Tomorrow Constitutional Trust Austin, TX	Core Bond Fund-Class A	213,730.168	5.87%

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To the Trust’s knowledge, as of February 1, 2007, the following Allocation Funds owned shares in the funds of the Trust entitling such funds to give voting instructions regarding more than 5% of the outstanding shares of the following funds:

Allocation Fund	Fund	Number of Shares of Fund	Percentage of Fund
Moderate Fund	Value Fund-Class Y	316,367	8.48%

Moderate Fund	International Equity Fund-Class Y	162,104	6.98%

Moderate Fund	Core Bond Fund-Class Y	359,032	7.86%

Moderate-Plus Fund	Value Fund-Class Y	2,273,303	60.91%

Moderate-Plus Fund	International Equity Fund-Class Y	1,316,245	56.64%

Aggressive Fund	Value Fund-Class Y	466,284	12.49%

Aggressive Fund	International Equity Fund-Class Y	252,588	10.87%

With the exception of the Mid Cap Value Fund — Class Y, as of February 1, 2007, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of any other fund of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the funds (each, a “Management Agreement” and together the “Management Agreements”). The Management Agreement for the funds (other than the Allocation Funds) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Funds obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Funds in which to invest and the appropriate allocations for each of the Allocation Funds; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers. The continuance of each Management Agreement with respect to each fund, after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person

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at a meeting called for such purpose. Each Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

(as a percentage of average daily net assets)

Fund	Management Fee
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Moderate-Plus Allocation	0.20%
Aggressive Allocation	0.20%

(as a percentage of average daily net assets)

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Core Equity Fund	1.000%	0.950%	0.925%	0.900%	0.875%
Growth Fund	1.000%	0.950%	0.925%	0.900%	0.875%
Value Fund	1.000%	0.950%	0.925%	0.900%	0.875%
Mid Cap Growth Fund	1.200%	1.150%	1.125%	1.100%	1.075%
Mid Cap Value Fund	1.200%	1.150%	1.125%	1.100%	1.075%
International Equity Fund	1.150%	1.100%	1.075%	1.050%	1.025%
Technology Fund	1.300%	1.250%	1.225%	1.200%	1.175%
Health Care Fund	1.300%	1.250%	1.225%	1.200%	1.175%

	First $1.5 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Core Bond Fund	0.700%	0.675%	0.650%	0.625%	0.600%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B, Class C and Class P shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

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The table below shows the fees paid by each fund to the Manager during the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each fund assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the Manager did not receive any reimbursement from the 13 funds comprising the Trust.

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Growth Fund	$111,604	$0	$421,362
Core Equity Fund	$127,506	$0	$427,269
Value Fund	$124,355	$0	$432,760
Mid Cap Growth Fund	$148,766	$0	$439,057
Mid Cap Value Fund	$191,482	$0	$446,683
International Equity Fund	$135,742	$0	$451,583
Technology Fund	$93,943	$0	$389,773
Health Care Fund	$111,080	$0	$388,889
Core Bond Fund	$280,350	$0	$557,767
Moderate-Plus Fund**†	$791,954	$467,531	$324,423

*	The Conservative, Moderate and Aggressive Funds are not included in the above table because they had no operations during the fiscal year ended October 31, 2004.

**	Reflects fees paid by predecessor fund to ECM.

†	The predecessor fund changed its fiscal year end from December 31 to October 31. The fee covers the ten (10) month period from January 1, 2004 to October 31, 2004.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Growth Fund	$107,111	$0	$358,867
Core Equity Fund	$126,165	$0	$368,138
Value Fund	$219,117	$0	$379,666
Mid Cap Growth Fund	$154,419	$0	$372,785
Mid Cap Value Fund	$201,462	$0	$410,935
International Equity Fund	$277,273	$0	$385,750
Technology Fund	$304,435	$0	$535,608
Health Care Fund	$113,918	$0	$343,813
Core Bond Fund	$539,292	$0	$865,259
Conservative Fund*	$1,603	$0	$93,641
Moderate Fund*	$6,085	$0	$108,179
Moderate-Plus Fund**	$622,918	$0	$697,746
Aggressive Fund*	$3,382	$0	$107,375

*	No fees were paid by Conservative, Moderate and Aggressive Funds prior to their commencement of operations on January 10, 2005.

**	Prior to its commencement of operations on June 4, 2005, reflects fees paid to ECM with respect to the predecessor fund.

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FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Growth Fund	$110,228	$0	$290,296
Core Equity Fund	$125,776	$0	$285,918
Value Fund	$446,333	$0	$329,387
Mid Cap Growth Fund	$181,464	$0	$308,203
Mid Cap Value Fund	$223,398	$0	$326,561
International Equity Fund	$517,914	$0	$325,566
Technology Fund	$860,866	$0	$848,053
Health Care Fund	$124,325	$0	$290,771
Core Bond Fund	$868,562	$0	$862,732
Conservative Fund	$11,211	$0	$161,119
Moderate Fund	$33,947	$0	$223,457
Moderate-Plus Fund	$243,038	$0	$995,405
Aggressive Fund	$25,426	$0	$206,331

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each Fund (except the Allocation Funds) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Subadvisory Agreements obligate the Sub-advisers to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

During the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the Manager paid the following fees to each Sub-adviser with respect to the funds listed below pursuant to the Subadvisory Agreements:

FISCAL YEAR ENDED OCTOBER 31, 2004

Fund	Sub Advisory Fee Paid
Growth Fund	$43,350
Core Equity Fund	$49,083
Value Fund	$47,530
Mid Cap Growth Fund	$66,162
Mid Cap Value Fund	$79,077
International Equity Fund	$55,478
Technology Fund	$44,709
Healthcare Fund	$55,141
Core Bond Fund	$87,132
Moderate-Plus Fund*†	$285,083

*	Reflects fees paid by ECM to the Sub-adviser with respect to the predecessor fund.

†	The predecessor fund changed its fiscal year end from December 31 to October 31. The fee covers the ten (10) month period from January 1, 2004 to October 31, 2004.

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FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Sub Advisory Fee Paid
Growth Fund	$40,272
Core Equity Fund	$48,388
Value Fund	$81,181
Mid Cap Growth Fund	$66,361
Mid Cap Value Fund	$81,350
International Equity Fund	$111,391
Technology Fund	$338,463
Healthcare Fund	$56,215
Core Bond Fund	$283,353
Moderate-Plus Fund*	$189,709

*	Prior to its commencement of operations on June 4, 2005, reflects fees paid by ECM to the Sub-adviser with respect to the predecessor fund.

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Sub Advisory Fee Paid
Growth Fund	$40,598
Core Equity Fund	$47,673
Value Fund	$157,034
Mid Cap Growth Fund	$77,907
Mid Cap Value Fund	$93,388
International Equity Fund	$204,858
Technology Fund	$395,198
Healthcare Fund	$60,999
Core Bond Fund	$246,340

The Manager recommends sub-advisers for each fund, other than the Allocation Funds, to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

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When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the fund for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per fund and an additional $35,000 for each portion of a fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J.P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of fund compliance and fund accounting services.

During the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the Trust, on behalf of each fund, paid the following fees for administrative services:

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Administration Fee
Growth Fund	$156,739
Core Equity Fund	$159,129
Value Fund	$158,655
Mid Cap Growth Fund	$158,599
Mid Cap Value Fund	$163,938
International Equity Fund	$157,709
Technology Fund	$150,842
Health Care Fund	$152,820
Core Bond Fund	$165,078
Moderate-Plus Fund**†	$0

*	Conservative, Moderate and Aggressive Funds are not included in the above table because they had no operations during the fiscal year ended October 31, 2004.

**	Reflects fees paid by predecessor fund.

†	The predecessor fund changed its fiscal year end from December 31 to October 31. The fee covers the ten (10) month period from January 1, 2004 to October 31, 2004.

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FISCAL YEAR ENDED OCTOBER 31, 2005*

Fund	Administration Fee
Growth Fund	$156,058
Core Equity Fund	$158,916
Value Fund	$172,858
Mid Cap Growth Fund	$159,293
Mid Cap Value Fund	$165,171
International Equity Fund	$176,156
Technology Fund	$175,123
Health Care Fund	$153,139
Core Bond Fund	$220,561
Conservative Fund*	$29,394
Moderate Fund*	$32,756
Moderate-Plus Fund**	$107,561
Aggressive Fund*	$30,728

*	No fees for administrative services were paid by the Conservative, Moderate and Aggressive Funds prior to their commencement of operations on January 10, 2005.

**	Prior to its commencement of operations on June 4, 2005, reflects fees paid by the predecessor fund.

FISCAL YEAR ENDED OCTOBER 31, 2006*

Fund	Administration Fee
Growth Fund	$156,534
Core Equity Fund	$158,866
Value Fund	$206,949
Mid Cap Growth Fund	$162,682
Mid Cap Value Fund	$167,924
International Equity Fund	$207,554
Technology Fund	$239,330
Health Care Fund	$154,345
Core Bond Fund	$291,120
Conservative Fund	$43,408
Moderate Fund	$60,460
Moderate-Plus Fund	$217,277
Aggressive Fund	$54,069

The Distributor

The Trust has a distribution agreement with Enterprise Fund Distributors, Inc. (“EFD” or “Distributor”). EFD serves as the Distributor for each class of the Trust’s shares. EFD is an indirect wholly-owned subsidiary of AXA Financial and its address is Atlanta Financial Center, 3343 Peachtree Road, N.E. Suite 450, Atlanta, Georgia 30326.

The Trust’s distribution agreement with respect to Class A, Class B, Class C, Class P and Class Y shares (“Distribution Agreement”) was re-approved by its Board of Trustees at a Board meeting held on July 21, 2005. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B, Class C and Class P shares of the Trust (“Plans”). Under

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the Plans, each fund is authorized, on behalf of the Class A, Class B, Class C and Class P shares, to pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, each fund is also authorized on behalf of the Class A shares, Class B shares and Class C shares to pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares and the funds pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the funds and attracting new investors and assets to the funds to the benefit of the funds and their respective shareholders, (2) facilitate distribution of the funds’ shares and (3) maintain the competitive position of the funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to affiliated and unaffiliated securities dealers on a quarterly basis. The Distributor retains fees on shares sold for the first year for Class B shares and Class C shares. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensating financial intermediaries and broker dealers, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class B, Class C and Class P as described further below in “Compensation to Financial Intermediaries and Third-Party Broker Dealers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

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The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of any 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreement must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% of average daily net assets annually for Class A shares, up to 1.00% of average daily net assets annually for Class B and Class C shares and up to 0.25% of average daily net assets annually for Class P shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

The table below shows the amounts paid by each fund pursuant to each Plan for the fiscal year ended October 31, 2006. For this period, the Distributor’s actual expenditures exceeded the amounts received from the funds.

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Distribution Fee Paid to EFD
Growth Fund
Class A	$3,062
Class B and Class C	$5,796
Class P	$8,769
Core Equity Fund
Class A	$2,512
Class B and Class C	$6,461
Class P	$10,087
Value Fund
Class A	$4,313
Class B and Class C	$11,977
Class P	$10,187
Mid Cap Growth Fund
Class A	$7,910
Class B and Class C	$11,536
Class P	$12,658
Mid Cap Value Fund
Class A	$9,442
Class B and Class C	$13,349
Class P	$16,388
International Equity Fund
Class A	$17,361
Class B and Class C	$34,375
Class P	$10,990

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Fund	Distribution Fee Paid to EFD
Technology Fund
Class A	$106,056
Class B and Class C	$351,073
Class P	$3,020
Health Care Fund
Class A	$3,365
Class B and Class C	$5,309
Class P	$4,348
Core Bond Fund
Class A	$172,249
Class B and Class C	$374,681
Class P	$18,540
Conservative Fund*
Class A	$14,223
Class B and Class C	$15,250
Moderate Fund*
Class A	$35,876
Class B and Class C	$67,671
Moderate-Plus Fund
Class A	$265,130
Class B and Class C	$493,366
Aggressive Allocation Fund
Class A	$23,333
Class B and Class C	$59,375

The tables below show the amounts of sales charges earned by the Distributor in connection with the sale of shares and the amounts retained by them, net of payments to selling dealers, for the fiscal year ended October 31, 2006.

Class A (Front-End Sales Charge)

Fund	Amount Paid to EFD	Amount Retained by EFD
Growth Fund	$—	$—
Core Equity Fund	$—	$—
Value Fund	$—	$—
Mid Cap Growth Fund	$—	$—
Mid Cap Value Fund	$—	$—
International Equity Fund	$10	$10
Technology Fund	$154	$154
Health Care Fund	$—	$—
Core Bond Fund	$—	$—
Conservative Fund	$2	$2
Moderate Fund	$11	$11
Moderate-Plus Fund	$319	$319
Aggressive Fund	$60	$60

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Class A (CDSC)

Fund	Amount Paid to EFD	Amount Retained by EFD
Growth Fund	$1	$1
Core Equity Fund	$4	$4
Value Fund	$19	$19
Mid Cap Growth Fund	$9	$9
Mid Cap Value Fund	$—	$—
International Equity Fund	$58	$58
Technology Fund	$577	$577
Health Care Fund	$—	$—
Core Bond Fund	$4,629	$4,629
Conservative Fund	$27	$27
Moderate Fund	$548	$548
Moderate-Plus Fund	$2,255	$2,255
Aggressive Fund	$528	$528

Class B (CDSC)*

Fund	Amount Paid to EFD	Amount Retained by EFD
Growth Fund	$307	$307
Core Equity Fund	$336	$336
Value Fund	$288	$288
Mid Cap Growth Fund	$1,734	$1,734
Mid Cap Value Fund	$931	$931
International Equity Fund	$728	$728
Technology Fund	$78,304	$78,304
Health Care Fund	$226	$226
Core Bond Fund	$79,639	$79,639
Conservative Fund	$1,866	$1,866
Moderate Fund	$5,160	$5,160
Moderate-Plus Fund	$92,523	$92,523
Aggressive Fund	$3,049	$3,049

*	Contingent deferred sales charge.

Class C (CDSC)*

Fund	Amount Paid to EFD	Amount Retained by EFD
Growth Fund	$151	$151
Core Equity Fund	$389	$389
Value Fund	$229	$229
Mid Cap Growth Fund	$7	$7
Mid Cap Value Fund	$32	$32
International Equity Fund	$31	$31
Technology Fund	$754	$754
Health Care Fund	$132	$132
Core Bond Fund	$2,366	$2,366
Conservative Fund	$218	$218
Moderate Fund	$1,378	$1,378
Moderate-Plus Fund	$1,378	$1,378
Aggressive Fund	$1,162	$1,162

*	Contingent deferred sales charge.

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Class P (Front-End Sales Charge)

Fund	Amount Paid to EFD	Amount Retained by EFD
Growth Fund	$—	$—
Core Equity Fund	$—	$—
Value Fund	$—	$—
Mid Cap Growth Fund	$—	$—
Mid Cap Value Fund	$—	$—
International Equity Fund	$—	$—
Technology Fund	$—	$—
Health Care Fund	$—	$—
Core Bond Fund	$—	$—

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, AXA Equitable and the Distributor may use their respective past profits or other resources, and without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Trust’s funds or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor and its affiliates may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the

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Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.    In addition to the payments described above, from time to time, the funds and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the funds in their compliance with state securities laws and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees the funds pay may differ depending on the fund and are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. The funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

The funds also may make other payments to Dealers that sell fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.

Agreements.    As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments are as follows: 1st Global Capital Corp., Citigroup Global Markets Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Stanley DW, Inc., Raymond James & Associates Inc., Raymond Jones Financial Services, Inc., UBS Financial Services Inc. and Wachovia Securities LLC.

As of the date of this SAI, the financial intermediaries with whom the Trust and/or the Distributor have agreements regarding subaccounting payments are as follows: ABN AMRO, A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bank of New York, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS, Charles Schwab Trust Company, CIBC World Markets Corp., Ceridian Retirement Plan Services, Charles Schwab & Co., CitiGroup Global Markets Inc., CNA Trust, Daily Access, Datalynx, Edward Jones, EPIC Advisors, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, ICMA-RC Services, LLC, Invesmart, Legg Mason Wood Walker Inc., Lincoln Life, Linsco/Private Ledger, Matrix Settlement & Clearance Services, McDonald Investments, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., National Investor Services, Corp., Orbitex Retirement Services, Pension & Benefit Solutions, Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Robert W. Baird & Co., Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc.,

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Trustlynx, UBS Financial Services Inc., US Bancorp Piper Jaffray, Wachovia Securities LLC, Wells Fargo Investments, LLC and Wystar Global Retirement Solutions.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for

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a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the funds’ brokerage commissions may not benefit the funds, while research services paid for with the brokerage commissions of other clients may benefit the funds. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds.

During the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the funds paid the amounts indicated in brokerage commissions:

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Brokerage Commissions Paid†
Growth Fund	$13,165
Core Equity Fund	$16,079
Value Fund	$31,059
Mid Cap Growth Fund	$33,532
Mid Cap Value Fund	$36,345
International Equity Fund	$26,310
Technology Fund	$44,718
Health Care Fund	$27,691
Core Bond Fund	$2,988
Moderate-Plus Fund**‡	$146,445

*	Conservative, Moderate and Aggressive Funds are not included in the above table because they had no operations during the fiscal year ended October 31, 2004.

**	Reflects brokerage commissions paid by predecessor fund.

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

‡	The predecessor fund changed its fiscal year end from December 31 to October 31. The fee covers the ten (10) month period from January 1, 2004 to October 31, 2004.

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FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Brokerage Commissions Paid†
Growth Fund	$10,115
Core Equity Fund	$11,424
Value Fund	$54,764
Mid Cap Growth Fund	$28,621
Mid Cap Value Fund	$30,121
International Equity Fund	$65,167
Technology Fund	$267,706
Health Care Fund	$23,339
Core Bond Fund	$2,581
Conservative Fund*	$0
Moderate Fund*	$0
Moderate-Plus Fund**	$97,544
Aggressive Allocation Fund*	$0

*	No brokerage commissions were paid by the Conservative, Moderate and Aggressive Funds prior to their commencement of operations on January 10, 2005.

**	Prior to its commencement of operations on June 4, 2005, reflects fees paid by the predecessor fund.

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Brokerage Commissions Paid†
Growth Fund	$10,115
Core Equity Fund	$11,424
Value Fund	$54,764
Mid Cap Growth Fund	$28,621
Mid Cap Value Fund	$30,121
International Equity Fund	$65,167
Technology Fund	$267,706
Health Care Fund	$23,339
Core Bond Fund	$2,581
Conservative Fund	$0
Moderate Fund	$0
Moderate-Plus Fund	$97,544
Aggressive Allocation Fund	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub- advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits

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mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the following funds paid the amounts indicated to the affiliated broker-dealers of the Manager or Distributor or affiliates of the Sub-advisers to each fund.

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Bernstein		$30	0.22%	0.07%
Core Equity Fund	Bernstein		$1,681	10.46%	1.93%
Value Fund	Bernstein		$602	1.94%	1.88%
Mid Cap Growth Fund	Bernstein		$47	0.14%	0.04%
Mid Cap Value Fund	Bernstein Advest	$ $	70 9	0.19% 0.02%	0.15% 0.00%
International Equity Fund	Bernstein		$45	0.17%	0.06%
Technology Fund	Bernstein		$0	0.00%	0.00%
Health Care Fund	Bernstein		$35	0.13%	0.02%
Moderate-Plus Fund**	Bernstein		$481	0.30%	0.20%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Conservative, Moderate and Aggressive Funds are not included in the above table because they had no operations during the fiscal year ended October 31, 2004.

**	Reflects brokerage commissions paid by predecessor fund.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*		Percentage of Total Brokerage Commissions		Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Bernstein		$192	1.90%		0.72%
Core Equity Fund	Bernstein		$1,544	13.52%		5.45%
Value Fund	Bernstein		$814	1.49%		0.41%
Mid Cap Growth Fund	Bernstein		$223	0.78%		0.14%
Mid Cap Value Fund	Bernstein Advest	$ $	103 52	0.34 0.17	% %	0.12 0.12	% %
Technology Fund	Bernstein		$122	0.05%		0.03%
Moderate-Plus Fund**	Bernstein		$40	0.04%		0.03%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

**	Prior to its commencement of operations on June 4, 2005, reflects fees paid by the predecessor fund.

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FISCAL YEAR ENDED OCTOBER 31, 2006

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*		Percentage of Total Brokerage Commissions		Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Sanford C. Bernstein		$192	1.90%		0.72%
Core Equity Fund	Sanford C. Bernstein		$1,544	13.52%		5.45%
Value Fund	Sanford C. Bernstein		$814	1.49%		0.41%
Mid Cap Growth Fund	Sanford C. Bernstein		$223	0.78%		0.14%
Mid Cap Value Fund	Sanford C. Bernstein Advest Inc	$ $	103 52	0.34 0.17	% %	0.12 0.12	% %
Technology Fund	Sanford C. Bernstein		$122	0.05%		0.03%
Moderate-Plus Fund	Sanford C. Bernstein		$40	0.04%		0.03%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2006, the funds directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the funds paid the brokerage commissions indicated:

Fund	Amount of Portfolio Transactions	Related Brokerage Commissions Paid
Growth Fund	$3,401,516.65	$2,557.35
Core Equity Fund	$416,589.00	$229.00
Value Fund	$45,578,103.00	$13,673.47
Mid Cap Growth Fund	$5,576,675.00	$7,838.14
Mid Cap Value Fund	$17,925,078.48	$8,996.34
International Equity Fund	$126,822.00	$314.00
Technology Fund	$37,696,098.76	$23,657.59
Health Care Fund	$13,414,688.32	$10,940.48

Investments in Regular Broker-Dealers

As of October 31, 2006, the funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Fund	Broker or Dealer (or Parent Company)	Type of Security*	Value
Growth Fund	Goldman Sachs & Co.	E	$218,000
	Citigroup	E	$68,000
	Merrill Lynch & Co. Inc.	E	$64,000
	JPMorgan Chase & Co.	E	$89,000
	JPMorgan Chase & Co.	D	$265,000

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Fund	Broker or Dealer (or Parent Company)	Type of Security*	Value
Core Equity Fund	Citigroup	E	$231,000
	Merrill Lynch & Co. Inc.	E	$192,000
	Bank of America Corp.	E	$108,000
	JPMorgan Chase & Co.	D	$123,000
	JPMorgan Chase & Co.	E	$79,000
	Goldman Sachs & Co.	E	$9,000
	UBS AG	E	$53,000
	Morgan Stanley	E	$6,000

Value Fund	Bank of America Corp.	E	$2,306,000
	JPMorgan Chase & Co.	E	$1,445,000
	JPMorgan Chase & Co.	D	$1,411,000
	Citigroup	E	$2,090,000
	Goldman Sachs & Co.	E	$740,000
	Merrill Lynch & Co. Inc.	E	$402,000
	UBS AG	E	$243,000
	Lehman Brothers	E	$149,000
	Bank of New York	E	$221,000

Mid Cap Growth Fund	JPMorgan Chase & Co.	D	$261,000
Mid Cap Value Fund	JPMorgan Chase & Co.	D	$307,000

International Equity Fund	UBS AG	E	$1,068,000
	Credit Suisse Group	E	$277,000
	JPMorgan Chase & Co.	D	$845,000

Technology Fund	JPMorgan Chase & Co.	D	$2,508,000

Health Care Fund	JPMorgan Chase & Co.	D	$304,000

Core Bond Fund	JPMorgan Chase & Co.	D	$4,766,000
	Citigroup	D	$3,151,000
	Bank of America Corp.	D	$2,377,000
	Morgan Stanley & Co.	D	$1,303,000
	Goldman Sachs & Co.	D	$500,000
	Credit Suisse First Boston	D	$933,000
	Bear Stearns & Co. Inc.	D	$984,000
	Lehman Brothers	D	$101,000
	Bank of New York	D	$74,000
	Merrill Lynch & Co. Inc.	D	$321,000

Conservative Fund	JPMorgan Chase & Co.	D	$45,000

Moderate Fund	JPMorgan Chase & Co.	D	$360,000

Aggressive Fund	JPMorgan Chase & Co.	D	$270,000

Moderate-Plus Fund	JPMorgan Chase & Co.	D	$266,000

*	D = Debt, E = Equity

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund, except the Allocation Funds, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised funds, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix B to this SAI. With regards to the Allocation Funds, to the extent a proxy proposal is presented with respect to an Underlying Fund, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Fund it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Fund’s other shareholders have voted. Information regarding how the funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.axaenterprise.com and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund has five separate classes of shares: Class A, B, C, P and Y shares. Class P shares are no longer available for investment. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and an ongoing distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) Class P shares are subject to an initial sales charge and an ongoing service fee, (v) only Class B shares have a conversion feature; (vi) the Class A, B, C and P shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vii) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (viii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediary. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A and Class P shares) or may be deferred (Class B and Class C shares and Class A and Class P shares in excess of $1,000,000) (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403, 414 and 457 of the Code or participants of such plans, or $500,000 in the case of traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell ESAs or Roth IRAs) held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B, C and P CDSC

No CDSC will be imposed when a shareholder redeems Class A, B, C or P shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of

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the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gain distributions; (c) shares acquired by exchange from any AXA Enterprise Fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403, 414 and 457 of the Code or participants of such plans, or $500,000 in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or more if held for more than twelve (12) months, Class B shares held for more than six years, Class C shares held for more than one year, and Class P shares purchased in the amount of $1 million or more if held for more than one year.

In determining whether the Class A, B, C or P CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another AXA Enterprise Fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations, thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund(s) at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service for applicable classes of shares are available from the Trust. The Automatic Bank Draft Plan is not available for Class Y shares.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent);

•	Accounts established in a wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will not be subject to a $1,000 minimum investment requirement;

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•	Traditional and Roth IRAs (minimum $250 to open/$50 subsequent);

•	529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction);

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent);

•	Corporate retirement plans, such as 401(k) and 403(b) plans.

Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of fund shares of $100,000 or more, at the public offering price, to be made within a period of 13-months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of Class A shares of that fund and all other AXA Enterprise Funds, each calculated at the then applicable net asset value per share or the initial purchase price less any redemption, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges are Calculated—Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee, will be aggregated upon notification of applicable accounts from the investor.

Systematic Withdrawal Plan.    Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in non-certificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions and dividends are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Trust offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

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Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of, Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares. Class A shares of all funds are exchangeable for Class A shares of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. Class A shares of any fund cannot be exchanged for Class B, C, P or Y shares of any other AXA Enterprise Fund.

Exchange of Class B Shares. Class B shares of all funds are exchangeable for Class B shares of any other AXA Enterprise Fund. Class B shares of any fund cannot be exchanged for Class A, C, P or Y shares of any other AXA Enterprise Fund.

Exchange of Class C Shares. Class C shares of all funds are exchangeable for Class C shares of any other AXA Enterprise Fund. Class C shares of any fund cannot be exchanged for Class A, B, P or Y shares of any other AXA Enterprise Fund.

Exchange of Class P Shares. Class P shares of all funds are exchangeable for Class P shares of any other AXA Enterprise Fund. Class P shares of any fund cannot be exchanged for Class A, B, C or Y shares of any other AXA Enterprise Fund.

Exchange of Class Y Shares. Class Y shares of all funds are exchangeable for Class Y shares of any other AXA Enterprise Fund. Class Y shares of any fund cannot be exchanged for Class A, B, C or P shares of any other AXA Enterprise Fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

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An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

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The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

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•

The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

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Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

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Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

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Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Shares of the Underlying Funds held by the Allocation Funds, as well as shares of open-end mutual funds held by a fund, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. A fund that satisfies the requirements to be treated as a regulated investment company under Subchapter M of the Code (“RIC”) (described below under “Qualification as a Regulated Investment Company”) will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

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Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A and Class P Shareholders.    A special tax rule applies when a shareholder redeems or exchanges Class A or P shares within 90 days of purchase and subsequently acquires Class A or P shares of the same or another AXA Enterprise Fund without paying a sales charge due to the 90 day reinstatement privilege or the exchange privilege. In these cases, any gain on the redemption or exchange of the original Class A or P shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses or (c) securities of one or more QPTPs.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all such distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be

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deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends from a fund (whether paid in cash or in additional fund shares) may be “qualified dividend income” (“QDI”) (as described in the Prospectus) and may also be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions, thus, are not eligible for the deduction). Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction, however, are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Equity Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. The fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each

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taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark to market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and each fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in Section 1234B(c) of the Code), foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to Section 1256 of the Code (“Section 1256 contracts”). Any Section 1256 contracts a fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without, in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign currency-denominated debt security that are attributable to fluctuations in the value of such foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company

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taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position” (generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis), and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract that a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after such closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding such position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind bonds must include in its gross income securities it receives as “interest” on those bonds. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Since a fund must annually distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash

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income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from such sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. The trust instrument of the Trust, however, disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs

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incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2006, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on January 9, 2007 (File No. 811-10507), are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

Information as of October 31, 2006

AXA ENTERPRISE MULTIMANAGER GROWTH FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the Portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
William D. Baird	1	$131 Million	1	$760 Million	14	$203 Million	0	N/A	0	N/A	1	$30 Million
RCM CAPITAL MANAGEMENT LLC
Scott Migliori	1	$129 Million	0	N/A	33	$6.41 Billion	0	N/A	0	N/A	2	$1.84 Billion
Seth Reicher	1	$129 Million	0	N/A	22	$220 Million	0	N/A	0	N/A	0	N/A
TCW INVESTMENT MANAGEMENT COMPANY
Craig C. Blum	9	$5.08 Billion	8	$2.00 Billion	150	$11.54 Billion	0	N/A	2	$679.2 Million	6	$1.37 Billion
Stephen A. Burlingame	9	$5.08 Billion	8	$2.00 Billion	150	$11.54 Billion	0	N/A	2	$679.2 Million	6	$1.37 Billion

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William D. Baird	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Scott Migliori	X
Seth Reicher	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.    In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.    All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.    Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which will be paid in February 2007.

Ownership of Securities*

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig C. Blum	X
Stephen A. Burlingame	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn G. Fedak	96	$47.68 Billion	107	$23.13 Billion	38,879	$144.61 Billion	3	$10.55 Billion	1	$235 Million	89	$13.88 Billion
John Mahedy	96	$46.69 Billion	106	$23.05 Billion	38,861	$142.49 Billion	3	$10.55 Billion	1	$235 Million	84	$13.29 Billion
Chris Marx	36	$19.44 Billion	16	$3.62 Billion	38,294	$57.43 Billion	1	$6.78 Billion	0	N/A	13	$3.21 Billion
John Phillips	36	$19.44 Billion	16	$3.62 Billion	38,294	$57.43 Billion	1	$6.78 Billion	0	N/A	13	$3.21 Billion
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto	11	$4.24 Billion	2	$81.88 Million	25	$460.62 Million	0	N/A	0	N/A	1	$217.81 Million
THORNBURG INVESTMENT MANAGEMENT, INC.
Connor Browne	20	$15.9 Billion	12	$1.1 Billion	7,913	$8.7 Billion	0	N/A	0	N/A	2	$879 Million
William V. Fries	9	$3.9 Billion	6	$808 Million	1,918	$2.8 Billion	0	N/A	0	N/A	1	$786 Million
Ed Maran	9	$3.9 Billion	6	$808 Million	1,918	$2.8 Billion	0	N/A	0	N/A	1	$786 Million

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual

Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of October 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset- weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager my have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Connor Browne	X
William V. Fries	X
Ed Maran	X

AXA ENTERPRISE MULTIMANAGER VALUE FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Aryeh Glatter	2	$3.11 Billion	0	N/A	14	$507 Million	0	N/A	0	N/A	0	N/A
INSTITUTIONAL CAPITAL LLC
Robert H. Lyon	19	$7.8 Billion	4	$870 Million	143	$8.6 Billion	0	N/A	0	N/A	9	$853 Million
Jerrold K. Senser	19	$7.8 Billion	4	$870 Million	143	$8.6 Billion	0	N/A	0	N/A	9	$853 Million
MFS INVESTMENT MANAGEMENT
Nevin P. Chitkara	21	$35.0 Billion	2	$1.2 Billion	23	$9.1 Billion	0	N/A	0	N/A	0	N/A
Steven R. Gorham	21	$35.0 Billion	2	$1.2 Billion	23	$9.1 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:     AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Aryeh Glatter	X

INSTITUTIONAL CAPITAL LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary and annual cash bonus. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Robert H. Lyon	X
Jerrold K. Senser	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investor relations and investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nevin P. Chitkara	X
Steven R. Gorham	X

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Bruce K. Aronow	7	$2.05 Billion	2	$32 Million	24	$1.34 Billion	0	N/A	0	N/A	3	$392 Million
N. Kumar Kirpalani	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Samantha S. Lau	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	3	$8.52 Billion	10	$398.1 Million	0	N/A	0	N/A	0	N/A	0	N/A
Michael McCarthy	7	$9.86 Billion	8	$564.8 Million	1	$308.5 Million	0	N/A	0	N/A	0	N/A
PROVIDENT INVESTMENT COUNSEL, INC.*
Richard S. Campagna	8	$314 Million	1	$2 Million	11	$443 Million	0	N/A	0	N/A	0	N/A
James M. Landreth, CFA	8	$314 Million	1	$2 Million	11	$443 Million	0	N/A	0	N/A	0	N/A
John J. Yoon, CFA	8	$314 Million	1	$2 Million	11	$443 Million	0	N/A	0	N/A	0	N/A

*	Provident Investment Counsel, Inc. utilizes team management (inclusive of the portfolio managers identified which responsible for the day-to-day management of our accounts in this product.

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.    Each portfolio manager is paid a base salary.

Annual bonus.    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5%

to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation.    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

At Provident, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Provident manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Provident has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

There are three distinct elements to Provident’s compensation system: salary, incentive bonus compensation, and point-holder bonus. When factoring in all three elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Richard S. Campagna, CFA	X
James M. Landreth, CFA	X
John J. Yoon, CFA	X

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks	13	$4.7 Billion	13	$2.2 Billion	126	$18.9 Billion	8	$1.7 Billion	1	$13.6 Million	29	$6.3 Billion
TCW INVESTMENT MANAGEMENT COMPANY
Nicholas F. Galluccio	7	$1.88 Billion	11	$897.9 Million	41	$3.41 Billion	0	N/A	4	$42.5 Million	4	$408.6 Million
Susan I. Suvall	7	$1.88 Billion	11	$897.9 Million	41	$3.41 Billion	0	N/A	4	$42.5 Million	4	$408.6 Million
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy	8	$2.38 Billion	3	$102.31 Million	11	$1.88 Billion	0	N/A	0	N/A	2	$79.95 Million

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William E. Ricks	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.    In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.    All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.    Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which will be paid in February 2007.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nicholas Galluccio	X
Susan I. Suvall	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Portfolio Managers. Although Wellington Management does not track the time an Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether an Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended October 31, 2006.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for the Portfolio Manager, a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a Portfolio Manager can, and typically do, represent a significant portion of an Portfolio Manager’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. The Portfolio Manager is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Henry S. D’Auria	59	$28.24 Billion	102	$27.64 Billion	650	$106.57 Billion	2	$3.77 Billion	4	$813 Million	106	$20.71 Billion
Sharon Fay	103	$49.44 Billion	120	$23.07 Billion	38,952	$164.22 Billion	3	$10.55 Billion	4	$813 Million	119	$23.92 Billion
Giulio Martini	48	$24.41 Billion	88	$21.64 Billion	553	$87.71 Billion	2	$3.77 Billion	12	$6.25 Billion	79	$12.97 Billion
Kevin F. Simms	103	$49.44 Billion	120	$27.64 Billion	38,952	$164.22 Billion	3	$10.55 Billion	12	$6.25 Billion	119	$23.92 Billion
JPMORGAN INVESTMENT MANAGEMENT INC.
James Fisher	7	$8.664 Billion	7	$6.595 Billion	30	$7.247 Billion	0	N/A	0	N/A	6	$2.046 Billion
Howard Williams	2	$1.838 Billion	11	$3.793 Billion	22	$8.233 Billion	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman	14	$8.25 Billion	0	N/A	8	$535.08 Million	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
Giulio Martini	X
Kevin F. Simms	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

JPMORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan Investment Management Inc. (JPMorgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JPMorgan and its affiliates have policies and procedures designed to manage the conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct.

With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James Fisher	X
Howard Williams	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices such as the Morgan Stanley Capital International EAFE Index, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities*

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X

*	MCM’s Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FIRSTHAND CAPITAL MANAGEMENT, INC.
Kevin M. Landis	7	$550 Million	3	$182 Million	2	$0.3 Million	0	N/A	2	$3 Million	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen	8	$2.07 Billion	0	N/A	26	$216 Million	0	N/A	0	N/A	0	N/A
Walter Price	8	$2.07 Billion	0	N/A	19	$223 Million	0	N/A	0	N/A	0	$12.5 Million
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill	4	$127.74 Million	18	$469.26 Million	37	$478.68 Million	0	N/A	3	$246.56 Million	3	$285.0 Million
Bruce L. Glazer	5	$120.44 Million	37	$519.06 Million	158	$1.21 Billion	0	N/A	3	$206.59 Million	17	$393.17 Million
Anita M. Killian	5	$147.18 Million	35	$378.39 Million	159	$1.72 Billion	0	N/A	1	$6.73 Million	17	$484.80 Million
Scott E. Simpson	4	$144.55 Million	29	$771.94 Million	131	$3.21 Billion	0	N/A	1	$6.65 Million	14	$790.82 Million
Eric Stromquist	5	$136.17 Million	18	$148.86 Million	37	$452.57 Million	0	N/A	3	$29.54 Million	4	$313.06 Million

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

The portfolio manager is paid a competitive salary (fixed) and is granted a bonus based upon his performance during the calendar year relative to his peers, breadth of coverage of stocks in the portfolios (versus that of analysts), assets under his management, and total firm assets. The portfolio manager is also eligible to participate in the firm’s 401(k) Plan.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended October 31, 2006.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: John Averill, Bruce Glazer, Scott Simpson, and Eric Stromquist.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill	X
Bruce L. Glazer	X
Anita M. Killian	X
Scott E. Simpson	X
Eric Stromquist	X

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
A I M CAPITAL MANAGEMENT, INC.
Derek M. Taner	5	$2.67 Billion	4	$326.02 Million	0	N/A	1	$148.92 Million	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Michael Dauchot	4	$416.8 Million	0	N/A	7	$212 Million	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Robert L. Deresiewicz	4	$157.53 Million	14	$76.12 Million	37	$228.01 Million	0	N/A	1	$2.54 Million	3	$128.01 Million
Ann C. Gallo	5	$245.39 Million	30	$271.53 Million	151	$1.38 Billion	0	N/A	1	$5.61 Million	16	$466.19 Million
Jean M. Hynes	5	$662.86 Million	33	$834.51 Million	160	$4.78 Billion	0	N/A	1	$17.87 Million	17	$1.48 Billion
Kirk J. Mayer	5	$90.07 Million	33	$141.05 Million	159	$603.26 Million	0	N/A	1	$1.98 Million	17	$169.98 Million
Joseph H. Schwartz	4	$274.47 Million	30	$239.61 Million	139	$1.08 Billion	0	N/A	1	$5.18 Million	15	$379.23 Million

AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts are presented with the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•

Base salary.    Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus.    Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•

Equity-based compensation.    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•

Participation in group insurance programs.    Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•

Participation in deferred compensation plan.    Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Derek M. Taner	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Michael Dauchot	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Messrs. Deresiewicz, Mayer and Schwartz and Ms. Gallo and Ms. Hynes also manage hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Funds pay Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended October 31, 2006.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Health Care Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: Ann Gallo, Jean Hynes, and Joseph Schwarz.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Robert L Deresiewicz	X
Ann C. Gallo	X
Jean M. Hynes	X
Kirk J. Mayer	X
Joseph H. Schwartz	X

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK FINANCIAL MANAGEMENT INC.
Scott M. Amero	57	$31.3 Billion	45	$17.9 Billion	394	$119.2 Billion	0	N/A	4	$2.5 Billion	21	$6.4 Billion
Keith T. Anderson	29	$18.9 Billion	38	$16.9 Billion	394	$112.5 Billion	0	N/A	4	$2.5 Billion	20	$6.2 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Paul A. McCulley	9	$7.64 Billion	14	$1.16 Billion	34	$5.98 Billion	0	N/A	0	N/A	5	$2.32 Billion

BLACKROCK FINANCIAL MANAGEMENT, INC.

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Anderson and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

BlackRock’s financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero and Anderson have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards — While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Anderson have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Scott M. Amero	X
Keith T. Anderson	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Paul A. McCulley	X

AXA ENTERPRISE ALLOCATION FUNDS AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	October 31, 2006						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA ENTERPRISE CONSERVATIVE ALLOCATION FUND
Kenneth B. Beitler	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA ENTERPRISE MODERATE ALLOCATION FUND
Kenneth B. Beitler	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND
Kenneth B. Beitler	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA ENTERPRISE AGGRESSIVE ALLOCATION FUND
Kenneth B. Beitler	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	18	$16.9 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts.

The Allocation Funds and the other registered investment companies for which Messrs. Beitler and Kozlowski serve as the portfolio managers are each structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager. None of such funds is subject to an advisory fee that is based on the performance of the fund. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of fund performance on individual portfolio manager’s compensation as further described below, Messrs. Beitler and Kozlowski are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of the Allocation Funds, on the one hand, and the other funds, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation.

Because Messrs. Beitler and Kozlowski both serve as officers and employees of AXA Equitable, and their respective roles are not limited to serving as the portfolio managers of the funds and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities

AXA CONSERVATIVE ALLOCATION FUND
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA MODERATE ALLOCATION FUND
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA MODERATE-PLUS ALLOCATION FUND
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA AGGRESSIVE ALLOCATION FUND
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	over $1,000,000
Kenneth B. Beitler		X
Kenneth T. Kozlowski		X

APPENDIX C

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	It is not clear that the director will be able to fulfill his function; Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    Fund of Funds

When an AIM Fund (an “Investing Fund”) that invests in another AIM Fund(s) (an “Underlying Fund”) has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.    Conflict in These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM’s advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM’s advisory clients and will inform the Funds’ Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

October 2005

INTRODUCTION

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions:    AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation:    AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility:    AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

AS OF MARCH 2005

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client’s account.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxies of Certain Non-US Issuers

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for our clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

Disclosure

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client’s account.

BLACKROCK FINANCIAL MANAGEMENT, INC.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BFM’s Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BFM recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BFM concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BFM assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BFM’s continued confidence remains warranted. If BFM determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BFM determines other mitigating circumstances are present.

BFM’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BFM will consider the facts it believes are relevant. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BFM’s ability to vote such proxies in the best interests of the Funds. Accordingly, BFM may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BFM may manage assets of a pension plan of a company whose management is soliciting proxies, or a BFM director may have a close relative who serves as a director or executive of a company that is soliciting proxies. BFM’s policy in all cases is to vote proxies based on its clients’ best interests.

BFM has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BFM receives for its clients and votes or advises BFM how, based upon BFM’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters.    BFM will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues.    BFM will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues.    BFM will generally vote in favor of management proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights.    Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BFM will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or

Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1. The issuer is a client of Investment Manager or its affiliates;

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The

Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:     The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:    In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues:    Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:    Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues:    As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance:    Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15. At least annually, the Proxy Group will verify that:

•	All annual proxies for the securities held by Advisory Clients have been received;

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007

INSTITUTIONAL CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

FEBRUARY 2006

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group.    The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation.

[1]	All references to portfolio managers include assistant portfolio managers.

If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.    Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JP MORGAN INVESTMENT MANAGEMENT INC.

PROXY VOTING GUIDELINES

The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund’s sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•

JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•

Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•

Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•

MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

JULY 2004

Provident Investment Counsel (PIC) has adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

RCM CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES AND PROCEDURES

MARCH 2006

Policy Statement

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM’s vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS

Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors: Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

CAPITAL STRUCTURE

Capital Stock Authorizations: Case-by-Case

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Poison Pills: Case-by-Case

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•	Cost to implement proposed requirement

•	Whether any actual abuses exist

•	Whether the company has taken any action to address the problem

•	The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company’s current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

Northern Ireland (MacBride Principles): Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

•	Whether any discrimination charges have been filed against the subject company within the past year;

•	Whether the subject company has subscribed to the Fair Employment Agency’s, “Declaration of Principle and Intent.” (Northern Ireland governmental regulations); and

•	Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

TCW INVESTMENT MANAGEMENT COMPANY

PROXY VOTING GUIDELINES AND PROCEDURES

JANUARY 2006

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s

Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW. In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

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For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

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For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

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For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

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For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

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For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

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For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

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For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

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For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

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For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

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For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

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Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

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For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

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For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

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For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

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For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients in accordance with written Proxy Voting Policies and Procedures adopted by TIM. Currently, Thornburg Investment Management contracts with ISS. The objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value.

1) Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

2) After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

3) Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants TIM will vote the proxy in accordance with the recommendation of ISS. If no such recommendation is available, or if the vote involves other matters, TIM will refer the vote to the client for direction on the vote or consent to vote on TIM’s recommendation.

4) Thornburg Investment Management may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objectives or where it is not possible to ascertain what effect a vote may have on the value of the investment. TIM will abstain from voting on all social issues.

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICIES AND PROCEDURES

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Global Proxy Voting Guidelines, included as pages 6-12 of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote.    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy.    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation.    To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research.    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting.    Following the reconciliation process, each proxy is compared against Wellington Management’s Global Proxy Voting Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration.    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs.    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors: Case-by-Case

•

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors: Against

•	We will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP): Against

Adopt Director & Officer Indemnification: For

•	We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP): Against

Require Board Independence: For

•

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For

•	Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director: For

Approve Directors’ Fees: For

Approve Bonuses for Retiring Directors: Case-by-Case

Elect Supervisory Board/Corporate Assembly: For

Elect/Establish Board Committee: For

Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

•

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans: Case-by-Case

Adopt/Amend Employee Stock Purchase Plans: For

Approve/Amend Bonus Plans: Case-by-Case

•

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve Remuneration Policy: Case-by-Case

Exchange Underwater Options: Case-by-Case

•	Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

•	We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

•

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP): For

Shareholder Approval of All Stock Option Plans (SP): For

Disclose All Executive Compensation (SP): For

Reporting of Results

Approve Financial Statements: For

Set Dividends and Allocate Profits: For

Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

•	We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees: Case-by-Case

•	Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors: Case-by-Case

Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

Adopt Cumulative Voting (SP): Against

•	We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans Case-by-Case

•

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

We generally support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock: Case-by-Case

•	We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting: Against

Increase Supermajority Vote Requirement: Against

•	We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision: For

Adopt Confidential Voting (SP): Case-by-Case

•	We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent: Against

Capital Structure

Increase Authorized Common Stock: Case-by-Case

•	We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

Approve Merger or Acquisition: Case-by-Case

Approve Technical Amendments to Charter: Case-by-Case

Opt Out of State Takeover Statutes: For

Authorize Share Repurchase: For

Authorize Trade in Company Stock: For

Approve Stock Splits: Case-by-Case

•	We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring: Case-by-Case

Issue Stock with or without Preemptive Rights: For

Issue Debt Instruments: Case-by-Case

Social Issues

Endorse the Ceres Principles (SP): Case-by-Case

Disclose Political and PAC Gifts (SP): Case-by-Case

•	Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

Report on Sustainability (SP): Case-by-Case

Miscellaneous

Approve Other Business: Against

Approve Reincorporation: Case-by-Case

Approve Third-Party Transactions: Case-by-Case

Dated: August 1, 2006

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant.[1]

(a)(2)(i)	Certificate of Amendment to Certificate of Trust. [6]

(b)	By-laws of Registrant. [1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) formerly, The Equitable Life Assurance Society of the United States dated as of November 30, 2001.[3]

(d)(1)(i)	Investment Management Agreement between Registrant and AXA Equitable dated as of December 17, 2004. [6]

(d)(1)(ii)	Amendment No. 1 dated as of May 1, 2005 to Investment Management Agreement between Registrant and AXA Equitable dated as of December 17, 2004.[9]

(d)(1)(iii)	Amendment No. 1 dated as of October 1, 2005 to Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[10]

(d)(1)(iv)	Amendment No. 2 dated as of November 1, 2005 to Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001. [10]

(d)(2)	Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, and AXA Enterprise Money Market Fund II. [2]

(d)(2)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Money Market Fund II.[4]

(d)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, AXA Enterprise Multimanager International Equity Fund and AXA Enterprise Money Market Fund II.[4]

(d)(2)(iii)	Amendment No. 2 dated as of June 16, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with

1

respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund and AXA Enterprise Multimanager International Equity Fund. [10]

(d)(2)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, and AXA Enterprise Multimanager International Equity Fund – (filed herewith).

(d)(3)	Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. [1]

(d)(3)(i)	Investment Advisory Agreement between AXA Equitable and RCM dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. [2]

(d)(3)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. [4]

(d)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. [4]

(d)(3)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund – (filed herewith).

(d)(4)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Mid Cap Value Fund. [1]

(d)(4)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of August 18, 2003 with respect to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Mid Cap Value Fund. [4]

(d)(4)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Mid Cap Value Fund – (filed herewith).

(d)(5)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to AXA Enterprise Multimanager Core Equity Fund. [2]

(d)(5)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Core Equity Fund. [4]

2

(d)(5)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Core Equity Fund – (filed herewith).

(d)(6)	Investment Advisory Agreement between AXA Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Core Equity Fund. [1]

(d)(6)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Core Equity Fund. [4]

(d)(6)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Core Equity Fund – (filed herewith).

(d)(7)	Investment Advisory Agreement between AXA Equitable and Institutional Capital LLC (“ICAP”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Value Fund. [1]

(d)(7)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Value Fund. [4]

(d)(7)(ii)	Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 1, 2006 with respect to AXA Enterprise Multimanager Value Fund – (filed herewith).

(d)(8)	Investment Advisory Agreement between AXA Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Value Fund and AXA Enterprise Multimanager Mid Cap Growth Fund. [1]

(d)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory Agreement between AXA Equitable and MFS with respect to AXA Enterprise Multimanager Value Fund. [2]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Value Fund. [4]

(d)(8)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Value Fund – (filed herewith).

(d)(9)	Investment Advisory Agreement between AXA Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund. [1]

(d)(10)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Mid Cap Value Fund. [1]

(d)(10)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Enterprise Multimanager Mid Cap Value Fund. [4]

3

(d)(10)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Mid Cap Value Fund – (filed herewith).

(d)(11)	Investment Advisory Agreement between AXA Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Mid Cap Value Fund. [1]

(d)(12)	Investment Advisory Agreement between AXA Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager International Equity Fund. [1]

(d)(12)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to AXA Enterprise Multimanager International Equity Fund. [4]

(d)(13)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager International Equity Fund. [1]

(d)(14)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Technology Fund. [1]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Technology Fund. [4]

(d)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand with respect to AXA Enterprise Multimanager Technology Fund. [4]

(d)(14)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Technology Fund – (filed herewith).

(d)(15)	Investment Advisory Agreement between AXA Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Health Care Fund. [1]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Health Care Fund. [4]

(d)(15)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Health Care Fund – (filed herewith).

(d)(16)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Health Care Fund. [1]

(d)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Enterprise Multimanager Mid Cap Value Fund and AXA Enterprise Multimanager Health Care Fund. [2]

(d)(16)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of August 18, 2003 with respect to AXA Enterprise Multimanager Mid Cap Value Fund and AXA Enterprise Multimanager Health Care Fund. [4]

4

(d)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Enterprise Multimanager Health Care Fund and AXA Enterprise Multimanager Technology Fund.[4]

(d)(16)(iv)	Amendment No. 2 dated as of August 1, 2004 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Enterprise Multimanager Health Care Fund, AXA Enterprise Multimanager Mid Cap Value Fund and AXA Enterprise Multimanager Technology Fund. [10]

(d)(16)(v)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Health Care Fund, AXA Enterprise Multimanager Mid Cap Value Fund and AXA Enterprise Multimanager Technology Fund – (filed herewith).

(d)(17)	Investment Advisory Agreement between AXA Equitable and BlackRock Financial Management, Inc. (“BlackRock”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Core Bond Fund.[1]

(d)(17)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BlackRock dated as of August 18, 2003 with respect to AXA Enterprise Multimanager Core Bond Fund. [4]

(d)(17)(ii)	Investment Advisory Agreement between AXA Equitable and BlackRock dated as of October 1, 2006 with respect to AXA Enterprise Multimanager Core Bond Fund – (filed herewith).

(d)(18)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to AXA Enterprise Multimanager Core Bond Fund.[1]

(d)(18)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Core Bond Fund. [4]

(d)(18)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Core Bond Fund – (filed herewith).

(d)(19)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund. [2]

(d)(19)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund. [4]

(d)(19)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund – (filed herewith).

(d)(20)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund. [4]

(d)(20)(i)	Amendment No. 1 dated as of August 1, 2004 to Investment Advisory Agreement between AXA Equitable and Franklin with respect to AXA Enterprise Multimanager Mid Cap Growth Fund. [10]

5

(d)(20)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Franklin dated as of July 31, 2006 with respect to AXA Enterprise Multimanager Mid Cap Growth Fund – (filed herewith).

(d)(21)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to AXA Enterprise Multimanager International Equity Fund. [4]

(d)(21)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated as of July 31, 2006 with respect to AXA Enterprise Multimanager International Equity Fund – (filed herewith).

(d)(22)	Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) dated as of December 17, 2004 with respect to AXA Enterprise Multimanager International Equity Fund [6].

(d)(23)	Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation (“Dreyfus”) dated as of June 16, 2005 with respect to AXA Enterprise Money Market Fund II. [10]

(e)	Underwriting Contracts

(e)(1)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001. [1]

(e)(1)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of December 10, 2004. [6]

(e)(2)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001. [1]

(e)(3)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001. [1]

(e)(3)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of December 10, 2004. [6]

(e)(4)	Distribution Agreement between Registrant and Enterprise Fund Distributors, Inc. (“EFD”) dated as of December 10, 2004. [6]

(e)(4)(i)	Amendment No. 1 dated as of May 1, 2005 to the Distribution Agreement between Registrant and EFD dated as of December 10, 2004.[9]

(f)	Form of Deferred Compensation Plan. [1]

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank dated as of December 31, 2001. [2]

(g)(1)	Amendment No. 1 dated as of January 3, 2005 to Global Custody Agreement between Registrant and JPMorgan Chase Bank dated as of December 31, 2001.[8]

(g)(1)(i)	Amendment No. 2 dated as of May 1, 2005 to Global Custody Agreement between Registrant and JP Morgan Chase Bank dated as of December 31, 2001.[9]

Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001. [1]

6

(h)(2)	Mutual Funds Sub-Administration Agreement between AXA Equitable and J.P. Morgan Investor Services Co. dated as of November 16, 2001.[11]

(h)(3)	Transfer Agency Services Agreement between Registrant and PFPC, Inc. (“PFPC”) dated as of December 20, 2001. [1]

(h)(3)(i)	Amendment to Transfer Agency Services Agreement between Registrant and PFPC dated as of July 24, 2002. [2]

(h)(3)(ii)	Amendment to Transfer Agency Services Agreement between Registrant and PFPC dated as of December 10, 2002. [2]

(h)(3)(iii)	Transfer Agency Services Agreement between Registrant and Boston Financial Data Services, Inc., a division of State Street Bank and Trust Company dated as of December 13, 2004. [10]

(h)(4)	Expense Limitation Agreement between Registrant and AXA Equitable dated as of November 30, 2001. [1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable, effective as of June 1, 2002. [2]

(h)(4)(ii)	Amendment No. 1 dated as of January 3, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002. [11]

(h)(4)(iii)	Amendment No. 2 dated as of May 1, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002. [11]

(h)(4)(iv)	Amendment No. 3 dated as of May 1, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002. [11]

(h)(4)(v)	Amendment No. 4 dated as of December 8, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002. [11]

(h)(4)(vi)	Amendment No. 5 dated as of March 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002 – (filed herewith).

(h)(4)(vii)	Amendment No. 6 dated as of May 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002 – (filed herewith).

(i)	Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered – (filed herewith).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered. [1]

(j)	Other Consents

(j)(1)	Consent of Independent Accountants – (filed herewith).

(j)(2)	Powers of Attorney. [1]

(j)(2)(i)	Revised Powers of Attorney. [2]

7

(k)	Omitted Financial Statements - (not applicable).

(l)	Initial Capital Agreement dated November 12, 2001. [1]

(m)	Rule 12b-1 Plans

(m)(1)	Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant. [6]

(m)(2)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B and C shares of the Registrant. [1]

(m)(3)(i)	Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares (formerly, Class A shares) of the Registrant. [1]

(m)(3)(ii)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares of the Registrant. [6]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. [1]

(n)(1)	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. [6]

(n)(2)	Second Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. [10]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors.[1]

(p)(1)(i)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 10, 2003. [4]

(p)(1)(ii)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 9, 2004. [6]

(p)(1)(iii)	Code of Ethics of the Registrant, AXA Equitable and EFD, as revised March 3, 2005. [10]

(p)(2)	Code of Ethics of AllianceBernstein, dated January 2001. [1]

(p)(2)(i)	Revised Code of Ethics of AllianceBernstein, effective April 2002. [2]

(p)(2)(ii)	Revised Code of Ethics of AllianceBernstein, effective June 2003. [4]

(p)(2)(iii)	Revised Code of Ethics of AllianceBernstein, effective May 2005. [10]

(p)(3)	Code of Ethics of RCM, revised May 2001.[1]

(p)(3)(i)	Code of Ethics of RCM, as revised January 1, 2004. [6]

(p)(3)(ii)	Code of Ethics of RCM, as revised January 1, 2005. [10]

(p)(3)(iii)	Code of Ethics of RCM, as revised January 1, 2006 – (filed herewith).

(p)(4)	Code of Ethics of TCW, dated March 2000. 1

(p)(4)(i)	Code of Ethics of TCW, as amended April 2004. [6]

(p)(4)(ii)	Code of Ethics of TCW, as amended February 1, 2005. [10]

(p)(5)	Code of Ethics of Janus, as revised June 1, 2001.[1]

8

(p)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002. [2]

(p)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003. [4]

(p)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003. [4]

(p)(5)(iv)	Code of Ethics of Janus, as revised September 14, 2004. [6]

(p)(5)(v)	Code of Ethics of Janus, as revised September 20, 2005. [10]

(p)(5)(vi)	Code of Ethics of Janus, as revised August 30, 2006 – (filed herewith).

(p)(6)	Code of Ethics of Thornburg, as revised May 2001. [1]

(p)(6)(i)	Code of Ethics of Thornburg, as revised November 2003. [6]

(p)(6)(ii)	Code of Ethics of Thornburg, as revised March 21, 2005. [10]

(p)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000. [1]

(p)(7)(i)	Code of Ethics of ICAP, as amended February 1, 2005. [10]

(p)(8)	Code of Ethics of MFS, effective as of September 1, 2000. [1]

(p)(8)(i)	Code of Ethics of MFS, as amended January 1, 2005. [10]

(p)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001. [1]

(p)(10)	Code of Ethics of AXA Rosenberg. [1]

(p)(10)(i)	Code of Ethics of AXA Rosenberg, as amended January 31, 2005. [10]

(p)(11)	Code of Ethics of BCAM. [1]

(p)(12)	Code of Ethics of BIAM (U.S.). [1]

(p)(12)(i)	Code of Ethics of BIAM (U.S.), as revised January 2004. [6]

(p)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000. [1]

(p)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated. [2]

(p)(14)	Code of Ethics of Firsthand, dated May 12, 2001. [1]

(p)(14)(i)	Code of Ethics of Firsthand, as revised June 18, 2004. [6]

(p)(14)(ii)	Code of Ethics of Firsthand, as revised May 14, 2005. [10]

(p)(14)(iii)	Code of Ethics of Firsthand, as revised August 11, 2006 – (filed herewith).

(p)(15)	Code of Ethics of AIM, as amended February 24, 2001. [1]

(p) (15)(i)	Code of Ethics of AIM, as amended September 27, 2002. [2]

(p)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003. [4]

(p)(15)(iii)	Code of Ethics of AIM, as amended January 1, 2005. [10]

(p)(15)(iv)	Code of Ethics of AIM, as amended February 16, 2006 – (filed herewith).

(p)(16)	Code of Ethics of Wellington, revised March 1, 2000. [1]

(p)(16)(i)	Code of Ethics of Wellington, as revised July 1, 2004. [6]

(p)(16)(ii)	Code of Ethics of Wellington, as revised January 1, 2005. [10]

(p)(16)(iii)	Code of Ethics of Wellington, as revised January 1, 2006 and February 17, 2006 – (filed herewith).

9

(p)(17)	Code of Ethics of BlackRock, effective March 1, 2000. [1]

(p)(17)(i)	Code of Ethics of BlackRock, as amended February 1, 2005. [10]

(p)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000.[1]

(p)(18)(i)	Code of Ethics of PIMCO, as revised February 1, 2004. [6]

(p)(18)(ii)	Code of Ethics of PIMCO, as revised January 6, 2005. [10]

(p)(18)(iii)	Code of Ethics of PIMCO, as revised February 15, 2006 – (filed herewith).

(p)(19)	Code of Ethics of Provident, effective February 15, 2002. [2]

(p)(19)(i)	Code of Ethics of Provident, effective April 1, 2003. [4]

(p)(19)(ii)	Code of Ethics of Provident, as revised January 1, 2004. [6]

(p)(19)(iii)	Code of Ethics of Provident, as revised January 19, 2005. [10]

(p)(20)	Code of Ethics of Franklin, revised December 3, 2003. [4]

(p)(20)(i)	Code of Ethics of Franklin, as revised May 2004. 6

(p)(20)(ii)	Code of Ethics of Franklin, as revised April 2005. [10]

(p)(21)	Code of Ethics of Marsico, effective February 13, 2003. [4]

(p)(21)(i)	Code of Ethics of Marsico, as revised November 2003. [6]

(p)(21)(ii)	Code of Ethics of Marsico, as revised February 1, 2005. [10]

(p)(22)	Code of Ethics of J.P. Morgan dated October 2003. [6]

(p)(22)(i)	Code of Ethics of J.P. Morgan, as amended February 1, 2005. [10]

(p)(23)	Code of Ethics of EFD dated February 18, 2004. [6]

(p)(24)	Code of Ethics of Dreyfus dated April 2004. [10]

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 5, 2001 (File No. 333-70752).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on December 19, 2002 (File No. 333-70752).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on February 20, 2003 (File No. 333-70752).
[4].	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2003 (File No. 333-70752).
[5]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2004 (File No. 333-70752).
[6]	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed on December 30, 2004 (File No. 333-70752).
[7]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on January 18, 2005 (File No. 333-70752).
[8]	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2005 (File No. 333-70752).
[9]	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on April 1, 2005 (File No. 333-70752).
[10]	Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2005 (File No. 333-70752).
[11]	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2006 (File No. 333-70752).

10

Item 24. Persons controlled by or under Common Control with Registrant

None.

11

Item 25. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

12

Section 7. Applicable Law. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . . . (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreements states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any

13

willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Article Tenth of the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Trust on behalf of the Funds agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not be authorized by the Trust or a Fund in its prospectus or in this Agreement.

The Distributor agrees to indemnify the Trust and the Funds against any and all claims, demands, liabilities and expenses which the Trust or the Funds may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or a Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund’s transfer agent(s), or for any failure of any such transfer agent to perform its duties.

14

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in

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violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iii) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

Number 8 of the Registrant’s Transfer Agency Services Agreement states:

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent and with respect to Section 8.1(e) herein, also the Bank, harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

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(b) The Fund’s lack of good faith, negligence or willful misconduct;

(c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent; or

(f) Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

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8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund’s prior written consent.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The description of AXA Equitable under the caption of “Management Team” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of AXA Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. AXA Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

AllianceBernstein serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager International Equity Fund. The description of AllianceBernstein under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

RCM serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. The description of RCM under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RCM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

TCW serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund and AXA Enterprise

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Multimanager Mid Cap Value Fund. The description of TCW under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

Janus serves as a sub-adviser to AXA Enterprise Multimanager Core Equity Fund. The description of Janus under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to AXA Enterprise Multimanager Core Equity Fund. The description of Thornburg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to AXA Enterprise Multimanager Value Fund. The description of ICAP under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to AXA Enterprise Multimanager Value Fund. The description of MFS under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

Provident serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund. The description of Provident under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

Franklin serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund.. The description of Franklin under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to AXA Enterprise Multimanager Mid Cap Value Fund. The description of AXA Rosenberg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

J.P. Morgan serves as a sub-adviser to AXA Enterprise Multimanager International Equity Fund. The description of J.P. Morgan under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of J.P. Morgan set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) is incorporated herein by reference.

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Marsico serves as a sub-adviser to AXA Enterprise Multimanager International Equity Fund. The description of Marsico under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to AXA Enterprise Multimanager Technology Fund. The description of Firsthand under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

AIM serves as a sub-adviser to AXA Enterprise Multimanager Health Care Fund. The description of AIM under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to AXA Enterprise Multimanager Health Care Fund, AXA Enterprise Multimanager Mid Cap Value Fund and AXA Enterprise Multimanager Technology Fund. The description of Wellington under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

BlackRock serves as a sub-adviser to AXA Enterprise Multimanager Core Bond Fund. The description of BlackRock under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BlackRock set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to AXA Enterprise Multimanager Core Bond Fund. The description of PIMCO under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27. Principal Underwriter

(a) EFD is the principal underwriter. EFD also serves as a principal underwriter for the following entities: AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc.

(b) Set forth below is certain information regarding the directors and officers of EFD. Excepted as indicated otherwise, the business address of the persons listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

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Enterprise Fund Distributors, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH ENTERPRISE FUND DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS Steven M. Joenk	Director	Chairman of the Board, President and Chief Executive Officer

* James F. Mullery	Director

Mary Cantwell	Director

OFFICERS Steven M. Joenk	Chairman of the Board	Chairman of the Board, President and Chief Executive Officer

* John A. Schilt, Jr.	President

Mary Toumpas	Vice President and Compliance Officer

* Patricia A. Cox	Senior Vice President

* Robert V. Ippolito	Senior Vice President- Eastern Region

Dan McGinley	Senior Vice President- Western Region

Jennifer Caifano	Controller

* Alan Patterson	Vice President-Retirement Plans

* Sean Nicholason	Vice President-Marketing

Kenneth T. Kozlowski	Treasurer	Chief Financial Officer and Treasurer

Brian Vislusky	Vice President-Information Technology

Catharine Young	Director of Compliance

Linda Galasso	Secretary

Francesca Divone	Assistant Secretary

Patricia Louie	Assistant Secretary

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(c) Inapplicable.

Item 28. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JP Morgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Investors Services Co. 73 Tremont Street Boston, MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101-4106

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111-4189	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202

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Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital LLC 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Financial Management, Inc. 345 Park Avenue New York, NY 10154

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92260

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, AXA Enterprise Multimanager Funds Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 27th day of February 2007.

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Chairman of the Board, President and Chief Executive Officer	February 27, 2007

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	February 27, 2007

/s/ Barry Hamerling* Barry Hamerling	Trustee	February 27, 2007

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	February 27, 2007

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	February 27, 2007

By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

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AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

EXHIBIT INDEX

(d)(2)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable Life Insurance Company (“AXA Equitable”) and AllianceBernstein L.P. dated as of July 31, 2006.

(d)(3)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of July 31, 2006.

(d)(4)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company dated as of July 31, 2006.

(d)(5)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of July 31, 2006.

(d)(6)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg Investment Management, Inc. dated as of July 31, 2006.

(d)(7)(ii)	Investment Advisory Agreement between AXA Equitable and Institutional Capital LLC dated as of July 1, 2006.

(d)(8)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS Investment Management dated as of July 31, 2006.

(d)(10)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management LLC dated as of July 31, 2006.

(d)(14)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of July 31, 2006.

(d)(15)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and A I M Capital Management, Inc. (“AIM”) dated as of July 31, 2006.

(d)(16)(v)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington”) dated as of July 31, 2006.

(d)(17)(ii)	Investment Advisory Agreement between AXA Equitable and BlackRock Financial Management, Inc. dated as of October 1, 2006.

(d)(18)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of July 31, 2006.

(d)(19)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel, Inc. dated as of July 31, 2006.

(d)(20)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. dated as of July 31, 2006.

(d)(21)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC dated as of July 31, 2006.

(h)(4)(vi)	Amendment No. 5 dated as of March 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.

(h)(4)(vii)	Amendment No. 6 dated as of May 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered.

(j)(1)	Consent of Independent Accountants.

(p)(3)(iii)	Code of Ethics of RCM, as revised January 1, 2006.

(p)(5)(vi)	Code of Ethics of Janus, as revised August 30, 2006.

(p)(14)(iii)	Code of Ethics of Firsthand, as revised August 11, 2006.

(p)(15)(iv)	Code of Ethics of AIM, as amended February 16, 2006.

(p)(16)(iii)	Code of Ethics of Wellington, as revised January 1, 2006 and February 17, 2006.

(p)(18)(iii)	Code of Ethics of PIMCO, as revised February 15, 2006.